Securities Act Registration No. 333-253153

As filed with the Securities and Exchange Commission On April 1, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒

JOHCM FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

53 State Street, 13th Floor

Boston, Massachusetts 02109

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (617) 933-0712

Mary Lomasney

53 State Street, 13th Floor

Boston, Massachusetts 02109

(Name and Address of Agent for Service)

With copy to:

George Raine, Esq.
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600

Title of Securities Being Registered:

Institutional of JOHCM Credit Income Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM Global Income Builder Fund, JOHCM Global Select Fund, JOHCM International Opportunities Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund, each a series of the Registrant.

Advisor Shares of JOHCM Credit Income Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM Global Income Builder Fund, JOHCM Global Select Fund, JOHCM International Opportunities Fund, JOHCM International Small Cap Equity Fund, each a series of the Registrant.

Investor Shares of JOHCM Emerging Markets Opportunities Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM Global Income Builder Fund, JOHCM Global Select Fund, JOHCM International Opportunities Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund, each a series of the Registrant.

Approximate date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

An indefinite amount of the Registrant’s securities have been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is paid at this time.

April 1, 2021

Dear Shareholder:

I am writing to let you know that a joint special meeting (the “Meeting”) of the shareholders of each mutual fund series of Advisers Investment Trust (the “Target Trust”) advised by J O Hambro Capital Management Limited (“JOH Ltd.”) (each such series a “Target Fund”), will be held on June 2, 2021 at 12:00 p.m., Eastern Time. If the proposals are approved, shareholders of each Target Fund will be issued shares of a corresponding mutual fund series (each, an “Acquiring Fund”) as shown in the table attached to this letter.

Shareholders of record of Target Funds as of the regular close of business of the New York Stock Exchange on March 24, 2021 have the opportunity to vote on the proposals relating to those Target Funds in which they hold shares. This package contains notice of the Meeting, information about the proposals and the materials to use when casting your vote. If a Target Fund’s shareholders vote to approve its proposed reorganization (each, a “Reorganization,” and collectively, the “Reorganizations”), shareholders of that Target Fund will receive shares of the corresponding class of the Acquiring Fund having a total dollar value equal to the total dollar value of their investment in the Target Fund immediately prior to the time of the Reorganization.

The primary purpose of the proposed Reorganizations is to merge each Target Fund into a corresponding Acquiring Fund, which was specifically created for the purpose of acquiring the assets and liabilities of the Target Fund and which will have no assets immediately prior to the Reorganizations. If a Reorganization is approved, the corresponding Target Fund will be completely liquidated and dissolved. The Target Trust and JOHCM Funds Trust (the “JOHCM Trust”) are each an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). Each Acquiring Fund has an identical or substantially identical investment objective and substantially similar investment strategies and policies to those of its corresponding Target Fund.

The Reorganizations will shift primary management oversight responsibility for each Target Fund to JOHCM (USA) Inc. (“JOHCM USA”), the investment adviser to the JOHCM Trust. JOHCM USA is a wholly-owned subsidiary of, and part of the same globally integrated investment organization as, JOH Ltd., the current investment adviser to each Target Fund. JOHCM USA currently serves as investment sub-adviser to three of the Target Funds. JOHCM USA and JOH Ltd. are referred to collectively below as “the JOHCM Group.” The Reorganizations are not expected or intended to result in any changes to the day-to-day management of any of the Target Funds. Each Target Fund’s existing portfolio management team will serve as portfolio managers for the corresponding Acquiring Fund, in each case either directly as employees of JOHCM USA or as associated persons of JOHCM USA, subject to its oversight. The proposed Reorganizations will also result in each Target Fund being overseen by a different board of trustees. With respect to the Target Funds’ other service providers, the Target Funds’ custodian, administrator, transfer agent, and auditor will not change as a result of the Reorganizations. Furthermore, the Acquiring Funds’ distributor is an affiliate of the Target Funds’ distributor. The proposed Reorganizations are not expected or intended to result in any material changes to the availability of any fund on existing distribution platforms.

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The Board of the JOHCM Trust (the “JOHCM Board” or “JOHCM Trustees”) and the Board of Trustees of the Target Trust (the “AIT Board” or “AIT Trustees”) believe that the proposed Reorganizations will be beneficial to shareholders of the Target Funds (“Target Fund Shareholders”). In approving the Reorganizations, the AIT Board considered, among other factors: the opportunity for Target Fund Shareholders to retain their existing exposure to the asset classes and investment strategies of their original investment without interruption or significant transaction costs, anticipated similar or lower operating expenses for Target Fund Shareholders, the similarity in each Target Fund’s and its corresponding Acquiring Fund’s investment objectives and strategies, and the expected continuation of day-to-day portfolio management from all of the Target Funds’ current portfolio managers. The JOHCM Group believes that the proposed Reorganizations may benefit Target Fund Shareholders by providing each fund with oversight by a board of trustees with responsibility for a smaller number of funds managed by a single investment advisory organization, enhancing each fund’s flexibility in making decisions to hire or retain third-party service providers, resulting in potential cost savings for the funds through the internalization of certain operational and compliance functions formerly provided to the Target Trust by external service providers and the negotiation of lower fees with certain service providers, and giving the funds greater ongoing ability to negotiate fees with service providers.

The proposed Reorganizations will align management of the portfolios with the overall operational management and oversight of the trust in which they are housed as well as compliance oversight, sponsorship and governance matters. The JOHCM Group considers this a natural progression for the funds as the funds have grown in assets and the JOHCM Group continues to focus on expanding its U.S. business, including by seeking to continue to grow the funds. The JOHCM Group also believes that the proposed Reorganizations will provide opportunities to grow the assets of the Target Funds, as it expects potential investors will be better able to associate the Target Funds solely with products managed by the JOHCM Group. For information regarding the factors that were considered by the AIT Trustees, please refer to the section entitled “Background and Trustees’ Considerations Related to the Proposed Reorganization” in the enclosed Combined Proxy Statement/Prospectus.

None of the Target Funds nor any of the Acquiring Funds will bear any direct fees or expenses in connection with the proposed Reorganizations, except for (i) the costs of buying and selling portfolio securities necessary to effect the Reorganizations, (ii) taxes on capital gains that may be realized as a result of such transactions, and (iii) transfer or stamp duties expected to be imposed in other non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Funds. The expected impact of these costs is described in further detail in the enclosed Combined Proxy Statement/Prospectus. If the proposed Reorganizations are approved, the Target Trust does not expect that the Reorganizations will result in a change in the level or quality of services that shareholders of the Acquiring Funds will receive compared to the services currently received as shareholders of the Target Funds. The proposed Reorganizations have been carefully reviewed and approved by each of the AIT Board and the JOHCM Board. The AIT Board recommends that you vote FOR the proposed Reorganizations.

More information on the specific details of and reasons for the proposed Reorganizations are contained in the enclosed Combined Proxy Statement/Prospectus. Please read the enclosed materials carefully and cast your vote on the Proxy Card. Please vote your shares promptly. Your vote is extremely important, no matter how many shares you own.

In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of Trustees of the Target Trust has determined that the Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. Details on how to participate in the virtual Meeting are included in the attached materials. Shareholders will be able to ask questions and make statements at the virtual Meeting to the same extent as they would at an in-person meeting.

If you have any questions before you vote, please call the Target Trust toll-free at 866-260-9549. Thank you for your participation in this important initiative.

Sincerely,

Barbara J. Nelligan

President, Advisers Investment Trust

Target Fund (each a series of Advisers Investment Trust)	Acquiring Fund (each a series of JOHCM Funds Trust)
JOHCM CREDIT INCOME FUND Institutional Shares (Ticker: JOCIX) Class I Shares (Ticker: JOCEX)	JOHCM CREDIT INCOME FUND Institutional Shares Advisor Shares
JOHCM EMERGING MARKETS OPPORTUNITIES FUND Institutional Shares (Ticker: JOEMX) Class I Shares (Ticker: JOEIX) Class II Shares (Ticker: JOEAX)	JOHCM EMERGING MARKETS OPPORTUNITIES FUND Institutional Shares Advisor Shares Investor Shares
JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND Institutional Shares (Ticker: JOMMX) Class I Shares (Ticker: JOMEX)	JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND Institutional Shares Advisor Shares
JOHCM GLOBAL EQUITY FUND Institutional Shares (Ticker: JOGIX) Class I Shares (Ticker: JOGEX)	JOHCM GLOBAL SELECT FUND Institutional Shares Advisor Shares
JOHCM GLOBAL INCOME BUILDER FUND Institutional Shares (Ticker: JOBIX) Class I Shares (Ticker: JOFIX) Class II Shares (Ticker: JOIIX)	JOHCM GLOBAL INCOME BUILDER FUND Institutional Shares Advisor Shares Investor Shares
JOHCM INTERNATIONAL OPPORTUNITIES FUND Institutional Shares (Ticker: JOPSX)	JOHCM INTERNATIONAL OPPORTUNITIES FUND Institutional Shares
JOHCM INTERNATIONAL SELECT FUND Class I Shares (Ticker: JOHIX) Class II Shares (Ticker: JOHAX)	JOHCM INTERNATIONAL SELECT FUND Institutional Shares Investor Shares
JOHCM INTERNATIONAL SMALL CAP EQUITY FUND Institutional Shares (Ticker: JOSMX) Class I Shares (Ticker: JOISX) Class II Shares (Ticker: JOSAX)	JOHCM INTERNATIONAL SMALL CAP EQUITY FUND Institutional Shares Advisor Shares Investor Shares

A Proxy Card covering your Target Fund is enclosed along with the Combined Proxy Statement/Prospectus.

VOTING IS QUICK AND EASY. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

To secure the largest possible representation at the Meeting, please vote as soon as possible, via the Internet, by telephone, or mark, sign, date and return your Proxy Card by mail. If you sign, date and return the Proxy Card but give no voting instructions, your shares will be voted “FOR” the proposals indicated on the card. You may revoke your proxy at any time at or before the Meeting.

Please vote your shares today.

You may vote in any one of three ways:

•	By Internet: you may vote over the Internet by following the instructions on the enclosed Proxy Card;

•	By telephone: please have the Proxy Card available, call the number on the enclosed card and follow the instructions; or

•	By mail: sign and return the enclosed Proxy Card in the prepaid envelope provided if you have received this Combined Proxy Statement/Prospectus by mail.

If we do not hear from you after a reasonable amount of time, you may receive a call from our proxy solicitor, AST Fund Solutions, reminding you to vote.

THE BOARD OF TRUSTEES OF THE TARGET TRUST RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

INSTRUCTIONS FOR SIGNING PROXY CARD(S)

The following general guidelines for signing Proxy Cards may be of assistance to you and will help avoid the time and expense involved in validating your vote if you fail to sign your Proxy Card properly.

1. Individual accounts: Sign your name exactly as it appears in the registration on the Proxy Card.

2. Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card.

3. All other accounts: The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature

Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

JOHCM CREDIT INCOME FUND

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

JOHCM GLOBAL EQUITY FUND

JOHCM GLOBAL INCOME BUILDER FUND

JOHCM INTERNATIONAL OPPORTUNITIES FUND

JOHCM INTERNATIONAL SELECT FUND

JOHCM INTERNATIONAL SMALL CAP EQUITY FUND

each, a series of Advisers Investment Trust

50 S. LaSalle Street,

Chicago, Illinois 60603

(866) 260-9549

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 2, 2021

To the shareholders of the above referenced series (the “Target Funds”) of Advisers Investment Trust, a Delaware statutory trust (“AIT” or the “Target Trust”)

NOTICE IS HEREBY GIVEN that the Target Trust will hold a joint special meeting of shareholders (the “Meeting”) for the Target Funds, on June 2, 2021 at 12:00 p.m., Eastern Time. In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of Trustees of the Target Trust (the “AIT Board” or “AIT Trustees”) has determined that the Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. The purpose of the Meeting is to consider and act upon the following proposals (each, a “Proposal,” and collectively, the “Proposals”):

a.	To approve an Agreement and Plan of Reorganization with respect to each Target Fund (the “Plan”), which provides for:

(i) the acquisition by JOHCM Funds Trust, a Massachusetts business trust (the “JOHCM Trust”), on behalf of each of its series identified in the first table below (each, an “Acquiring Fund”), of all of the assets of a corresponding Target Fund (as identified in the first table below), in exchange for shares of the corresponding class of the Acquiring Fund (as indicated in the second table below) (“Acquiring Fund Shares”), and the assumption by the JOHCM Trust, on behalf of each Acquiring Fund, of the liabilities of each corresponding Target Fund;

(ii) the distribution of Acquiring Fund Shares to the shareholders of each corresponding Target Fund according to their respective interests in the Target Fund (as indicated in the second table below) in complete liquidation of the Target Funds; and

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(iii) the dissolution of each Target Fund as soon as practicable after the closing. Shareholders of each Target Fund will vote separately on the proposal to reorganize that Target Fund into its corresponding Acquiring Fund as shown below:

Target Fund (each a series of Advisers Investment Trust)	Acquiring Fund (each a series of JOHCM Funds Trust)	Proposal #
JOHCM Credit Income Fund	JOHCM Credit Income Fund	1
JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Opportunities Fund	2
JOHCM Emerging Markets Small Mid Cap Equity Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund	3
JOHCM Global Equity Fund	JOHCM Global Select Fund	4
JOHCM Global Income Builder Fund	JOHCM Global Income Builder Fund	5
JOHCM International Opportunities Fund	JOHCM International Opportunities Fund	6
JOHCM International Select Fund	JOHCM International Select Fund	7
JOHCM International Small Cap Equity Fund	JOHCM International Small Cap Equity Fund	8

Target Fund Share Classes	Corresponding Acquiring Fund Share Classes
Institutional Class	Institutional Shares
Class I*	Advisor Shares
Class II	Investor Shares

* With respect to JOHCM International Select Fund only, Class I shareholders will receive Institutional Shares of JOHCM International Select Fund in an amount equal to their respective interests in Class I of that Target Fund.

b.	To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Each Reorganization is proposed to be conducted separately of the others, and a party that is not a party to a Reorganization will incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to the Plan. If any one or more Reorganizations should fail to be consummated, such failure will not affect the other Reorganizations in any way. A copy of the form of the Plan, which more completely describes the proposed transaction, is attached as Appendix A to the enclosed Combined Proxy Statement/Prospectus. It is not anticipated that any matters other than the approval of the Proposals will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in the enclosed Combined Proxy Statement/Prospectus.

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Shareholders of record of each Target Fund at the regular close of business of the New York Stock Exchange on March 24, 2021 are entitled to notice of, and to vote at, such Meeting and any adjournment(s) or postponement(s) thereof relating to the Target Fund(s) in which they hold shares. Each share of the Target Fund is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to its corresponding Proposal.

The Board of Trustees of the Target Trust recommends that the shareholders of the Target Funds vote FOR each Proposal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON JUNE 2, 2021: This Notice and the Combined Proxy Statement/Prospectus are available on the Internet free of charge at https://vote.proxyonline.com/johcm/docs/2021.pdf.

By order of the Board of Trustees of Advisers Investment Trust

/s/ Barbara J. Nelligan

Barbara J. Nelligan

President of Advisers Investment Trust

April 1, 2021

Your vote is important. To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card, sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card. Please vote your proxy regardless of the number of shares owned. You may revoke your proxy at any time at, or before, the Meeting or vote at the Meeting if you attend the Meeting, as provided in the enclosed Combined Proxy Statement/Prospectus.

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COMBINED PROXY STATEMENT/PROSPECTUS

DATED APRIL 1, 2021

JOHCM CREDIT INCOME FUND

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

JOHCM GLOBAL EQUITY FUND

JOHCM GLOBAL INCOME BUILDER FUND

JOHCM INTERNATIONAL OPPORTUNITIES FUND

JOHCM INTERNATIONAL SELECT FUND

JOHCM INTERNATIONAL SMALL CAP EQUITY FUND

each, a series of Advisers Investment Trust

50 S. LaSalle Street

Chicago, Illinois 60603

(866) 260-9549

JOHCM FUNDS TRUST

53 State Street, 13th Floor

Boston, Massachusetts, 02109

(866) 260-9549

https://www.johcm.com/us/our-funds

This Combined Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) solicits proxies to be voted at a joint special meeting of the shareholders (the “Meeting”) of the funds identified above (each, a “Target Fund”), each a series of Advisers Investment Trust (the “Target Trust”).

At the Meeting, shareholders of each Target Fund (“Target Fund Shareholders”) will be asked to approve an Agreement and Plan of Reorganization with respect to each Target Fund (the “Plan”) relating to the proposed reorganization of their Target Fund with and into a corresponding series (an “Acquiring Fund”) of JOHCM Funds Trust (the “JOHCM Trust”), an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as described more fully in the Plan (each, a “Reorganization,” and collectively, the “Reorganizations”). JOHCM Trust is a newly created trust and each Acquiring Fund is a newly created series of the JOHCM Trust organized for the purpose of engaging in its respective Reorganization. The Plan provides for:

(i) the acquisition by the JOHCM Trust, on behalf of each Acquiring Fund, of all of the assets of a corresponding Target Fund (as indicated in the first table below) in exchange for shares of the corresponding class (as indicated in the second table below) of the applicable Acquiring Fund (the “Acquiring Fund Shares”) equal in value to the Target Fund Shareholder’s respective interests in the Target Fund’s share classes (the “Target Fund Shares”), and the assumption by the JOHCM Trust with respect to each Acquiring Fund of the liabilities (as defined in the Plan) of each Target Fund;

(ii) the distribution of Acquiring Fund Shares to Target Fund Shareholders according to their respective interests in a Target Fund in complete liquidation of the Target Funds; and

(iii) and, as soon as practicable after the Closing Date (as defined below), the termination of each Target Fund.

If a proposed Reorganization is approved with respect to a Target Fund by the relevant Target Fund Shareholders, on the effective date of the proposed Reorganization, each of which is currently scheduled to take place on June 21, 2021, or, if the conditions described in the Plan are not satisfied, no later than June 30, 2021, or such other date and time as the parties to such Reorganization may agree (the “Closing Date”), Target Fund Shareholders will be issued Acquiring Fund Shares of the corresponding Acquiring Fund listed opposite the

Target Fund in the table below. Target Fund Shareholders will only be permitted to vote on proposals relating to Target Funds in which they hold shares. The Acquiring Funds and their corresponding Target Funds are as follows:

Target Fund (each a series of Advisers Investment Trust)	Acquiring Fund (each a series of JOHCM Funds Trust)	Proposal #
JOHCM Credit Income Fund	JOHCM Credit Income Fund	1
JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Opportunities Fund	2
JOHCM Emerging Markets Small Mid Cap Equity Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund	3
JOHCM Global Equity Fund	JOHCM Global Select Fund	4
JOHCM Global Income Builder Fund	JOHCM Global Income Builder Fund	5
JOHCM International Opportunities Fund	JOHCM International Opportunities Fund	6
JOHCM International Select Fund	JOHCM International Select Fund	7
JOHCM International Small Cap Equity Fund	JOHCM International Small Cap Equity Fund	8

Target Fund Share Classes	Corresponding Acquiring Fund Share Classes
Institutional Class	Institutional Shares
Class I*	Advisor Shares
Class II	Investor Shares

* With respect to JOHCM International Select Fund only, Class I shareholders will receive Institutional Shares of JOHCM International Select Fund in an amount equal to their respective interests in Class I of that Target Fund.

The Meeting will be held at 12:00 p.m., Eastern Time on June 2, 2021. In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of Trustees of the Target Trust (the “AIT Board” or the “AIT Trustees”) has determined that the Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. Details on how to participate in the virtual Meeting are included in the attached materials. Shareholders will be able to ask questions and make statements at the virtual Meeting to the same extent as they would at an in-person meeting. The AIT Board is soliciting these proxies on behalf of each Target Fund. The AIT Trustees believe that the proposed Reorganizations are in the best interests of each Target Fund and its shareholders, and that the interests of the Target Fund Shareholders will not be diluted as a result of the Reorganizations. This Proxy Statement/Prospectus will first be sent to Target Fund Shareholders on or about April 5, 2021.

The Target Funds and the Acquiring Funds (each, a “Fund,” and collectively, the “Funds”) are open-end management investment companies (more commonly referred to as “mutual funds”). If Target Fund Shareholders vote to approve the Plan, they will receive Shares of a corresponding class of the Acquiring Funds having a total dollar value equivalent to the total dollar value of their investment in the relevant Target Fund immediately prior to the time of the Reorganization, as determined pursuant to the Plan. After the Acquiring Fund Shares are distributed, the Target Funds will be completely liquidated and dissolved.

Prior to the effective date of the proposed Reorganizations (the “Closing Date”), there will be no issued and outstanding shares of any Acquiring Fund.

Each Reorganization is proposed to be conducted separately of the others, and a Fund that is not a party to a Reorganization will incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to the Plan. If any one or more Reorganizations should fail to be consummated, such failure will not affect the other Reorganizations in any way. Although the AIT Board recommends that shareholders approve each Reorganization of each Target Fund into the corresponding Acquiring Fund, no Reorganization of any Target Fund is conditioned upon the Reorganization of any other Target Fund. Accordingly, if shareholders of one Target Fund approve its Reorganization, but shareholders of a second Target Fund do not approve the second Target Fund’s Reorganization, it is expected that the Reorganization of the first Target Fund will take place as described in this Combined Proxy Statement/Prospectus. If shareholders of any Target Fund fail to approve its Reorganization, the AIT Board will consider what other actions, if any, may be appropriate, including re-proposing the Reorganization or liquidating the Target Fund.

This Proxy Statement/Prospectus sets forth concisely the information about the Reorganizations and each Acquiring Fund that you should know before voting.

You should retain this Proxy Statement/Prospectus for future reference. Additional information about the Funds and the proposed Reorganizations can be found in the following documents, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and which are incorporated by reference into this Proxy Statement/Prospectus:

•

The prospectus and statement of additional information (“SAI”) of the Target Trust on behalf of each Target Fund, dated January 28, 2021, as supplemented and amended to date (File No.  333-173080; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-21-018841) (the “Target Fund Prospectuses”);

•

The audited financial statements, including the financial highlights, appearing in the Target Funds’ annual report to shareholders for the period ended September 30, 2020 (File No. 811-22538; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-20-309621);

•

The prospectus and SAI of the JOHCM Trust on behalf of each Acquiring Fund filed on February 12, 2021, as amended (File No. 333-249784; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-21-040596), which is also enclosed herewith (the “Acquiring Funds’ Prospectus”); and

•	An SAI dated April 1, 2021, relating to this Proxy Statement/Prospectus.

You may request a free copy of the SAI relating to this Proxy Statement/Prospectus without charge by calling 866-260-9549 or 312-557-5913 or by writing to JOHCM Funds Trust, c/o The Northern Trust Company, P.O. Box 4766 Chicago, IL 60680-4766.

You may obtain copies of the Target Fund Prospectuses, related SAI, or annual or semiannual reports without charge by contacting the Target Trust at 866-260-9549 or 312-557-5913; by visiting www.johcm.com or on the EDGAR database by visiting the SEC’s website at http://www.sec.gov.

The Acquiring Funds’ Prospectus, which is incorporated by reference above, is intended to provide you with additional information about the Acquiring Funds. Each Acquiring Fund is newly organized and will have no assets or liabilities at the time of the Reorganizations. Each Acquiring Fund was created specifically for the purpose of acquiring the assets and liabilities of a corresponding Target Fund in connection with the Plan and will not commence operations until the Closing Date of its respective Reorganization. None of the Acquiring Funds have any annual or semiannual reports to date. You may obtain an additional copy of the Acquiring Funds’ Prospectus or the related SAI without charge by contacting the JOHCM Trust at 866-260-9549 or 312-557-5913.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF YOUR INVESTMENT.

TABLE OF CONTENTS

OVERVIEW	3
Synopsis of important details regarding the proposed Reorganizations	3
On what proposals am I being asked to vote?	4
What is the anticipated timing of the Reorganizations?	7
What is the primary purpose of the proposed Reorganizations?	7
Why are the Reorganizations being proposed?	7
Will the portfolio management of the Target Funds change?	8
Who will bear the expenses associated with the Reorganizations?	9
What are the U.S. federal income tax consequences of the Reorganizations?	10
Has the Board of the Target Trust approved the proposed Reorganizations?	11
How will the number of Acquiring Fund Shares that I will receive be determined?	12
How do the fees of the Acquiring Funds compare to those of their corresponding Target Funds?	12
Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption fees in connection with the Reorganizations?	13
How do the share purchase, redemption and exchange procedures of the Acquiring Funds compare to those of their corresponding Target Funds?	13
Are the investment objectives and strategies of the Acquiring Funds similar to the investment objectives and strategies of their corresponding Target Funds?	13
Do the fundamental investment policies differ between the Target Funds and their corresponding Acquiring Funds?	13
Do the principal risks associated with investments in the Target Funds differ from the principal risks associated with investments in their corresponding Acquiring Funds?	14
How many votes am I entitled to cast?	14
How do I vote my shares?	14
What are the quorum and approval requirements for the Reorganizations?	14
What if there are not enough votes to reach a quorum or to approve a Reorganization by the scheduled Meeting date?	14
What happens if a Reorganization is not approved by the relevant Target Fund’s shareholders?	15
COMPARISON OF THE TARGET FUNDS AND THE ACQUIRING FUNDS	15
Comparison of Fee Tables and Expense Examples	15
Comparison of Investment Objectives, Strategies and Risks	35
Comparison of Fundamental and Non-Fundamental Investment Policies	44
Comparison of Portfolio Turnover	47
Comparison of Fund Performance	47
Comparison of Investment Advisers and Other Service Providers	47
Comparison of Share Classes and Distribution Arrangements	51
Comparison of Purchase, Redemption and Exchange Procedures	53
Comparison of Dividend and Distribution Policies and Fiscal Years	55
Comparison of Business Structures, Shareholder Rights and Applicable Law	55
BACKGROUND AND TRUSTEES’ CONSIDERATIONS RELATING TO THE PROPOSED REORGANIZATION	60
REASONS FOR THE PROPOSED REORGANIZATIONS	60
THE PROPOSED REORGANIZATION	62
Agreement and Plan of Reorganization	62
Description of the Securities to be Issued	63
CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS	64
PRO FORMA CAPITALIZATION	67

OVERVIEW

The following is a brief overview of the proposals to be voted upon at the Meeting scheduled for June 2, 2021 (each, a “Proposal,” and collectively, the “Proposals”). Your vote is important. Additional information is contained elsewhere in this Proxy Statement/Prospectus, as well as in the Plan, the Target Fund Prospectuses, the Acquiring Funds’ Prospectus, and the SAI for this Proxy Statement/Prospectus, all of which are incorporated herein by reference.

Target Fund Shareholders should read the entire Proxy Statement/Prospectus, the relevant Target Fund Prospectus and the Acquiring Funds’ Prospectus (which is included herewith) carefully for more complete information. If you need another copy of the Proxy Statement/Prospectus, please call the Target Trust at 866-260-9549 (toll-free). For the convenience of Target Fund Shareholders, a summary of certain key details regarding the proposed Reorganizations from the perspective of shareholders is provided in the synopsis immediately below. The below synopsis provides only a high-level summary of the Reorganizations and, as such, is incomplete. Shareholders are urged to review the full Proxy Statement/Prospectus for additional important details.

Synopsis of important details regarding the proposed Reorganizations

What is the purpose of the proposed Reorganizations? The primary purpose of the proposed Reorganizations is to merge each Target Fund into its corresponding Acquiring Fund, which has an identical or substantially identical investment objective and substantially similar investment strategies and policies to those of its respective Target Fund. The Reorganizations will shift management oversight responsibility for the Target Funds from JOH Ltd. to JOHCM USA, a wholly-owned subsidiary of, and part of the same globally integrated investment organization as, JOH Ltd.

What will happen if the Reorganizations are approved? Each Target Fund Shareholder will become a shareholder of the Acquiring Fund and share class that corresponds to the Target Fund and share class in which they currently invest (as indicated below under “On what proposals am I being asked to vote?”). Target Fund Shareholders will receive Acquiring Fund Shares in an amount equal to the total dollar value of shares currently held in the relevant Target Fund. The Target Fund will then be completely liquidated and dissolved.

Each Target Fund’s and its corresponding Acquiring Fund’s investment objectives and strategies are substantially similar (and, in some cases, are identical). The existing portfolio management team for each Target Fund will continue to handle the day-to-day portfolio management for the corresponding Acquiring Fund. Because of this, the Target Trust does not anticipate any significant changes in the Target Funds’ day-to-day operations, distributions, or availability on existing distribution platforms as a result of the Reorganizations.

If a Reorganization is not approved, or if a Target Fund does not receive enough votes to reach the threshold required to take action at the Meeting, the AIT Board may take actions such as re-proposing the Reorganization or liquidating the Target Fund. Voting your shares immediately will prevent the need to call you and solicit your vote.

What are the anticipated benefits of the Reorganizations? In approving the Reorganizations, the AIT Board considered benefits such as: the opportunity for Target Fund Shareholders to retain their existing exposure to the asset classes and investment strategies of their original investment without interruption, anticipated similar or lower operating expenses for Target Fund Shareholders, and the expected continuation of the day-to-day portfolio management teams for each Target Fund. The JOHCM Trust expects the benefits of the Reorganizations will include: additional oversight by a board of trustees with responsibility for a smaller number of funds managed by a single investment advisory organization, enhancement of each Fund’s flexibility in making decisions to hire or retain third-party service providers, potential cost savings for the Funds through the internalization of certain operational and compliance functions, negotiation of lower fees with certain service providers, and greater ongoing ability to negotiate fees with service providers in the future.

Who will bear the costs associated with the proposed Reorganizations? The JOHCM Group will pay the operational and solicitation costs related to each proposed Reorganization, including any costs directly associated with preparing, filing, printing, and distributing to the Target Fund Shareholders all materials relating to this Proxy Statement/Prospectus.

Because certain non-U.S. markets prohibit the transferring of title to portfolio securities without a market transaction, certain Target Funds and their corresponding Acquiring Funds may incur (1) costs related to buying and selling portfolio securities necessary to effect the Reorganizations, (2) capital gains taxes on any gains realized as a result of such purchases and sales, or (3) transfer or stamp duties required by non-U.S. regulatory entities. In particular, the Target Trust anticipates that JOHCM Emerging Markets Small Cap Fund, JOHCM Emerging Markets Opportunities Fund and JOHCM International Small Cap Fund may incur relatively higher transaction costs than will the other Target Funds. The Target Trust also anticipates that the JOHCM Emerging Markets Small Cap Fund may realize significantly higher net capital gains as a result of such non-U.S. market transactions relative to those realized by the other Target Funds.

With respect to the Funds’ total operating expenses, fund expenses as a percentage of net assets for each Target Fund are expected to decrease as a result of the Reorganizations even before accounting for any fee waivers or expense reimbursements, except for Institutional Class Shares of JOHCM International Select Fund, which are expected to remain the same. Target Fund Shareholders will not have to pay any front-end sales charges, contingent deferred sales charges, or redemption/exchange fees in connection with the Reorganizations.

How do the Acquiring Funds differ from their corresponding Target Funds? Each Target Fund has an identical or substantially identical investment objective and substantially similar investment strategies and policies to those of its respective Acquiring Fund, and will be managed by the same portfolio management team as currently handles the day-to-day portfolio management for the Target Fund. As a result, the principal risks associated with investing in the Acquiring Funds are substantially similar to those of investing in the corresponding Target Funds. The share purchase, redemption, and exchange procedures of the Acquiring Funds are identical to those of the Target Funds, except for differences in the applicable class eligibility requirements, and the Target Trust does not anticipate any changes in the availability of the Funds on existing distribution platforms as a result of the Reorganizations.

How do I vote my shares? You are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of one or more Target Fund(s) as of March 24, 2021. You may vote only with respect to the Target Fund(s) in which you own shares. You can vote your shares by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope, or by attending the virtual Meeting. You may also vote by calling the toll-free number printed on your Proxy Card or by Internet by going to the website printed on your Proxy Card.

On what proposals am I being asked to vote?

As a Target Fund Shareholder, you are being asked to vote on the approval of the Plan. The Plan provides for:

(i) the acquisition by the JOHCM Trust, on behalf of each Acquiring Fund, of all of the assets of a corresponding Target Fund (as indicated in the first table below) in exchange for a corresponding class of Acquiring Fund Shares (as indicated in the second and third tables below) equal in value to each Target Fund Shareholder’s respective Target Fund Shares and the assumption by the JOHCM Trust, on behalf of each Acquiring Fund, of the liabilities (as defined in the Plan) of the Target Funds;

(ii) the distribution of Acquiring Fund Shares to Target Fund Shareholders according to their respective interests in a Target Fund in complete liquidation of that Target Fund; and

(iii) as soon as practicable after the Closing Date, the termination of each Target Fund.

The Acquiring Funds and their corresponding Target Funds are as follows:

Target Fund (each a series of Advisers Investment Trust)	Acquiring Fund (each a series of JOHCM Funds Trust)	Proposal #
JOHCM Credit Income Fund	JOHCM Credit Income Fund	1
JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Opportunities Fund	2
JOHCM Emerging Markets Small Mid Cap Equity Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund	3
JOHCM Global Equity Fund	JOHCM Global Select Fund	4
JOHCM Global Income Builder Fund	JOHCM Global Income Builder Fund	5
JOHCM International Opportunities Fund	JOHCM International Opportunities Fund	6
JOHCM International Select Fund	JOHCM International Select Fund	7
JOHCM International Small Cap Equity Fund	JOHCM International Small Cap Equity Fund	8

The Target Funds offer Institutional Class, Class I, and Class II shares as indicated below:

JOHCM Credit Income Fund

JOHCM Emerging Markets Opportunities Fund

JOHCM Emerging Markets Small Mid Cap Equity Fund

JOHCM Global Equity Fund

JOHCM Global Income Builder Fund

JOHCM International Small Cap Equity Fund

JOHCM International Opportunities Fund

Institutional Class Class I Class II
JOHCM International Select Fund	Class I Class II

The Acquiring Funds offer the following classes of shares:

JOHCM Credit Income Fund

JOHCM Emerging Markets Opportunities Fund

JOHCM Emerging Markets Small Mid Cap Equity Fund

JOHCM Global Select Fund

JOHCM Global Income Builder Fund

JOHCM International Small Cap Equity Fund

JOHCM International Opportunities Fund

Institutional Shares Advisor Shares Investor Shares Class Z Shares
JOHCM International Select Fund	Institutional Shares Investor Shares Class Z Shares

In connection with the Reorganizations, shareholders of each Target Fund other than JOHCM International Select Fund that hold Institutional Class shares, Class I shares, and Class II shares will receive Institutional Shares, Advisor Shares, and Investor Shares, respectively, of the corresponding Acquiring Fund. With respect to the Target JOHCM International Select Fund only, Target Fund Shareholders that hold Class I and Class II shares will receive Institutional Shares and Investor Shares, respectively, of the Acquiring JOHCM International Select Fund.

The Reorganizations will shift management oversight responsibility for the Target Funds to JOHCM USA, the investment adviser to each Acquiring Fund. JOHCM USA is a wholly-owned subsidiary of, and part of the same globally integrated investment organization as, JOH Ltd., the current investment adviser to each Target Fund. JOHCM USA currently serves as investment sub-adviser to three of the Target Funds. JOHCM USA and JOH Ltd. are referred to collectively below as “the JOHCM Group.” Each Target Fund’s existing portfolio management team will serve as portfolio managers for the corresponding Acquiring Fund, in each case either directly as employees of JOHCM USA or as associated persons of JOHCM USA, subject to its oversight.

As a result of the proposed Reorganizations (if approved by Target Fund Shareholders), each Target Fund Shareholder will become a shareholder of the corresponding Acquiring Fund (as indicated above) and will receive Acquiring Fund Shares having a total dollar value equal to the total dollar value of the shares such shareholder held in that Target Fund immediately prior to the effectiveness of its Reorganization as determined pursuant to the Plan.

The Reorganizations are currently scheduled to take place on June 21, 2021, or, if the conditions described in the Plan are not satisfied, no later than June 30, 2021, or such other date and time as the parties may agree, the Closing Date.

Target Fund Shareholders who do not wish to have their Target Fund Shares exchanged for Acquiring Fund Shares as part of the Reorganizations should redeem their shares prior to the completion of the Reorganizations. If you redeem your shares, you generally will recognize a taxable gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them upon redemption. If, instead, you receive Acquiring Fund Shares in exchange for your Target Fund Shares as part of the Reorganization, you are not expected to recognize any taxable gain or loss for U.S. federal income tax purposes on such exchange. For more information about the tax consequences of the proposed Reorganizations, please refer to the “Certain U.S. Federal Income Tax Consequences of the Reorganizations” section below.

The Plan is subject to certain closing conditions and may be terminated with respect to any Reorganization at any time by mutual consent of the Target Trust and the JOHCM Trust, by the JOHCM Trust if any condition precedent to its obligations with respect to such Reorganization has not been fulfilled or waived by the JOHCM Trust, or by the Target Trust if any condition precedent to its obligations has not been fulfilled or waived by the Target Trust. Each Reorganization is proposed to be conducted separately of the others, and a Fund that is not a party to a Reorganization will incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to the Plan. If any one or more Reorganizations should fail to be consummated, such failure will not affect the other Reorganizations in any way.

You should consult the Acquiring Funds’ Prospectus for more information about each Acquiring Fund and the Target Fund Prospectuses for more information about each Target Fund, which prospectuses have been incorporated by reference into this Proxy Statement/Prospectus. For more information regarding shareholder approval of the proposed Reorganizations, please refer to the “The Proposed Reorganizations” and “Voting Information” sections below. A form of the Plan is attached hereto as Appendix A. For more information regarding the calculation of the number of Acquiring Fund Shares to be issued, please refer to the “How will the number of Acquiring Fund Shares that I will receive be determined?” section below.

What is the anticipated timing of the Reorganizations?

The Meeting is scheduled to occur on June 2, 2021. If all necessary approvals are obtained, the proposed Reorganizations are currently scheduled to take place on or about June 21, 2021.

What is the primary purpose of the proposed Reorganizations?

The primary purpose of the proposed Reorganizations is to merge each Target Fund into its corresponding Acquiring Fund, which has an identical or substantially identical investment objective and substantially similar investment strategies and policies to those of its respective Target Fund.

Why are the Reorganizations being proposed?

The JOHCM Group proposed that the AIT Board approve the Reorganizations in light of, among other factors: the opportunity for Target Fund Shareholders to retain their existing exposure to the asset classes and investment strategies of their original investment without interruption or significant transaction costs, anticipated similar or lower operating expenses for Target Fund Shareholders, the similarity in each Target Fund’s and its corresponding Acquiring Fund’s investment objectives and strategies, and the expected continuation of day-to-day portfolio management from all of the Target Funds’ current portfolio managers. For information regarding the factors that were considered by the AIT Trustees, please refer to the section below entitled “Background and Trustees’ Considerations Related to the Proposed Reorganization.”

Additionally, the JOHCM Group believes that the proposed Reorganizations may benefit Target Fund Shareholders by providing each Fund with oversight by a board of trustees with responsibility for a smaller number of funds managed by a single investment advisory organization, enhancing each Fund’s flexibility in making decisions to hire or retain third-party service providers, resulting in potential cost savings for the Funds through the internalization of certain operational and compliance functions formerly provided to the Target Trust by external service providers and the negotiation of lower fees with certain service providers, and giving the Funds greater ongoing ability to negotiate fees with service providers. The proposed Reorganizations will align management of the portfolios with the overall operational management and oversight of the trust in which they are housed as well as compliance oversight, sponsorship and governance matters. The JOHCM Group considers this a natural progression for the Funds as the Funds have grown in assets and the JOHCM Group continues to focus on expanding its U.S. business, including by seeking to continue to grow the Funds. The JOHCM Group also believes that the proposed Reorganizations will provide opportunities to grow the assets of the Target Funds, as it expects potential investors will be better able to associate the Target Funds solely with products managed by the JOHCM Group. The proposed Reorganizations are expected to result in reduced or the same operating expenses for Target Fund Shareholders, even before giving effect to a contractual expense limitation arrangement, as described in greater detail in the “Comparison of Fee Tables and Expense Examples” section of the attached Combined Proxy Statement/Prospectus.

None of the Target Funds nor any of the Acquiring Funds will bear any direct fees or expenses in connection with the proposed Reorganizations, except for (i) the costs of buying and selling portfolio securities necessary to effect the Reorganizations, (ii) taxes on capital gains that may be realized as a result of such transactions, and (iii) transfer or stamp duties expected to be imposed in other non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Funds. The buying and selling costs (identified as item (i) above) are substantially due to the fact that, for certain non-U.S. markets on which securities held by the Target Funds trade, transferring title to a security without a market transaction (so-called “free of payment” transfers) is not permissible. Instead, the Target Funds will be required to sell the securities in market transactions in order to transfer cash to the corresponding Acquiring Funds. The Acquiring Funds will then repurchase the same securities in the non-U.S. market with the cash received following the Reorganizations. It is not possible to estimate or predict any positive or negative market impact on the Funds if they are effectively required to hold cash instead of certain portfolio securities for a period of time shortly before and after closing of the Reorganizations. As of November 30, 2020, JOHCM Emerging Markets Small Cap Fund, JOHCM Emerging Markets Opportunities Fund and JOHCM International Small Cap Fund are estimated to incur transaction costs (measured as a percentage of each Target Fund’s net asset value) of 0.135%, 0.071% and 0.012%, respectively, in connection with the Reorganizations. All other Target Funds are estimated to incur transaction costs of less than 0.01%. Please see “Who will bear the expenses associated with the Reorganizations? – Estimated Fund Transaction Costs” below for additional information.

If the proposed Reorganizations are approved, the JOHCM Group does not expect that the Reorganizations will result in any reduction in the level or quality of services that shareholders of the Acquiring Funds will receive compared to the services currently received as shareholders of the Target Funds.

A Target Fund Shareholder’s exchange of Target Fund Shares for Acquiring Fund Shares pursuant to the Reorganizations is expected to be tax-free for U.S. federal income tax purposes. It is possible that a Target Fund will make one or more additional distributions to Target Fund Shareholders before the effective time of the corresponding Reorganization, which will generally be taxable to Target Fund Shareholders. Please refer to the “Certain U.S. Federal Income Tax Consequences of the Reorganizations” section below for further information. The proposed Reorganizations will also result in each Target Fund being overseen by a different board of trustees. The proposed Reorganizations have been carefully reviewed and approved by each of the AIT Board and the JOHCM Board. The AIT Board recommends that you vote FOR the proposed Reorganizations.

Will the portfolio management of the Target Funds change?

Each Target Fund’s existing portfolio management team will serve as portfolio managers for the corresponding Acquiring Fund, in each case either directly as employees of JOHCM USA or as associated persons of JOHCM USA, subject to its oversight. As the investment adviser to each of the Target Funds, JOH Ltd. directly manages the Target Funds’ portfolios. The Acquiring Funds are each a new series of the JOHCM Trust created specifically for the purpose of acquiring the assets and liabilities of the Target Funds. If the Reorganizations are approved, JOHCM USA will serve as investment adviser to the Acquiring Funds. JOHCM USA, as investment adviser to each Acquiring Fund, will assume overall responsibility to manage the investment of each Acquiring Fund’s assets and will supervise the daily business affairs of the Acquiring Funds, subject to the supervision of the JOHCM Board. All of the current portfolio managers of each Target Fund will also serve as the portfolio managers of the Acquiring Funds, subject to the oversight of JOHCM USA and the JOHCM Board. The JOHCM Group does not expect that the proposed Reorganizations will result in a change in the level or quality of services shareholders of the Acquiring Funds will receive compared to the services currently received as shareholders of the corresponding Target Funds. In addition, each Acquiring Fund has an identical or substantially identical investment objective and substantially similar investment strategies and policies to those of its corresponding Target Fund.

JOHCM USA has entered into a personnel-sharing arrangement with JOH Ltd., its United Kingdom-based affiliate, and with its Singapore-based affiliate, JOHCM (Singapore) Pte. Limited (“JOH Singapore”). Pursuant to these arrangements, certain employees of JOH Ltd. and JOH Singapore, as “participating affiliates,” will serve as “associated persons” of JOHCM USA and, in this capacity, be subject to the oversight of JOHCM USA and its Chief Compliance Officer. These associated persons will, on behalf of JOHCM USA, provide discretionary investment management services (including acting as portfolio managers), research and related services to the Acquiring Funds in accordance with the investment objectives, policies and limitations set forth in the Acquiring Funds’ Prospectus and SAI. The personnel-sharing arrangement is based on no-action letters of the staff of the SEC that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates, subject to certain conditions. This is the regulatory regime under which employees of JOH Singapore currently act as portfolio managers for several Target Funds (including JOHCM International Select Fund and JOHCM Global Equity Fund) for which JOH Ltd. is the sole investment adviser. While JOH Ltd. is currently registered as an investment adviser with the SEC, while acting as a participating affiliate of JOHCM USA, its associated persons will be subject to the policies and procedures of JOHCM USA. JOH Ltd. may in the future deregister as an investment adviser in the U.S., but such deregistration would not affect the participating affiliate arrangement through which it provides services to the Funds. JOH Singapore is not registered as an investment adviser with the SEC.

Who will bear the expenses associated with the Reorganizations?

The costs of the solicitation related to each proposed Reorganization, including any costs directly associated with preparing, filing, printing, and distributing to the Target Fund Shareholders all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, as well as the operational costs associated with the proposed Reorganizations, will be borne by the JOHCM Group.

The following tables are intended to provide some indication of the expected impact of the Reorganization costs to be borne by the Acquiring Funds and the Target Funds as described above under “Why are the Reorganizations being proposed?” The figures below are estimated based on the portfolio holdings of the Target Funds in the relevant non-U.S. markets as of November 30, 2020 and could change, including to a material degree, prior to the Closing Date should the size of a Fund’s positions change as a result of market movements or investment decisions. The below figures are also estimated based on broker quotes received as of November 30, 2020 and an analysis of each Target Fund’s potential stamp duty exposure, net of estimated tax rebates (if any) that could reasonably be expected from the relevant local tax authorities. Actual brokerage commission rates and tax rebate amounts may differ, including to a material degree, from the estimates that formed the basis for the figures below. In addition, it is not possible to estimate or predict any positive or negative market impact on the Target Funds or Acquiring Funds if they are effectively required to hold cash instead of certain portfolio securities for a period of time shortly before and after closing of the Reorganizations in connection with required transactions in non-U.S. markets where “free of payment” transfers are not permitted.

Estimated Fund Transaction Costs
	JOHCM Credit Income Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Small Cap Fund	JOHCM Global Income Builder Fund	JOHCM Global Select Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund	JOHCM International Small Cap Fund
Brokerage Commissions (USD)	0	280,966	19,944	1,381	23,168	0	571,082	23,247
Stamp Duty (USD)	288	193,222	43,857*	5,003	0	162	274,461	0
Total (USD)	288	474,188	63,801	6,384	23,168	162	845,543	23,247
Impact on Net Asset Value	0.006%	0.071%	0.135%	0.008%	0.005%	0.005%	0.008%	0.012%

*Includes estimated incremental in-country capital gains tax in India.

Estimated Net Distributable Capital Gains Exposure
	JOHCM Credit Income Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Small Cap Fund	JOHCM Global Income Builder Fund	JOHCM Global Select Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund	JOHCM International Small Cap Fund
Net Distributable Capital Gain Realized (USD)	0	19,318,068	4,568,230	0	6,387,778	0	135,476,580	0
Net Distributable Capital Gains Per Share (USD)	0	0.33	1.40	0	0.24	0	0.36	0
Net Distributable Capital Gain as a % of Net Asset Value*	0.00%	2.80%	9.56%	0.00%	1.26%	0.00%	1.19%	0.00%

*The percentage shown reflects estimated net distributable capital gains realized as a percentage of each Fund’s net assets, not the estimated impact of taxes on realized capital gains, which would be expected to be a fraction of the figures shown. The percentage shown is offset by any capital loss carryforward amounts available at November 30, 2020 for each Fund.

What are the U.S. federal income tax consequences of the Reorganizations?

The Reorganizations are expected to constitute tax-free “reorganizations” under the Internal Revenue Code of 1986, as amended (the “Code”) and will not take place unless the Target Funds and the Acquiring Funds receive a satisfactory opinion of counsel to the effect that the proposed Reorganizations will be tax-free (although there can be no assurance that the Internal Revenue Service (“IRS”) will agree with such opinion). Accordingly, it is expected that no gain or loss will be recognized by any Target Fund or Target Fund Shareholders as a direct result of the Reorganizations. Specifically, it is expected that the Target Funds will recognize no gain or loss upon the acquisition by the Acquiring Funds of the assets and the assumption of the liabilities, if any, of the Target Funds. In addition, when shares held by Target Fund Shareholders are exchanged for Acquiring Fund Shares pursuant to the proposed Reorganizations, it is expected that Target Fund Shareholders will recognize no gain or loss on the exchange, and that Target Fund Shareholders will have the same aggregate tax basis and holding period with respect to the shares of an Acquiring Fund as the shareholder’s tax basis and holding period in its corresponding Target Fund Shares immediately before the exchange. If, as expected, the Reorganizations are tax-free, the Acquiring Funds will “inherit” the tax attributes of the dissolving Target Funds, including each Target Fund’s cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards, if any. At any time prior to the consummation of the Reorganizations, Target Fund Shareholders may redeem Target Fund Shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.

The Target Funds or Acquiring Funds may sell portfolio securities in connection with the Reorganizations. Any capital gains recognized in these sales, after reduction by any available losses, will be distributed to shareholders as taxable distributions. See “Certain U.S. Federal Income Tax Consequences of the Reorganizations – Sales of Portfolio Securities” for additional information.

Prior to the closing of the Reorganizations, the Target Funds may declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of the investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganizations. These distributions will generally be taxable to shareholders.

For more detailed information about the tax consequences of the Reorganizations please refer to the “Certain U.S. Federal Income Tax Consequences of the Reorganizations” section below.

Has the Board of the Target Trust approved the proposed Reorganizations?

The AIT Board has approved the Reorganizations and the Plan and recommends that you vote in favor of the proposed Reorganizations. The AIT Trustees believe that the proposed Reorganizations are each in the best interests of the respective Target Fund and its shareholders, and that the interests of the Target Fund Shareholders will not be diluted as a result of the Reorganizations.

As described in more detail below, JOH Ltd., JOHCM USA and the AIT Board have engaged in discussions regarding the JOHCM Group’s desire to merge the Target Funds into the JOHCM Trust, which was newly organized for the purpose of these Reorganizations. The JOHCM Board believes that the proposed Reorganizations may benefit Target Fund Shareholders by providing each Fund with oversight by a board of trustees with responsibility for a smaller number of funds managed by a single investment advisory organization, enhancing the Funds’ flexibility in making decisions to hire or retain third-party service providers, resulting in potential cost savings for the Funds through the internalization of certain operational and compliance functions formerly provided to the Target Trust by external service providers and the negotiation of lower fees with certain service providers, and giving the Funds greater ongoing ability to negotiate fees with service providers. The JOHCM Board and the AIT Board have also considered that the proposed Reorganizations are expected to result in reduced or the same operating expenses for Target Fund Shareholders, even before giving effect to a contractual expense limitation arrangement. As described above, none of the Target Funds nor any of the Acquiring Funds will bear any direct fees or expenses in connection with the proposed Reorganizations, except for (i) the costs of buying and selling portfolio securities necessary to effect the Reorganizations, (ii) taxes on capital gains that may be realized as a result of such transactions, and (iii) transfer or stamp duties expected to be imposed in other non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Funds. If the proposed Reorganizations are approved, the JOHCM Group does not expect that the Reorganizations will result in any reduction in the level or quality of services that shareholders of the Acquiring Funds will receive compared to the services currently received as shareholders of the Target Funds.

The JOHCM Group proposed that the AIT Board approve the Reorganizations in light of the foregoing benefits as well as, among other factors: the opportunity for Target Fund Shareholders to retain their existing exposure to the asset classes and investment strategies of their original investment without interruption or significant transaction costs, anticipated similar or lower operating expenses for Target Fund Shareholders, the similarity in each Target Fund’s and its corresponding Acquiring Fund’s investment objectives and strategies, and the expected continuation of day-to-day portfolio management from all of the Target Funds’ current portfolio managers. For information regarding the factors that were considered by the AIT Trustees, please refer to the section below entitled “Background and Trustees’ Considerations Related to the Proposed Reorganization.”

How will the number of Acquiring Fund Shares that I will receive be determined?

As a Target Fund Shareholder, you will receive your pro rata share of the Acquiring Fund Shares received by the relevant Target Fund in the Reorganization. The number of Acquiring Fund Shares that the Target Fund Shareholders will receive will be based on the relative net asset values (“NAVs”) of the relevant Target Fund and its corresponding Acquiring Fund as of the regular close of business of the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date. Each Target Fund’s assets will be valued pursuant to the JOHCM Trust’s valuation procedures, determined as of immediately after the close of business on the last business day before the Closing Date (the “Valuation Date”). The JOHCM Trust’s valuation procedures are substantially similar to the valuation procedures of the Target Trust. The total value of your holdings should not change as a result of the Reorganizations.

How do the fees of the Acquiring Funds compare to those of their corresponding Target Funds?

As a result of the proposed Reorganizations and after any applicable expense waivers and reimbursements, shareholders of Institutional Class, Class I, and Class II of the Target Funds can expect to experience similar or lower net total operating expenses as a percentage of average daily net assets as shareholders of the Acquiring Funds after the Reorganizations. Before accounting for any fee waivers or expense reimbursements, expenses as a percentage of net assets for each of Institutional Class, Advisor Class and Investor Class shares of each Acquiring Fund, other than Institutional Class Shares of JOHCM International Select Fund, will also be lower than the Institutional Class, Class I and Class II shares, respectively, of the corresponding Target Fund. Before accounting for any fee waivers or expense reimbursements, expenses as a percentage of net assets for Institutional Shares of the Acquiring JOHCM International Select Fund will be the same as Class I shares of the Target JOHCM International Select Fund.

The investment advisory fee, as a percentage of net assets, of each Acquiring Fund will be the same as the investment advisory fee of its corresponding Target Fund.

In addition, all of the Target Funds and Acquiring Funds have adopted a distribution plan under Rule 12b-1. The maximum distribution and service fees to be paid by each Target Fund and its corresponding Acquiring Fund under these distribution plans are as follows:

Target Fund Share Class	Acquiring Fund Share Class	Maximum Distribution and Service Fee
Class I*	Advisor Class	0.10%
Class II	Investor Class	0.25%
Institutional	Institutional Class	None

* Class I shares of JOHCM International Select Fund are not subject to a 12b-1 distribution and service fee. With respect to JOHCM International Select Fund only, if the proposed Reorganization is approved, Class I shareholders of the Target JOHCM International Select Fund will receive Institutional Shares of the Acquiring JOHCM International Select Fund, which does not bear a 12b-1 fee. Distribution fees are not expected to change for any Fund as a result of the Reorganizations.

Institutional Shares of each Target Fund and each Acquiring Fund do not bear a 12b-1 fee. However, unlike Institutional Shares of each Target Fund (and Class I Shares of the Target JOHCM International Select Fund), Institutional Shares of each Acquiring Fund will bear expenses related to certain shareholder services provided by financial intermediaries. These services, commonly referred to as “sub-transfer agency” or “sub-TA” services are currently provided to holders of the Target Funds’ Institutional Class shares (and Class I shareholders of the Target JOHCM International Select Fund) and will continue to be provided to holders of Institutional Shares of each Acquiring Fund. JOH Ltd. currently bears the cost of these services for the Institutional Class of each Target Fund and Class I of the Target JOHCM International Select Fund, but Institutional Shares of each Acquiring Fund will bear a portion of these costs directly. JOHCM Trust considers these sub-TA fees not to be for distribution and therefore to constitute legitimate fund expenses outside of a Rule 12b-1 plan, consistent with industry practice. These additional expenses will be offset by reductions in other operating expenses of each Fund, and supported (to the extent necessary) by expense limitation arrangements, or JOHCM Board-approved caps on sub-TA fees, such that the gross expenses, as a percentage of net assets, of the Acquiring Funds’ Institutional Shares will be lower than or the same as the Institutional Class of each Target Fund (and Class I Shares of the Target JOHCM International Select Fund.

For more details, please see “Comparison of Fee Tables” and “Comparison of Investment Advisers and Other Service Providers” below.

Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption fees in connection with the Reorganizations?

No. You will not have to pay any front-end sales charges, contingent deferred sales charges (“CDSCs”) or redemption/exchange fees in connection with the Reorganizations, which means that the aggregate value of Acquiring Fund Shares issued to you in the Reorganizations will be equal to the aggregate value of the Target Fund Shares you own immediately prior to the relevant Reorganization. Purchases of additional shares of any class of the Acquiring Funds are not subject to front-end sales charges.

Please see the sections entitled “Comparison of Fee Tables,” and “Comparison of Purchase, Redemption and Exchange Procedures” below for more information.

How do the share purchase, redemption and exchange procedures of the Acquiring Funds compare to those of their corresponding Target Funds?

The share purchase, redemption, and exchange procedures of the Acquiring Funds are identical to those of the Target Funds, except for differences in the applicable class eligibility requirements. For more information concerning the share purchase, redemption and exchange procedures of the Target Funds and the Acquiring Funds, please see the “Comparison of Purchase, Redemption and Exchange Procedures” section below.

Are the investment objectives and strategies of the Acquiring Funds similar to the investment objectives and strategies of their corresponding Target Funds?

The investment objective of each Acquiring Fund other than the JOHCM International Opportunities Fund is identical to the investment objective of the corresponding Target Fund. The investment objective of the JOHCM International Opportunities Fund is substantially identical to the investment objective of its corresponding Target Fund. The investment strategies and policies of each Acquiring Fund are substantially similar to those of the corresponding Target Fund.

The Reorganizations are not expected to result in any material change in the Target Funds’ respective portfolios or the manner in which they are managed.

For a detailed comparison of each Target Fund’s and Acquiring Fund’s investment objectives and strategies and a discussion of certain differences, see the section below entitled “Comparison of Investment Objectives, Strategies and Risks.”

Do the fundamental investment policies differ between the Target Funds and their corresponding Acquiring Funds?

The fundamental investment policies of the Target Funds and the Acquiring Funds are substantially similar to one another, and include certain investment policies required by the 1940 Act. For more information about the Funds’ fundamental investment policies, see the section below entitled “Comparison of Fundamental and Non-Fundamental Investment Policies.”

Do the principal risks associated with investments in the Target Funds differ from the principal risks associated with investments in their corresponding Acquiring Funds?

The principal risks of the Acquiring Funds are substantially similar to those of the corresponding Target Funds. For a detailed comparison of each Fund’s principal risks, see the section below entitled “Comparison of Investment Objectives, Strategies and Risks.”

How many votes am I entitled to cast?

As a shareholder of one or more Target Fund(s), you are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of the Target Fund(s) on the record date of March 24, 2021 (the “Record Date”). Completion of the Reorganizations is conditioned on the approval of the Reorganizations by the Target Fund Shareholders.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope, or by attending the virtual Meeting. You may also vote by touch-tone telephone by calling the toll-free number printed on your Proxy Card and following the recorded instructions or by Internet by going to the website printed on your Proxy Card and following the instructions. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call 866-260-9549.

What are the quorum and approval requirements for the Reorganizations?

A quorum is required for shareholders of a Target Fund to take action at the Meeting. The organizational documents of the Target Funds provide that holders of at least one-third of the total number of shares of a Target Fund that are outstanding shall constitute a quorum for purposes of voting on proposals at a meeting of the Target Fund’s shareholders. Approval of each Proposal requires a “majority of the outstanding voting securities” within the meaning of Section 2(a)(42) of the 1940 Act, which requires the affirmative vote of 67% or more of the voting securities present at the virtual Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Fund, whichever is less (a “1940 Act Majority”). Thus, as a practical matter, for purposes of the virtual Meeting, the presence at the virtual Meeting, by proxy or otherwise, of at least a majority of the total number of shares of a Target Fund that are outstanding as of the Record Date, shall be required for approval of the Proposal with respect to that Target Fund. Whether a quorum has been attained or a proposal has been approved by a 1940 Act Majority will be determined at the fund level, such that a quorum may be present, and a Proposal approved, with respect to one Target Fund and not another.

What if there are not enough votes to reach a quorum or to approve a Reorganization by the scheduled Meeting date?

With respect to any Proposal, if there are not sufficient votes to approve the Proposal or to achieve a quorum for that Proposal by the time of the Meeting, the Meeting, with respect to that Proposal, may be postponed or adjourned one or more times to permit further solicitation of proxy votes with respect to the relevant Target Fund and Acquiring Fund. The Meeting may be held for one or more Proposals while it is postponed or adjourned for one or more other Proposals. The vote of a majority of shares present at the Meeting with respect to a Proposal, with or without a quorum, shall be sufficient for adjournments with respect to that Proposal. The Chair of the Meeting may also unilaterally adjourn or postpone the Meeting. To facilitate the receipt of a sufficient number of votes, additional action may be needed. AST Fund Solutions, a proxy solicitation firm, or other persons who are affiliated with the JOHCM Group, AIT, JOHCM Trust or their affiliates, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

Voting your shares immediately will help prevent the need to call you and solicit your vote. Until any such alternatives are acted upon by a Target Fund, the Target Fund will continue as a series to AIT overseen by the AIT Board and managed by JOH Ltd.

What happens if a Reorganization is not approved by the relevant Target Fund’s shareholders?

If shareholders of any Target Fund fail to approve its Reorganization, the AIT Board will consider what other actions, if any, may be appropriate, including re-proposing the Reorganization or liquidating the Target Fund.

Each Reorganization is proposed to be conducted separately of the others, and a Fund that is not a party to a Reorganization will incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to the Plan. If any one or more Reorganizations should fail to be consummated, such failure will not affect the other Reorganizations in any way. Although the AIT Board recommends that shareholders approve each Reorganization of each Target Fund into the corresponding Acquiring Fund, no Reorganization of any Target Fund is conditioned upon the Reorganization of any other Target Fund. Accordingly, if shareholders of one Target Fund approve its Reorganization, but shareholders of a second Target Fund do not approve the second Target Fund’s Reorganization, it is expected that the Reorganization of the first Target Fund will take place as described in this Combined Proxy Statement/Prospectus.

COMPARISON OF THE TARGET FUNDS AND THE ACQUIRING FUNDS

Comparison of Fee Tables and Expense Examples

The tables below allow Target Fund Shareholders to compare the sales charges, management fees and expense ratios of a Target Fund with its corresponding Acquiring Fund and to analyze the estimated expenses that each Acquiring Fund expects to bear following the Reorganizations. Annual Fund Operating Expenses are paid by each Fund. They include management fees, administrative costs, sub-TA expenses, and distribution and administrative services fees, if applicable, including pricing and custody services. For each Acquiring Fund, Annual Fund Operating Expenses (and related Example Expenses) are presented on a pro forma combined basis.

The Annual Fund Operating Expenses shown in the tables below are based on expenses for the twelve-month period ended September 30, 2020 for the Target Funds. The numbers provided in the following expense tables and examples for each Acquiring Fund are estimates because none of the Acquiring Funds have commenced operations as of the date of this Proxy Statement/Prospectus. As such, the rate at which expenses are accrued following the Reorganizations may not be constant and, at any particular point, may be greater or less than the stated average percentage.

Currently, JOH Ltd., with respect to the Target Fund, and JOHCM USA, with respect to the Acquiring Funds, have contractually agreed to waive fees and reimburse expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses), until at least January 28, 2022 for the Target Funds (unless otherwise indicated below) and until at least June 30, 2022 for the Acquiring Funds, to the extent the annual operating expenses exceed the thresholds shown in the below table:

Target Fund	Institutional Class	Class I	Class II	Acquiring Fund	Institutional Shares	Advisor Shares	Investor Shares

JOHCM Credit Income Fund*	0.59%	0.69%	0.84%	JOHCM Credit Income Fund	0.58%	0.68%	0.83%

JOHCM Emerging Markets Opportunities Fund	1.09%	1.19%	1.34%	JOHCM Emerging Markets Opportunities Fund	1.04%	1.12%	1.27%

JOHCM Emerging Markets Small Mid Cap Equity Fund	1.54%	1.64%	1.79%	JOHCM Emerging Markets Small Mid Cap Equity Fund	1.49%	1.59%	1.74%

JOHCM Global Equity Fund	0.99%	1.09%	1.24%	JOHCM Global Select Fund	0.98%	1.08%	1.23%

JOHCM Global Income Builder Fund*	0.73%	0.83%	0.98%	JOHCM Global Income Builder Fund	0.72%	0.82%	0.97%

JOHCM International Opportunities Fund	0.89%	0.99%	1.14%	JOHCM International Opportunities Fund	0.88%	0.98%	1.13%

JOHCM International Select Fund	N/A	1.05%	1.30%	JOHCM International Select Fund	0.98%	N/A	1.21%

JOHCM International Small Cap Equity Fund	1.24%	1.34%	1.49%	JOHCM International Small Cap Equity Fund	1.18%	1.27%	1.42%

* JOH Ltd. has contractually agreed to waive and reimburse expenses with respect to the Fund until at least January 28, 2023.

Under existing contractual arrangements with the Target Trust, if it becomes unnecessary for either JOH Ltd. or JOHCM USA to waive fees or make reimbursements, such entity may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. If the proposed Reorganizations are consummated, any Target Fund fees that had been waived or Target Fund expenses reimbursed by JOH Ltd. which are eligible for recoupment will become eligible for recoupment by JOHCM USA with respect to the corresponding Acquiring Fund.

Proposal 1: Comparison of JOHCM Credit Income Fund and JOHCM Credit Income Fund

	JOHCM Credit Income Fund (Target Fund)	JOHCM Credit Income Fund (Acquiring Fund) (Pro Forma Combined)
	Institutional Class	Institutional Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.55%	0.55%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses[2]	4.54%	1.44[3]
Total Annual Fund Operating Expenses	5.09%	1.99%
Fee Waivers and Reimbursements	(4.50%)[4]	(1.41%)[5]
Total Annual Fund Operating Expenses	0.59%	0.58%

	JOHCM Credit Income Fund (Target Fund)	JOHCM Credit Income Fund (Acquiring Fund) (Pro Forma Combined)
	Class I	Advisor Class
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.55%	0.55%
Distribution (Rule 12b-1) Fees	0.10%	0.10%
Other Expenses[2]	4.54%	1.44%[3]
Total Annual Fund Operating Expenses	5.19%	2.09%
Fee Waivers and Reimbursements	(4.50%)[4]	(1.41%)[5]
Total Annual Fund Operating Expenses	0.69%	0.68%

	JOHCM Credit Income Fund (Target Fund)	JOHCM Credit Income Fund (Acquiring Fund) (Pro Forma Combined)
	Class II	Investor Class
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.55%	0.55%
Distribution (Rule 12b-1) Fees	0.25%	0.25%
Other Expenses[2]	4.54%	1.44%[3]
Total Annual Fund Operating Expenses	5.34%	2.24%
Fee Waivers and Reimbursements	(4.50%)[4]	(1.41%)[5]
Total Annual Fund Operating Expenses	0.84%	0.83%

1       Details regarding the Target and Acquiring Funds’ management fee schedules can be found in the “Comparison of Investment Advisers and Other Service Providers” section of this Proxy Statement/Prospectus.

2       JOHCM USA will bear all of the expenses arising from (i) solicitation by proxy of approval of the proposed Reorganization by Target Fund Shareholders, (ii) legal costs associated with the preparation, filing and negotiating with the SEC of the registration statement related to the creation of the Acquiring Fund and effectuating the proposed Reorganization, and (iii) legal costs associated with an opinion of counsel issued to both the Target Fund and the Acquiring Fund regarding classifying the proposed Reorganization as a tax-free reorganization. To the extent that JOHCM USA or JOH Ltd., or any of their respective affiliates, engage any broker, finder or investment adviser or incur any liability for any brokerage or finder’s fee or commission in connection with the proposed Reorganization, the compensation of any such broker, finder or investment adviser shall be the sole responsibility of the applicable party. Neither the Target Fund nor the Acquiring Fund will bear any direct fees or expenses in connection with the proposed Reorganization, except for (i) the costs of buying and selling portfolio securities necessary to effect the Reorganizations, (ii) taxes on capital gains that may be realized as a result of such transactions, and (iii) transfer or stamp duties expected to be imposed in other non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund. These Reorganization expenses have not been reflected in the tables above.

3       “Other Expenses” are based on estimated amounts for the current fiscal year.

4       JOH Ltd. has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.59%, 0.69%, and 0.84% for Institutional Shares, Class I Shares, and Class II Shares, respectively, until January 28, 2023. If it becomes unnecessary for JOH Ltd. to waive fees or make reimbursements, JOH Ltd. may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. If the proposed Reorganizations are consummated, any fees that had been waived or expenses reimbursed by JOH Ltd. which are eligible for recoupment, will become eligible for recoupment by JOHCM USA. The agreement to waive fees and reimburse expenses may be terminated by the AIT Board at any time and will terminate automatically upon termination of the investment advisory agreement.

5       JOHCM USA has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.58%, 0.68%, and 0.83% for Institutional Shares, Advisor Shares, and Investor Shares, respectively, until June 30, 2022. If it becomes unnecessary for JOHCM USA to waive fees or make reimbursements, JOHCM USA may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the JOHCM Board at any time and will terminate automatically upon termination of the investment advisory agreement.

Expense examples. The following Examples are intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund and to allow you to compare these costs with the costs of investing in other mutual funds. The current estimated fees and expenses for the Acquiring Fund have been calculated on a pro forma basis assuming consummation of the Reorganizations. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that each year your investment has a 5% return and that the Target Fund and Acquiring Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1 year example. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in each Fund would be:

JOHCM Credit Income Fund

(Target Fund)

	1 Year	3 Years

Institutional Class	$60	$1,122
Class I	$70	$1,151
Class II	$86	$1,194

JOHCM Credit Income Fund

(Acquiring Fund)

	1 Year	3 Years

Institutional Shares	$59	$487
Advisor Shares	$69	$518
Investor Shares	$85	$564

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions, including that the current contractual agreements will remain in place for at least three years. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of the Acquiring Fund’s assets. Those factors are beyond the control of the Acquiring Fund and JOHCM USA. The pro forma information in the previous tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and may change.

If the Reorganization is approved, the resulting Fund will retain the Acquiring Fund’s expense structure.

Proposal 2: Comparison of JOHCM Emerging Markets Opportunities Fund and JOHCM Emerging Markets Opportunities Fund

	JOHCM Emerging Markets Opportunities Fund (Target Fund)	JOHCM Emerging Markets Opportunities Fund (Acquiring Fund) (Pro Forma Combined)
	Institutional Class	Institutional Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.90%	0.90%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses[2]	0.17%	0.14%[3]
Total Annual Fund Operating Expenses	1.07%	1.04%
Fee Waivers and Reimbursements	0.00%[4]	0.00%[5]
Total Annual Fund Operating Expenses	1.07%	1.04%

	JOHCM Emerging Markets Opportunities Fund (Target Fund)	JOHCM Emerging Markets Opportunities Fund (Acquiring Fund) (Pro Forma Combined)
	Class I	Advisor Class
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.90%	0.90%
Distribution (Rule 12b-1) Fees	0.10%	0.10%
Other Expenses[2]	0.17%	0.12%[3]
Total Annual Fund Operating Expenses	1.17%	1.12%
Fee Waivers and Reimbursements	0.00%[4]	0.00%[5]
Total Annual Fund Operating Expenses	1.17%	1.12%

	JOHCM Emerging Markets Opportunities Fund (Target Fund)	JOHCM Emerging Markets Opportunities Fund (Acquiring Fund) (Pro Forma Combined)
	Class II	Investor Class
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.90%	0.90%
Distribution (Rule 12b-1) Fees	0.25%	0.25%
Other Expenses[2]	0.17%	0.12%[3]
Total Annual Fund Operating Expenses	1.32%	1.27%
Fee Waivers and Reimbursements	0.00%[4]	0.00%[5]
Total Annual Fund Operating Expenses	1.32%	1.27%

1       Details regarding the Target and Acquiring Funds’ management fee schedules can be found in the “Comparison of Investment Advisers and Other Service Providers” section of this Proxy Statement/Prospectus.

2       JOHCM USA will bear all of the expenses arising from (i) solicitation by proxy of approval of the proposed Reorganization by Target Fund Shareholders, (ii) legal costs associated with the preparation, filing and negotiating with the SEC of the registration statement related to the creation of the Acquiring Fund and effectuating the proposed Reorganization, and (iii) legal costs associated with an opinion of counsel issued to both the Target Fund and the Acquiring Fund regarding classifying the proposed Reorganization as a tax-free reorganization. To the extent that JOHCM USA or JOH Ltd., or any of their respective affiliates, engage any broker, finder or investment adviser or incur any liability for any brokerage or finder’s fee or commission in connection with the proposed Reorganization, the compensation of any such broker, finder or investment adviser shall be the sole responsibility of the applicable party. Neither the Target Fund nor the Acquiring Fund will bear any direct fees or expenses in connection with the proposed Reorganization, except for (i) the costs of buying and selling portfolio securities necessary to effect the Reorganizations, (ii) taxes on capital gains that may be realized as a result of such transactions, and (iii) transfer or stamp duties expected to be imposed in other non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund. These Reorganization expenses have not been reflected in the tables above.

3       “Other Expenses” are based on estimated amounts for the current fiscal year.

4       JOH Ltd. has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 1.09%, 1.19%, and 1.34% for Institutional Shares, Class I Shares, and Class II Shares, respectively, until January 28, 2022. If it becomes unnecessary for JOH Ltd. to waive fees or make reimbursements, JOH Ltd. may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. If the proposed Reorganizations are consummated, any fees that had been waived or expenses reimbursed by JOH Ltd. which are eligible for recoupment, will become eligible for recoupment by JOHCM USA. The agreement to waive fees and reimburse expenses may be terminated by the AIT Board at any time and will terminate automatically upon termination of the investment advisory agreement.

5       JOHCM USA has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 1.04%, 1.12%, and 1.27% for Institutional Shares, Advisor Shares, and Investor Shares, respectively, until June 30, 2022. If it becomes unnecessary for JOHCM USA to waive fees or make reimbursements, JOHCM USA may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the JOHCM Board at any time and will terminate automatically upon termination of the investment advisory agreement.

Expense examples. The following Examples are intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund and to allow you to compare these costs with the costs of investing in other mutual funds. The current estimated fees and expenses for the Acquiring Fund have been calculated on a pro forma basis assuming consummation of the Reorganizations. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that each year your investment has a 5% return and that the Target Fund and Acquiring Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in each Fund would be:

JOHCM Emerging Markets Opportunities Fund

(Target Fund)

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$109	$340	$590	$1,306
Class I	$119	$372	$644	$1,420
Class II	$134	$418	$723	$1,590

JOHCM Emerging Markets Opportunities Fund

(Acquiring Fund) (pro forma combined)

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$106	$331	$574	$1,271
Advisor Shares	$114	$356	$617	$1,363
Investor Shares	$129	$403	$697	$1,534

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions, including that the current contractual agreements will remain in place for at least three years. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of the Acquiring Fund’s assets. Those factors are beyond the control of the Acquiring Fund and JOHCM USA. The pro forma information in the previous tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and may change.

If the Reorganization is approved, the resulting Fund will retain the Acquiring Fund’s expense structure.

Proposal 3: Comparison of JOHCM Emerging Markets Small Mid Cap Equity Fund and JOHCM Emerging Markets Small Mid Cap Equity Fund

	JOHCM Emerging Markets Small Mid Cap Equity Fund (Target Fund)	JOHCM Emerging Markets Small Mid Cap Equity Fund (Acquiring Fund) (Pro Forma Combined)
	Institutional Class	Institutional Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.30%	1.30%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses[2]	0.89%	0.58%[3]
Total Annual Fund Operating Expenses	2.19%	1.88%
Fee Waivers and Reimbursements	(0.65%)[4]	(0.39%)[5]
Total Annual Fund Operating Expenses	1.54%	1.49%

	JOHCM Emerging Markets Small Mid Cap Equity Fund (Target Fund)	JOHCM Emerging Markets Small Mid Cap Equity Fund (Acquiring Fund) (Pro Forma Combined)
	Class I	Advisor Class
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.30%	1.30%
Distribution (Rule 12b-1) Fees	0.10%	0.10%
Other Expenses[2]	0.89%	0.58%[3]
Total Annual Fund Operating Expenses	2.29%	1.98%
Fee Waivers and Reimbursements	(0.65%)[4]	(0.39%)[5]
Total Annual Fund Operating Expenses	1.64%	1.59%

	JOHCM Emerging Markets Small Mid Cap Equity Fund (Target Fund)	JOHCM Emerging Markets Small Mid Cap Equity Fund (Acquiring Fund) (Pro Forma Combined)
	Class II	Investor Class
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.30%	1.30%
Distribution (Rule 12b-1) Fees	0.25%	0.25%
Other Expenses[2]	0.89%	0.58%[3]
Total Annual Fund Operating Expenses	2.44%	2.13%
Fee Waivers and Reimbursements	(0.65%)[4]	(0.39%)[5]
Total Annual Fund Operating Expenses	1.79%	1.74%

1       Details regarding the Target and Acquiring Funds’ management fee schedules can be found in the “Comparison of Investment Advisers and Other Service Providers” section of this Proxy Statement/Prospectus.

2       JOHCM USA will bear all of the expenses arising from (i) solicitation by proxy of approval of the proposed Reorganization by Target Fund Shareholders, (ii) legal costs associated with the preparation, filing and negotiating with the SEC of the registration statement related to the creation of the Acquiring Fund and effectuating the proposed Reorganization, and (iii) legal costs associated with an opinion of counsel issued to both the Target Fund and the Acquiring Fund regarding classifying the proposed Reorganization as a tax-free reorganization. To the extent that JOHCM USA or JOH Ltd., or any of their respective affiliates, engage any broker, finder or investment adviser or incur any liability for any brokerage or finder’s fee or commission in connection with the proposed Reorganization, the compensation of any such broker, finder or investment adviser shall be the sole responsibility of the applicable party. Neither the Target Fund nor the Acquiring Fund will bear any direct fees or expenses in connection with the proposed Reorganization, except for (i) the costs of buying and selling portfolio securities necessary to effect the Reorganizations, (ii) taxes on capital gains that may be realized as a result of such transactions, and (iii) transfer or stamp duties expected to be imposed in other non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund. These Reorganization expenses have not been reflected in the tables above.

3       “Other Expenses” are based on estimated amounts for the current fiscal year.

4       JOH Ltd. has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 1.54%, 1.64%, and 1.79% for Institutional Shares, Class I Shares, and Class II Shares, respectively, until January 28, 2022. If it becomes unnecessary for JOH Ltd. to waive fees or make reimbursements, JOH Ltd. may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. If the proposed Reorganizations are consummated, any fees that had been waived or expenses reimbursed by JOH Ltd. which are eligible for recoupment, will become eligible for recoupment by JOHCM USA. The agreement to waive fees and reimburse expenses may be terminated by the AIT Board at any time and will terminate automatically upon termination of the investment advisory agreement.

5        JOHCM USA has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 1.49%, 1.59%, and 1.74% for Institutional Shares, Advisor Shares, and Investor Shares, respectively, until June 30, 2022. If it becomes unnecessary for JOHCM USA to waive fees or make reimbursements, JOHCM USA may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the JOHCM Board at any time and will terminate automatically upon termination of the investment advisory agreement.

Expense examples. The following Examples are intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund and to allow you to compare these costs with the costs of investing in other mutual funds. The current estimated fees and expenses for the Acquiring Fund have been calculated on a pro forma basis assuming consummation of the Reorganizations. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that each year your investment has a 5% return and that the Target Fund and Acquiring Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1 year example. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in each Fund would be:

JOHCM Emerging Markets Small Mid Cap Equity Fund

(Target Fund)

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$157	$623	$1,115	$2,473
Class I	$167	$653	$1,166	$2,575
Class II	$182	$699	$1,242	$2,727

JOHCM Emerging Markets Small Mid Cap Equity Fund

(Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$152	$553	$980	$2,169
Advisor Shares	$162	$584	$1,032	$2,275
Investor Shares	$177	$629	$1,108	$2,431

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions, including that the current contractual agreements will remain in place for at least three years. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of the Acquiring Fund’s assets. Those factors are beyond the control of the Acquiring Fund and JOHCM USA. The pro forma information in the previous tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and may change.

If the Reorganization is approved, the resulting Fund will retain the Acquiring Fund’s expense structure.

Proposal 4: Comparison of JOHCM Global Equity Fund and JOHCM Global Select Fund

	JOHCM Global Equity Fund (Target Fund)	JOHCM Global Select Fund (Acquiring Fund) (Pro Forma Combined)
	Institutional Class	Institutional Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.89%	0.89%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses[2]	0.11%	0.09%[3]
Total Annual Fund Operating Expenses	1.00%	0.98%
Fee Waivers and Reimbursements	(0.01%)[4]	0.00%[5]
Total Annual Fund Operating Expenses	0.99%	0.98%

	JOHCM Global Equity Fund (Target Fund)	JOHCM Global Select Fund (Acquiring Fund) (Pro Forma Combined)
	Class I	Advisor Class
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.89%	0.89%
Distribution (Rule 12b-1) Fees	0.10%	0.10%
Other Expenses[2]	0.11%	0.09%[3]
Total Annual Fund Operating Expenses	1.10%	1.08%
Fee Waivers and Reimbursements	(0.01%)[4]	0.00%[5]
Total Annual Fund Operating Expenses	1.09%	1.08%

	JOHCM Global Equity Fund (Target Fund)	JOHCM Global Select Fund (Acquiring Fund) (Pro Forma Combined)
	Class II	Investor Class
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.89%	0.89%
Distribution (Rule 12b-1) Fees	0.25%	0.25%
Other Expenses[2]	0.11%	0.09%[3]
Total Annual Fund Operating Expenses	1.25%	1.23%
Fee Waivers and Reimbursements	(0.01%)[4]	0.00%[5]
Total Annual Fund Operating Expenses	1.24%	1.23%

1       Details regarding the Target and Acquiring Funds’ management fee schedules can be found in the “Comparison of Investment Advisers and Other Service Providers” section of this Proxy Statement/Prospectus.

2    JOHCM USA will bear all of the expenses arising from (i) solicitation by proxy of approval of the proposed Reorganization by Target Fund Shareholders, (ii) legal costs associated with the preparation, filing and negotiating with the SEC of the registration statement related to the creation of the Acquiring Fund and effectuating the proposed Reorganization, and (iii) legal costs associated with an opinion of counsel issued to both the Target Fund and the Acquiring Fund regarding classifying the proposed Reorganization as a tax-free reorganization. To the extent that JOHCM USA or JOH Ltd., or any of their respective affiliates, engage any broker, finder or investment adviser or incur any liability for any brokerage or finder’s fee or commission in connection with the proposed Reorganization, the compensation of any such broker, finder or investment adviser shall be the sole responsibility of the applicable party. Neither the Target Fund nor the Acquiring Fund will bear any direct fees or expenses in connection with the proposed Reorganization, except for (i) the costs of buying and selling portfolio securities necessary to effect the Reorganizations, (ii) taxes on capital gains that may be realized as a result of such transactions, and (iii) transfer or stamp duties expected to be imposed in other non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund. These Reorganization expenses have not been reflected in the tables above.

3    “Other Expenses” are based on estimated amounts for the current fiscal year.

4    JOH Ltd. has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.99%, 1.09%, and 1.24% for Institutional Shares, Class I Shares, and Class II Shares, respectively, until January 28, 2022. If it becomes unnecessary for JOH Ltd. to waive fees or make reimbursements, JOH Ltd. may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. If the proposed Reorganizations are consummated, any fees that had been waived or expenses reimbursed by JOH Ltd. which are eligible for recoupment, will become eligible for recoupment by JOHCM USA. The agreement to waive fees and reimburse expenses may be terminated by the AIT Board at any time and will terminate automatically upon termination of the investment advisory agreement.

5    JOHCM USA has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.98%, 1.08%, and 1.23% for Institutional Shares, Advisor Shares, and Investor Shares, respectively, until June 30, 2022. If it becomes unnecessary for JOHCM USA to waive fees or make reimbursements, JOHCM USA may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the JOHCM Board at any time and will terminate automatically upon termination of the investment advisory agreement.

Expense examples. The following Examples are intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund and to allow you to compare these costs with the costs of investing in other mutual funds. The current estimated fees and expenses for the Acquiring Fund have been calculated on a pro forma basis assuming consummation of the Reorganizations. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that each year your investment has a 5% return and that the Target Fund and Acquiring Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in each Fund would be:

JOHCM Global Equity Fund

(Target Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$101	$317	$551	$1,224
Class I	$111	$349	$605	$1,339
Class II	$126	$396	$685	$1,510

JOHCM Global Select Fund

(Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$100	$312	$542	$1,201
Advisor Shares	$110	$343	$595	$1,317
Investor Shares	$125	$390	$676	$1,489

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions, including that the current contractual agreements will remain in place for at least three years. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of the Acquiring Fund’s assets. Those factors are beyond the control of the Acquiring Fund and JOHCM USA. The pro forma information in the previous tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and may change.

If the Reorganization is approved, the resulting Fund will retain the Acquiring Fund’s expense structure.

Proposal 5: Comparison of JOHCM Global Income Builder Fund and JOHCM Global Income Builder Fund

	JOHCM Global Income Builder Fund (Target Fund)	JOHCM Global Income Builder Fund (Acquiring Fund) (Pro Forma Combined)
	Institutional Class	Institutional Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.67%	0.67%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses[2]	0.31%	0.20%[3]
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	1.00%	0.89%
Fee Waivers and Reimbursements	(0.25%)[4]	(0.15%)[5]
Total Annual Fund Operating Expenses	0.75%	0.74%

	JOHCM Global Income Builder Fund (Target Fund)	JOHCM Global Income Builder Fund (Acquiring Fund) (Pro Forma Combined)
	Class I	Advisor Class
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.67%	0.67%
Distribution (Rule 12b-1) Fees	0.10%	0.10%
Other Expenses[2]	0.31%	0.20%[3]
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	1.10%	0.99%
Fee Waivers and Reimbursements	(0.25%)[4]	(0.15%)[5]
Total Annual Fund Operating Expenses	0.85%	0.84%

	JOHCM Global Income Builder Fund (Target Fund)	JOHCM Global Income Builder Fund (Acquiring Fund) (Pro Forma Combined)
	Class II	Investor Class
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.67%	0.67%
Distribution (Rule 12b-1) Fees	0.25%	0.25%
Other Expenses[2]	0.31%	0.20%[3]
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	1.25%	1.14%
Fee Waivers and Reimbursements	(0.25%)[4]	(0.15%)[5]
Total Annual Fund Operating Expenses	1.00%	0.99%

1        Details regarding the Target and Acquiring Funds’ management fee schedules can be found in the “Comparison of Investment Advisers and Other Service Providers” section of this Proxy Statement/Prospectus.

2        JOHCM USA will bear all of the expenses arising from (i) solicitation by proxy of approval of the proposed Reorganization by Target Fund Shareholders, (ii) legal costs associated with the preparation, filing and negotiating with the SEC of the registration statement related to the creation of the Acquiring Fund and effectuating the proposed Reorganization, and (iii) legal costs associated with an opinion of counsel issued to both the Target Fund and the Acquiring Fund regarding classifying the proposed Reorganization as a tax-free reorganization. To the extent that JOHCM USA or JOH Ltd., or any of their respective affiliates, engage any broker, finder or investment adviser or incur any liability for any brokerage or finder’s fee or commission in connection with the proposed Reorganization, the compensation of any such broker, finder or investment adviser shall be the sole responsibility of the applicable party. Neither the Target Fund nor the Acquiring Fund will bear any direct fees or expenses in connection with the proposed Reorganization, except for (i) the costs of buying and selling portfolio securities necessary to effect the Reorganizations, (ii) taxes on capital gains that may be realized as a result of such transactions, and (iii) transfer or stamp duties expected to be imposed in other non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund. These Reorganization expenses have not been reflected in the tables above.

3        “Other Expenses” are based on estimated amounts for the current fiscal year.

4        JOH Ltd. has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.73%, 0.83%, and 0.98% for Institutional Shares, Class I Shares, and Class II Shares, respectively, until January 28, 2023. If it becomes unnecessary for JOH Ltd. to waive fees or make reimbursements, JOH Ltd. may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements may exceed 0.73%, 0.83%, and 0.98% for Institutional Shares, Class I Shares, and Class II Shares, respectively, due to certain excluded expenses. If the proposed Reorganizations are consummated, any fees that had been waived or expenses reimbursed by JOH Ltd. which are eligible for recoupment, will become eligible for recoupment by JOHCM USA. The agreement to waive fees and reimburse expenses may be terminated by the AIT Board at any time and will terminate automatically upon termination of the investment advisory agreement.

5        JOHCM USA has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.72%, 0.82%, and 0.97% for Institutional Shares, Advisor Shares, and Investor Shares, respectively, until June 30, 2022. If it becomes unnecessary for JOHCM USA to waive fees or make reimbursements, JOHCM USA may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements may exceed 0.72%, 0.82%, and 0.97% for Institutional Shares, Advisor Shares, and Investor Shares, respectively, due to certain excluded expenses. The agreement to waive fees and reimburse expenses may be terminated by the JOHCM Board at any time and will terminate automatically upon termination of the investment advisory agreement.

Expense examples. The following Examples are intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund and to allow you to compare these costs with the costs of investing in other mutual funds. The current estimated fees and expenses for the Acquiring Fund have been calculated on a pro forma basis assuming consummation of the Reorganizations. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that each year your investment has a 5% return and that the Target Fund and Acquiring Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1 year example. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in each Fund would be:

JOHCM Global Income Builder Fund

(Target Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$77	$294	$528	$1,202
Class I	$87	$325	$582	$1,318
Class II	$102	$372	$662	$1,489

JOHCM Global Income Builder Fund

(Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$76	$269	$478	$1,082
Advisor Shares	$86	$300	$532	$1,199
Investor Shares	$101	$347	$613	$1,373

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions, including that the current contractual agreements will remain in place for at least three years. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of the Acquiring Fund’s assets. Those factors are beyond the control of the Acquiring Fund and JOHCM USA. The pro forma information in the previous tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and may change.

If the Reorganization is approved, the resulting Fund will retain the Acquiring Fund’s expense structure.

Proposal 6: Comparison of JOHCM International Opportunities Fund and JOHCM International Opportunities Fund

	JOHCM International Opportunities Fund (Target Fund)	JOHCM International Opportunities Fund (Acquiring Fund) (Pro Forma Combined)
	Institutional Class	Institutional Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.75%	0.75%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses[2]	8.67%	2.42%[3]
Total Annual Fund Operating Expenses	9.42%	3.17%
Fee Waivers and Reimbursements	(8.53%)[4]	(2.29%)[5]
Total Annual Fund Operating Expenses	0.89%	0.88%

	JOHCM International Opportunities Fund (Target Fund)	JOHCM International Opportunities Fund (Acquiring Fund) (Pro Forma Combined)
	Class I	Advisor Class
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.75%	0.75%
Distribution (Rule 12b-1) Fees	0.10%	0.10%
Other Expenses[2]	8.67%	2.42%[3]
Total Annual Fund Operating Expenses	9.52%	3.27%
Fee Waivers and Reimbursements	(8.53%)[4]	(2.29%)[5]
Total Annual Fund Operating Expenses	0.99%	0.98%

	JOHCM International Opportunities Fund (Target Fund)	JOHCM International Opportunities Fund (Acquiring Fund) (Pro Forma Combined)
	Class II	Investor Class
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.75%	0.75%
Distribution (Rule 12b-1) Fees	0.25%	0.25%
Other Expenses[2]	8.67%	2.42%[3]
Total Annual Fund Operating Expenses	9.67%	3.42%
Fee Waivers and Reimbursements	(8.53%)[4]	(2.29%)[5]
Total Annual Fund Operating Expenses	1.14%	1.13%

1        Details regarding the Target and Acquiring Funds’ management fee schedules can be found in the “Comparison of Investment Advisers and Other Service Providers” section of this Proxy Statement/Prospectus.

2        JOHCM USA will bear all of the expenses arising from (i) solicitation by proxy of approval of the proposed Reorganization by Target Fund Shareholders, (ii) legal costs associated with the preparation, filing and negotiating with the SEC of the registration statement related to the creation of the Acquiring Fund and effectuating the proposed Reorganization, and (iii) legal costs associated with an opinion of counsel issued to both the Target Fund and the Acquiring Fund regarding classifying the proposed Reorganization as a tax-free reorganization. To the extent that JOHCM USA or JOH Ltd., or any of their respective affiliates, engage any broker, finder or investment adviser or incur any liability for any brokerage or finder’s fee or commission in connection with the proposed Reorganization, the compensation of any such broker, finder or investment adviser shall be the sole responsibility of the applicable party. Neither the Target Fund nor the Acquiring Fund will bear any direct fees or expenses in connection with the proposed Reorganization, except for (i) the costs of buying and selling portfolio securities necessary to effect the Reorganizations, (ii) taxes on capital gains that may be realized as a result of such transactions, and (iii) transfer or stamp duties expected to be imposed in other non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund. These Reorganization expenses have not been reflected in the tables above.

3        “Other Expenses” are based on estimated amounts for the current fiscal year.

4        JOH Ltd. has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.89%, 0.99% and 1.14% for Institutional Shares, Class I Shares, and Class II Shares, respectively, until January 28, 2022. If it becomes unnecessary for JOH Ltd. to waive fees or make reimbursements, JOH Ltd. may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. If the proposed Reorganizations are consummated, any fees that had been waived or expenses reimbursed by JOH Ltd. which are eligible for recoupment, will become eligible for recoupment by JOHCM USA. The agreement to waive fees and reimburse expenses may be terminated by the AIT Board at any time and will terminate automatically upon termination of the investment advisory agreement.

5        JOHCM USA has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.88%, 0.98%, and 1.13% for Institutional Shares, Advisor Shares, and Investor Shares, respectively, until June 30, 2022. If it becomes unnecessary for JOHCM USA to waive fees or make reimbursements, JOHCM USA may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the JOHCM Board at any time and will terminate automatically upon termination of the investment advisory agreement.

Expense examples. The following Examples are intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund and to allow you to compare these costs with the costs of investing in other mutual funds. The current estimated fees and expenses for the Acquiring Fund have been calculated on a pro forma basis assuming consummation of the Reorganizations. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that each year your investment has a 5% return and that the Target Fund and Acquiring Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1 year example. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in each Fund would be:

JOHCM International Opportunities Fund

(Target Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$91	$1,967	$3,680	$7,344
Class I	$101	$1,993	$3,718	$7,392
Class II	$116	$2,032	$3,773	$7,463

JOHCM International Opportunities Fund

(Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$90	$762	$1,459	$3,317
Advisor Shares	$100	$792	$1,508	$3,410
Investor Shares	$115	$837	$1,582	$3,549

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions, including that the current contractual agreements will remain in place for at least three years. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of the Acquiring Fund’s assets. Those factors are beyond the control of the Acquiring Fund and JOHCM USA. The pro forma information in the previous tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and may change.

If the Reorganization is approved, the resulting Fund will retain the Acquiring Fund’s expense structure.

Proposal 7: Comparison of JOHCM International Select Fund and JOHCM International Select Fund

	JOHCM International Select Fund (Target Fund)	JOHCM International Select Fund (Acquiring Fund) (Pro Forma Combined)
	Class I	Institutional Class
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.89%	0.89%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses[2]	0.09%	0.09%[3]
Total Annual Fund Operating Expenses	0.98%	0.98%
Fee Waivers and Reimbursements	0.00%[4]	0.00%[5]
Total Annual Fund Operating Expenses	0.98%	0.98%

	JOHCM International Select Fund (Target Fund)	JOHCM International Select Fund (Acquiring Fund) (Pro Forma Combined)
	Class II	Investor Class
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.89%	0.89%
Distribution (Rule 12b-1) Fees	0.25%	0.25%
Other Expenses[2]	0.09%	0.07%[3]
Total Annual Fund Operating Expenses	1.23%	1.21%
Fee Waivers and Reimbursements	0.00%[4]	0.00%[5]
Total Annual Fund Operating Expenses	1.23%	1.21%

1        Details regarding the Target and Acquiring Funds’ management fee schedules can be found in the “Comparison of Investment Advisers and Other Service Providers” section of this Proxy Statement/Prospectus.

2        JOHCM USA will bear all of the expenses arising from (i) solicitation by proxy of approval of the proposed Reorganization by Target Fund Shareholders, (ii) legal costs associated with the preparation, filing and negotiating with the SEC of the registration statement related to the creation of the Acquiring Fund and effectuating the proposed Reorganization, and (iii) legal costs associated with an opinion of counsel issued to both the Target Fund and the Acquiring Fund regarding classifying the proposed Reorganization as a tax-free reorganization. To the extent that JOHCM USA or JOH Ltd., or any of their respective affiliates, engage any broker, finder or investment adviser or incur any liability for any brokerage or finder’s fee or commission in connection with the proposed Reorganization, the compensation of any such broker, finder or investment adviser shall be the sole responsibility of the applicable party. Neither the Target Fund nor the Acquiring Fund will bear any direct fees or expenses in connection with the proposed Reorganization, except for (i) the costs of buying and selling portfolio securities necessary to effect the Reorganizations, (ii) taxes on capital gains that may be realized as a result of such transactions, and (iii) transfer or stamp duties expected to be imposed in other non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund. These Reorganization expenses have not been reflected in the tables above.

3        “Other Expenses” are based on estimated amounts for the current fiscal year.

4        JOH Ltd. has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 1.05% and 1.30% for Class I Shares and Class II Shares, respectively, until January 28, 2022. If it becomes unnecessary for JOH Ltd. to waive fees or make reimbursements, JOH Ltd. may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. If the proposed Reorganizations are consummated, any fees that had been waived or expenses reimbursed by JOH Ltd. which are eligible for recoupment, will become eligible for recoupment by JOHCM USA. The agreement to waive fees and reimburse expenses may be terminated by the AIT Board at any time and will terminate automatically upon termination of the investment advisory agreement.

5        JOHCM USA has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.98%, and 1.21% for Institutional Shares and Investor Shares, respectively, until June 30, 2022. If it becomes unnecessary for JOHCM USA to waive fees or make reimbursements, JOHCM USA may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the JOHCM Board at any time and will terminate automatically upon termination of the investment advisory agreement.

Expense examples. The following Examples are intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund and to allow you to compare these costs with the costs of investing in other mutual funds. The current estimated fees and expenses for the Acquiring Fund have been calculated on a pro forma basis assuming consummation of the Reorganizations. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that each year your investment has a 5% return and that the Target Fund and Acquiring Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in each Fund would be:

JOHCM International Select Fund

(Target Fund)

	1 Year	3 Years	5 Years	10 Years
Class I	$100	$312	$542	$1,201
Class II	$125	$390	$676	$1,489

JOHCM International Select Fund

(Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$100	$312	$542	$1,201
Investor Shares	$123	$384	$665	$1,466

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions, including that the current contractual agreements will remain in place for at least three years. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of the Acquiring Fund’s assets. Those factors are beyond the control of the Acquiring Fund and JOHCM USA. The pro forma information in the previous tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and may change.

If the Reorganization is approved, the resulting Fund will retain the Acquiring Fund’s expense structure.

Proposal 8: Comparison of JOHCM International Small Cap Equity Fund and JOHCM International Small Cap Equity Fund

	JOHCM International Small Cap Equity Fund (Target Fund)	JOHCM International Small Cap Equity Fund (Acquiring Fund) (Pro Forma Combined)
	Institutional Class	Institutional Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.05%	1.05%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses[2]	0.16%	0.13%[3]
Total Annual Fund Operating Expenses	1.21%	1.18%
Fee Waivers and Reimbursements	0.00%[4]	0.00%[5]
Total Annual Fund Operating Expenses	1.21%	1.18%

	JOHCM International Small Cap Equity Fund (Target Fund)	JOHCM International Small Cap Equity Fund (Acquiring Fund) (Pro Forma Combined)
	Class I	Advisor Class
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.05%	1.05%
Distribution (Rule 12b-1) Fees	0.10%	0.10%
Other Expenses[2]	0.16%	0.12[3]
Total Annual Fund Operating Expenses	1.31%	1.27%
Fee Waivers and Reimbursements	0.00%[4]	0.00%[5]
Total Annual Fund Operating Expenses	1.31%	1.27%

	JOHCM International Small Cap Equity Fund (Target Fund)	JOHCM International Small Cap Equity Fund (Acquiring Fund) (Pro Forma Combined)
	Class II	Investor Class
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.05%	1.05%
Distribution (Rule 12b-1) Fees	0.25%	0.25%
Other Expenses[2]	0.16%	0.12%[3]
Total Annual Fund Operating Expenses	1.46%	1.42%
Fee Waivers and Reimbursements	0.00%[4]	0.00%[5]
Total Annual Fund Operating Expenses	1.46%	1.42%

1        Details regarding the Target and Acquiring Funds’ management fee schedules can be found in the “Comparison of Investment Advisers and Other Service Providers” section of this Proxy Statement/Prospectus.

2        JOHCM USA will bear all of the expenses arising from (i) solicitation by proxy of approval of the proposed Reorganization by Target Fund Shareholders, (ii) legal costs associated with the preparation, filing and negotiating with the SEC of the registration statement related to the creation of the Acquiring Fund and effectuating the proposed Reorganization, and (iii) legal costs associated with an opinion of counsel issued to both the Target Fund and the Acquiring Fund regarding classifying the proposed Reorganization as a tax-free reorganization. To the extent that JOHCM USA or JOH Ltd., or any of their respective affiliates, engage any broker, finder or investment adviser or incur any liability for any brokerage or finder’s fee or commission in connection with the proposed Reorganization, the compensation of any such broker, finder or investment adviser shall be the sole responsibility of the applicable party. Neither the Target Fund nor the Acquiring Fund will bear any direct fees or expenses in connection with the proposed Reorganization, except for (i) the costs of buying and selling portfolio securities necessary to effect the Reorganizations, (ii) taxes on capital gains that may be realized as a result of such transactions, and (iii) transfer or stamp duties expected to be imposed in other non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund. These Reorganization expenses have not been reflected in the tables above.

3        “Other Expenses” are based on estimated amounts for the current fiscal year.

4        JOH Ltd. has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 1.24%, 1.34%, and 1.49% for Institutional Shares, Class I Shares, and Class II Shares, respectively, until January 28, 2022. If it becomes unnecessary for JOH Ltd. to waive fees or make reimbursements, JOH Ltd. may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. If the proposed Reorganizations are consummated, any fees that had been waived or expenses reimbursed by JOH Ltd. which are eligible for recoupment, will become eligible for recoupment by JOHCM USA. The agreement to waive fees and reimburse expenses may be terminated by the AIT Board at any time and will terminate automatically upon termination of the investment advisory agreement.

5        JOHCM USA has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 1.18%, 1.27%, and 1.42% for Institutional Shares, Advisor Shares, and Investor Shares, respectively, until June 30, 2022. If it becomes unnecessary for JOHCM USA to waive fees or make reimbursements, JOHCM USA may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the JOHCM Board at any time and will terminate automatically upon termination of the investment advisory agreement.

Expense examples. The following Examples are intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund and to allow you to compare these costs with the costs of investing in other mutual funds. The current estimated fees and expenses for the Acquiring Fund have been calculated on a pro forma basis assuming consummation of the Reorganizations. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that each year your investment has a 5% return and that the

Target Fund and Acquiring Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in each Fund would be:

JOHCM International Small Cap Equity Fund

(Target Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$123	$384	$665	$1,466
Class I	$133	$415	$718	$1,579
Class II	$149	$462	$797	$1,746

JOHCM International Small Cap Equity Fund

(Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$120	$375	$649	$1,432
Advisor Shares	$129	$403	$697	$1,534
Investor Shares	$145	$449	$776	$1,702

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions, including that the current contractual agreements will remain in place for at least three years. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of the Acquiring Fund’s assets. Those factors are beyond the control of the Acquiring Fund and JOHCM USA. The pro forma information in the previous tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and may change.

If the Reorganization is approved, the resulting Fund will retain the Acquiring Fund’s expense structure.

Comparison of Investment Objectives, Strategies and Risks

For each Reorganization, additional comparative information regarding each Target Fund and corresponding Acquiring Fund, including information with respect to the Funds’ investment objectives, investment policies, principal investment strategies, principal risks, management, and performance, is provided below. The below table shows each Target Fund’s and corresponding Acquiring Fund’s investment objective (which are identical or substantially identical in each case) as well as a redline showing differences in the Funds’ summary principal investment strategy disclosure. In each redline, deleted text is shown in red strikethrough and added text is shown in blue underline. Further information about the Target Funds’ and Acquiring Funds’ respective investment objectives, strategies and risks is contained in the Target Fund Prospectuses and SAI and the Acquiring Funds’ Prospectus and SAI. The Acquiring Funds’ Prospectus and SAI are on file with the SEC. The Target Fund Prospectuses and Acquiring Funds’ Prospectus are also incorporated herein by reference. For information regarding how to request copies of the SAIs related to either the Target Fund Prospectuses or the Acquiring Funds’ Prospectus, please refer to pages iii – iv of this Combined Proxy Statement/Prospectus.

Each Target Fund and its corresponding Acquiring Fund:

•	Are structured as series of an open-end management investment company.

•	Have the same or substantially identical investment objectives.

•	Have substantially similar fundamental investment policies.

•	Have substantially similar principal investment strategies, and are expected to invest all or substantially all of their respective assets in the same investments.

•	Have substantially similar principal risks.

•	Have the same portfolio management team

•	Have the same policies for purchasing and redeeming shares.

Comparison of Fund Performance (all Target Funds)

If the Reorganization is approved, each Acquiring Fund will assume and continue the performance history of the Target Fund. None of the Acquiring Funds has performance history because none has yet commenced operations as of the date of this Proxy Statement/Prospectus. For more information about performance, see the “Performance Information” section of the Target Fund Prospectus, which is incorporated herein by reference.

Proposal 1: Comparison of JOHCM Credit Income Fund and JOHCM Credit Income Fund

	Target Fund: JOHCM Credit Income Fund	Acquiring Fund: JOHCM Credit Income Fund	Notes
Investment Objectives	The Fund seeks to preserve capital and deliver returns through a combination of income and modest capital appreciation.		The investment objectives are identical.
Principal Investment Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed income securities across a wide range of maturities. The securities can include investment grade corporate debt, high yield securities (higher risk, lower rated fixed income securities rated below BBB- by S&P or below Baa3 by Moody’s, also known as “junk bonds”), convertible bonds (including contingent convertible bonds), preferred stock, floating-rate debt, collateralized debt, municipal debt, foreign debt (including in emerging markets), commercial paper, loans and loan participations. The Fund may also invest up to 10% of its net assets in dividend paying common equities of companies of any size. ~~Additionally, the~~The Fund ~~may also~~intends to invest in foreign debt (including in emerging markets) and/or depositary receipts. Emerging market countries are those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index, countries with low to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank), and other countries with similar emerging market characteristics. The Fund’s investments in any one sector may exceed 25% of its net assets. The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”). The ~~Advisers~~Adviser seeks to build a portfolio that reflects their investment views across the fixed income markets that is consistent with the Fund’s objective of preserving capital and delivering returns through a combination of income and modest capital appreciation. The ~~Advisers~~Adviser seeks to identify investments in companies that produce resilient income streams by ~~primarily~~ evaluating, among other factors: (1) a business’s durability and capacity to avoid permanent impairment of capital; (2) a company’s financial position, particularly its cash flow, stability of revenues and cost structure; and (3) an investment’s corporate and legal structure. As market conditions change, the volatility and attractiveness of sectors, securities, and strategies can change as well. To optimize the Fund’s risk/return, the portfolio managers may dynamically adjust the mix of different asset class exposures. Under certain market conditions, the Fund may, for the purposes of hedging, invest in various asset classes that the Adviser believes will protect capital and reduce the overall volatility of the Fund. These asset classes may include, but are not limited to exchange-traded funds that primarily invest in gold and precious metals; inflation-linked investments; and currency hedging instruments such as currency forward contracts and currency futures. The Fund may also use hedging and derivative instruments to reduce certain risk exposures present in the Fund’s holdings. The Fund may invest in contingent securities structured as contingent convertible securities also known as “CoCos.” A contingent convertible security is a hybrid debt security either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs (the “Trigger Event”), such as a decline in the issuer’s capital below a specified threshold or increase in the issuer’s risk-weighted assets. Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a Trigger Event. Due to uncertainty surrounding

The principal investment strategies are substantially the same, except that the Acquiring Fund explicitly references the Fund’s flexibility to invest in derivatives for hedging purposes, invest up to 20% of its assets in contingent convertible securities, and use leverage in an amount up to 15% of the Fund’s total assets.

Target Fund: JOHCM Credit Income Fund	Acquiring Fund: JOHCM Credit Income Fund	Notes
coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended. Contingent convertible securities typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure, and in certain scenarios, investors in contingent convertible securities may suffer a loss of capital ahead of equity holders or when equity holders do not. The Fund anticipates that it may invest up to 20% of its assets in CoCos. The Fund may also enter into derivatives transactions and various other hedging assets that the Adviser believes will reduce the overall volatility of the Fund, protecting capital, in certain market environments. Such hedging assets may include, but are not limited to: exchange-traded funds and commodity-linked investment vehicles that primarily invest in gold and precious metals; inflation-linked investments; currency hedging instruments such as currency forward contracts and currency futures; futures contracts, including interest-rate futures, which are exchange-traded contracts in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit, Treasury futures, and “e-mini” futures contracts representing a fraction of the value of a corresponding standard futures contract; and options on futures contracts. The Fund may also use hedging and derivative instruments to reduce certain risk exposures present in the Fund’s holdings. The Fund may also engage in short sales or take short positions for hedging or other investment purposes. When the Adviser believes that asset prices are attractive (for example, during widespread market selloffs), the Adviser may use leverage in an amount up to 15% of the Fund’s total assets to increase its market exposure in order to pursue additional investments in such assets.

Proposal 2: Comparison of JOHCM Emerging Markets Opportunities Fund and JOHCM Emerging Markets Opportunities Fund

Comparison of Investment Objectives and Strategies

	Target Fund: JOHCM Emerging Markets Opportunities Fund	Acquiring Fund: JOHCM Emerging Markets Opportunities Fund	Notes
Investment Objectives	The investment objective of the JOHCM Emerging Markets Opportunities Fund is to seek long-term capital appreciation.		The investment objectives are identical.
Principal Investment Strategy	The Fund invests, under normal ~~conditions~~circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities of companies ~~listed in, or whose principal business activities are~~ located in~~,~~ emerging markets. ~~Shareholders will be given 60 days’ advance notice of any change to this policy.~~ Equity securities include direct and indirect investments in common and preferred stocks, ~~rights,~~and include rights and warrants to subscribe to common stock or other equity securities. Emerging market countries are those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index, countries with low to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and other countries with similar emerging market characteristics. The Fund may invest in emerging market companies of any size, including small- and mid-capitalization companies in order to achieve its objective. The Fund may also invest up to 5% of its assets in frontier markets, which are generally smaller, less liquid, and less developed than emerging markets. In addition, the Fund may invest in participatory notes. Participatory notes (commonly known as “P-notes”) are instruments ~~issued by registered foreign~~that provide exposure to, primarily, equity securities of issuers listed on a foreign exchange and are typically used when a direct investment in the underlying security is either unpermitted, restricted or uneconomical due to country-specific regulations or other restrictions. P-notes are typically issued by institutional investors~~, usually non-U.S. based foreign brokers and domestic institutional brokers,~~ that are registered with the relevant regulator in the non-U.S. country where the exchange for the underlying securities sits. In the case of India, which currently represents most or all of the Funds’ private investments, institutional investors registered with the Securities and Exchange Board of India issue P-notes to overseas investors who wish to invest in the Indian stock market without themselves registering with the Securities and Exchange Board of India. The Fund’s investment style can be considered as growth at a reasonable price (“GARP”). GARP investment strategy is a blend of growth and value investing and seeks to find companies that have strong earnings growth at a good price. The Fund employs a combination of top-down and bottom-up research to assess potential investments in the Fund. The Adviser seeks to invest in companies that possess attractive fundamentals (for example, a company’s revenues, earnings, or management) and fit with the Adviser’s top-down country views within the emerging markets. A top-down country view represents an assessment of the investment prospects in a country (in this case, a particular emerging market country) based on macroeconomic, geopolitical and other factors affecting the country as a whole. The Fund may invest a significant portion of its assets in investments located in one country or a small number of countries. These countries may change from time to time. While the Fund does not pursue active or frequent trading as a principal strategy, it has in the past and could in the future experience elevated levels of portfolio turnover when implementing its strategy in certain economic and market conditions.		The principal investment strategies are identical, except that the Acquiring Fund uses a streamlined test for determining the location of an issuer for the purposes of complying with its 80% test, does not recite in the summary prospectus the requirement to provide shareholders 60 days’ notice of a change to the Fund’s 80% test, and includes certain clarifications and explanations of specific instruments and strategies. The disclosure regarding notice to shareholders has been moved to the long-form strategy disclosure in the prospectus.

Proposal 3: Comparison of JOHCM Emerging Markets Small Mid Cap Equity Fund and JOHCM Emerging Markets Small Mid Cap Equity Fund

Comparison of Investment Objectives and Strategies

	Target Fund: JOHCM Emerging Markets Small Mid Cap Equity Fund	Acquiring Fund: JOHCM Emerging Markets Small Mid Cap Equity Fund	Notes
Investment Objectives	The investment objective of the JOHCM Emerging Markets Small Mid Cap Equity Fund is to seek long-term capital appreciation.		The investment objectives are identical.
Principal Investment Strategy	The Fund invests, under normal ~~market conditions~~circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities issued by small and medium capitalization companies that are ~~listed in, or whose principal business activities are~~ located in~~,~~ emerging markets, including frontier markets. ~~Shareholders will be given 60 days’ advance notice of any change to this policy.~~ Equity securities include direct and indirect investments in common and preferred stocks, ~~rights,~~and include rights and warrants to subscribe to common stock or other equity securities. The Fund may invest in securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Fund would normally invest. The Fund utilizes a bottom-up, business-focused approach based on careful study of individual companies and their competitive dynamics of the industries in which they participate. The Adviser strives to identify companies that are well managed, financially sound, fast growing, and strongly competitive and whose shares are underpriced relative to their intrinsic value. Emerging market countries are those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index, countries with low to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank), and other countries with similar emerging market characteristics. Frontier markets are generally smaller, less liquid, and less developed than emerging markets. ~~Small-and~~Small- and mid-capitalization companies in emerging market countries are generally defined as companies with market capitalizations at the time of purchase below U.S. $5 billion or in the range of those market capitalizations of companies included in the MSCI Emerging Markets Small Cap Index at the time of purchase. The MSCI Emerging Markets Small Cap Index is reconstituted semi-annually each May and November. The capitalization range of the MSCI Emerging Markets Small Cap Index is between $~~7.10~~7.1 million and $~~3.82~~3.8 billion as of December 31, 2020. The size of the companies included in the MSCI Emerging Markets Small Cap Index will change with market conditions. If the Fund continues to hold securities of small-and mid-capitalization companies whose market capitalization, subsequent to purchase, grows to exceed U.S. $5 billion, it may continue to treat them as small- or mid-capitalization companies for the purposes of the 80% requirement. In addition, the Fund may invest in participatory notes. Participatory notes (commonly known as “P-notes”) are instruments that provide exposure to, primarily, equity securities of issuers listed on a foreign exchange and are typically used when a direct investment in the underlying security is either unpermitted, restricted or uneconomical due to country-specific regulations or other restrictions. P-notes are typically issued by institutional investors that are registered with the relevant regulator in the non-U.S. country where the exchange for the underlying securities sits. In the case of India, which currently represents most or all of the Funds’ private investments, institutional investors registered with the Securities and Exchange Board of India issue P-notes to overseas investors who wish to invest in the Indian stock market without themselves registering with the Securities and Exchange Board of India. The Fund also may invest, under normal market conditions, up to 20% of its assets in securities of small developed markets companies that derive, or are expected to derive, a significant portion of their revenues from their operations in emerging or frontier markets. The Fund may invest a significant portion of its assets in investments located in one country or a small number of countries. These countries may change from time to time.		The principal investment strategies are identical, except that the Acquiring Fund uses a streamlined test for determining the location of an issuer for the purposes of complying with its 80% test, does not recite in the summary prospectus the requirement to provide shareholders 60 days’ notice of a change to the Fund’s 80% test, explicitly references its flexibility to invest in participatory notes, and includes certain clarifications and explanations of specific instruments and strategies. The disclosure regarding notice to shareholders has been moved to the long-form strategy disclosure in the prospectus.

Proposal 4: Comparison of JOHCM Global Equity Fund and JOHCM Global Select Fund

Comparison of Investment Objectives and Strategies

	Target Fund: JOHCM Global Equity Fund	Acquiring Fund: JOHCM Global Select Fund	Notes
Investment Objectives	The investment objective of the JOHCM International Small Cap Equity Fund is to seek long term capital appreciation.		The investment objectives are identical.
Principal Investment Strategy	The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities of U.S. and foreign companies. ~~Shareholders will be given 60 days’ advance notice of any change to this policy.~~ Equity securities consist of direct and indirect investments in common and preferred stock, ~~rights,~~and include rights and warrants to subscribe to common stock or other equity securities. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. The Fund normally will invest in at least three countries (one of which may be the United States) with at least 40% of its assets invested in companies located in countries other than the U.S. ~~However~~, provided that the Fund ~~may~~reserves the right to invest ~~at least~~as little as 30% of its assets in companies located outside the U.S. when market conditions are unfavorable. Typically, the Fund invests in a number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund may invest in U.S. and foreign companies of any size, including small- and mid-capitalization companies. The Adviser seeks to identify and make investments in U.S. and foreign companies based on a multi-dimensional investment process, considering a number of factors, including growth, valuation, size, momentum, and beta. Beta measures the volatility of a stock relative to the overall market. The Fund utilizes a core style with a modest growth tilt (growth at a reasonable price, or “GARP”) over all capitalization ranges. The Fund seeks those stocks, sectors, and countries with positive earnings surprises, sustainably high or increasing return on equity, and attractive valuations.		The principal investment strategies are identical, except that the Acquiring Fund does not recite in the summary prospectus the requirement to provide shareholders 60 days’ notice of a change to the Fund’s 80% test. This disclosure has been moved to the long-form strategy disclosure in the prospectus.

Proposal 5: Comparison of JOHCM Global Income Builder Fund and JOHCM Global Income Builder Fund

Comparison of Investment Objectives and Strategies

	Target Fund: JOHCM Global Income Builder Fund	Acquiring Fund: JOHCM Global Income Builder Fund	Notes
Investment Objectives	The investment objective of the JOHCM Global Income Builder Fund is to seek a level of current income that is consistent with the preservation and long-term growth of capital in inflation-adjusted terms.		The investment objectives are identical.
Principal Investment Strategy

The Fund seeks to achieve its investment objective by applying a bottom-up, long-term global value investing philosophy across a broad range of asset classes. In a bottom-up approach, companies and securities are researched and chosen individually. The Fund normally will invest in a wide range of income-producing equity securities, including common stocks of United States and foreign companies that offer attractive dividend yields. The Fund also normally will invest in a wide range of fixed income instruments from markets in the United States and multiple countries around the world such as high-yield instruments (commonly referred to as ‘‘junk bonds’’), investment grade instruments, ~~and~~ sovereign debt, loans and loan participations. Additionally, the Fund normally will invest in hybrid securities that embody elements of both equity and fixed income securities such as preferred shares and convertible bonds. The Fund may invest in securities of any maturity or investment rating, as well as unrated securities. While the Fund may hold investments in non-income producing securities, under normal ~~market conditions~~circumstances, at least 80% of the Fund’s assets (net assets plus the amount of borrowings for investment purposes) will be comprised of income producing securities. The Fund anticipates that it may also invest up to 10% of its assets in contingent convertible securities, and may enter into derivatives transactions and various other hedging assets that the Adviser believes will reduce the overall volatility of the Fund, protecting capital, in certain market environments. Such hedging assets may include, but are not limited to: exchange-traded funds and commodity-linked investment vehicles that primarily invest in gold and precious metals; inflation-linked investments; currency hedging instruments such as currency forward contracts and currency futures; futures contracts, including interest-rate futures, which are exchange-traded

The investment objectives are substantially the same, except that the Acquiring Fund explicitly references its flexibility to invest up to 10% of its assets in contingent convertible securities, as well as enter into certain derivatives transactions for hedging purposes. These changes in the disclosure are not intended to reflect material changes in the way the Fund is currently managed.

Target Fund: JOHCM Global Income Builder Fund	Acquiring Fund: JOHCM Global Income Builder Fund	Notes
contracts in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit, Treasury futures, and “e-mini” futures contracts representing a fraction of the value of a corresponding standard futures contract; and options on futures contracts. The Fund may also use hedging and derivative instruments to reduce certain risk exposures present in the Fund’s holdings. The Fund may also engage in short sales or take short positions for hedging or other investment purposes. As a multi-asset portfolio, the Fund invests in the various asset classes described above and may shift its investments from one asset class to another. The Adviser believes that maintaining this flexible approach is critical to avoiding pockets of overvalued securities. The Adviser also seeks to preserve flexibility across geographic areas and company size. As a result, the Fund may invest in securities of companies of any market capitalization or domicile. The Adviser anticipates that, under normal circumstances, the Fund will invest in a portfolio of between 30% and 70% common equity securities, with the balance of its assets invested in fixed income securities, hedging assets (as defined below), and cash or cash equivalents. However, the Adviser maintains the ability to adjust the Fund’s allocations as needed to adapt the portfolio to various income, market, and valuation environments. In pursuing the Fund’s investment objective, under normal circumstances, at least 40% of the Fund’s investments will be in issuers domiciled outside of the United States or in issuers that derive a significant proportion of their revenues or profits from goods produced or sold, investments made, or services performed outside the United States or have at least 50% of its assets situated outside the United States (“foreign issuers”). If market conditions are deemed unfavorable the ~~Adviser expects at least 30% of the Fund’s investments to be~~Fund reserves the right to invest as little as 30% of its assets in foreign issuers.

Proposal 6: Comparison of JOHCM International Opportunities Fund and JOHCM International Opportunities Fund

Comparison of Investment Objectives and Strategies

	Target Fund: JOHCM International Opportunities Fund	Acquiring Fund: JOHCM International Opportunities Fund	Notes
Investment Objectives	The investment objective of the JOHCM International Opportunities Fund is to achieve long-term total return by investing in a ~~concentrated~~focused portfolio of international equity securities.		The investment objectives are substantially identical. The Acquiring Fund’s use of the word “focused” rather than “concentrated” to describe its intended portfolio does not reflect any substantive difference in the way the Fund is managed.
Principal Investment Strategy	The Fund invests, under normal market conditions, primarily in equity securities of companies ~~headquartered~~located outside the United States, including those located in emerging market countries~~. Shareholders will be given 60 days’ advance notice of any change to this policy~~. The Fund may invest in foreign companies of any size, including small- and mid-capitalization companies, in order to achieve its objective. Equity securities include direct and indirect investments in common and preferred stocks, ~~rights,~~and include rights and warrants to subscribe to common stock or other equity securities. The Fund may also invest in equity related instruments, such as equity linked notes and participatory notes, all of which derive their value from equities. The equity linked notes and participatory notes in which the Fund ~~will invest will be~~invests are securitized and freely transferable. The Fund ~~will not incur leverage as a result of investing its investment~~does not intend to use its investments in equity linked notes as a means of achieving leverage. The Adviser aims to achieve above-average risk-adjusted equity returns, over the medium term period of three to five years. The Adviser believes this is best achieved by investing in a ~~concentrated,~~ benchmark agnostic portfolio of attractively valued high quality companies. Such companies have long term competitive advantages which allow intrinsic value to be estimated with confidence on the basis of their long term cash flows. The Adviser prioritizes companies that ~~are able to reliably~~it believes can generate cash ~~flow and~~profits reliably over many years and have opportunities to reinvest ~~it~~some of those profits at high		The principal investment strategies are substantially similar, except that the Acquiring Fund no longer has the requirement to provide shareholders 60 days’ notice of a change to the Fund’s policy to primarily invest in equity securities of companies located outside the United States, including those located in emerging market countries, and

Target Fund: JOHCM International Opportunities Fund	Acquiring Fund: JOHCM International Opportunities Fund	Notes
~~marginal returns~~rates of return in order to grow ~~their intrinsic~~the future earnings power and the value of the business. As a result they become more valuable over time. ~~A~~The Adviser evaluates “risk-adjusted” returns by beginning with the absolute return on an investment and adjusting it to take into account the degree of risk the Fund takes on to achieve that return. In assessing the risk associated with an investment, the Adviser may use a range of metrics and factors, including the volatility of the price of an investment over time. The Adviser believes that a key risk to any investor is permanent impairment of capital. This is usually a result of holding overvalued assets. Therefore, the Adviser maintains a strict valuation discipline ~~to make sure~~intended to ensure that assets are only bought when they are attractively valued, in absolute terms, with reference to their intrinsic value (in the judgment of the Adviser). At the same time, overvalued shares in the portfolio are identified and sold. This requires an ability to sell to cash, without necessarily having anything to buy with the proceeds. The Fund may invest a significant portion of its assets in investments located in one country or a small number of countries. These countries may change from time to time.		includes certain clarifications and explanations of specific instruments and strategies.

Proposal 7: Comparison of JOHCM International Select Fund and JOHCM International Select Fund

Comparison of Investment Objectives and Strategies

	Target Fund: JOHCM International Select Fund	Target Fund: JOHCM International Select Fund	Notes
Investment Objectives	The investment objective of the JOHCM International Select Fund is to seek long-term capital appreciation.		The investment objectives are identical.
Principal Investment Strategy	The Fund invests, under normal market conditions, primarily in equity securities of companies ~~headquartered~~located outside the United States, including those located in emerging market countries. The Fund may invest in foreign companies of any size, including small- and mid-capitalization companies, in order to achieve its objective. Equity securities include direct and indirect investments in common and preferred stocks, ~~rights,~~and include rights and warrants to subscribe to common stock or other equity securities. The Adviser seeks to identify and make investments in U.S. and foreign companies based on a multi-dimensional investment process, considering a number of factors, including growth, valuation, size, momentum, and beta. Beta measures the volatility of a stock relative to the overall market. The Fund utilizes a core style with a modest growth tilt (growth at a reasonable price, or “GARP”) over all capitalization ranges, which means that the Fund generally invests in larger, more established companies, but would expect to invest a somewhat greater portion of its assets in smaller, growth companies than a typical large-cap mutual fund. The Fund seeks those stocks, sectors, and countries with positive earnings surprises, sustainably high or increasing return on equity, and attractive valuations.		The principal investment strategies are substantially identical, except that the Acquiring Fund includes certain clarifications and explanations of specific instruments and strategies.

Proposal 8: Comparison of JOHCM International Small Cap Equity Fund and JOHCM International Small Cap Equity Fund

Comparison of Investment Objectives and Strategies

	Target Fund: JOHCM International Small Cap Equity Fund	Acquiring Fund: JOHCM International Small Cap Equity Fund	Notes
Investment Objectives	The investment objective of the JOHCM International Small Cap Equity Fund is to seek long term capital appreciation.		The investment objectives are identical.
Principal Investment Strategy

The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities such as common stocks, preferred stock, rights, and warrants issued by small companies that are ~~based~~located outside the United States, including companies located in emerging and frontier as well as in developed markets. ~~Shareholders will be given 60 days’ advance notice of any change to this policy.~~ The Fund may invest in securities convertible into such securities (including Depositary Receipts), and investment companies, including

The principal investment strategies are identical, except that the Acquiring Fund uses a

Target Fund: JOHCM International Small Cap Equity Fund	Acquiring Fund: JOHCM International Small Cap Equity Fund	Notes
registered open-end funds, registered exchange-traded funds, non-U.S. public funds and U.S. or non-U.S. unregistered private funds, that invest in the types of securities in which the Fund would normally invest, which have economic characteristics similar to small cap equity securities and, in the case of investments in investment companies, the same operating quality and growth characteristics as the Fund’s other portfolio holdings. The Fund utilizes a bottom-up, business-focused approach based on careful study of individual companies and their competitive dynamics of the industries in which they participate. The Adviser strives to identify companies that are well managed, financially sound, fast growing, and strongly competitive and whose shares are underpriced relative to their intrinsic value. Under normal circumstances, the Fund will hold 70-80 investments across 12 countries. Small cap companies are defined as companies with market capitalizations at the time of purchase below $5 billion. ~~A company is considered to be “based” outside the United States if: (1) it is legally domiciled outside the United States; (2) it conducts at least 50% of its business, as measured by the location of its sales, earnings, assets, or production, outside the United States; or (3) it has the principal exchange listing for its securities outside the United States.~~ The Fund also may invest in securities of small U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Fund’s total assets will be invested in securities of U.S. companies. If the Fund continues to hold securities of small companies whose market capitalization, subsequent to purchase, grows to exceed ~~U.S.~~ $5 billion, it may continue to treat them as small companies for the purposes of the 80% requirement.		streamlined test for determining the location of an issuer for the purposes of complying with its 80% test, does not recite in the summary prospectus the requirement to provide shareholders 60 days’ notice of a change to the Fund’s 80% test, and includes certain clarifications and explanations of specific instruments and strategies. The shareholder notice disclosure has been moved to the long-form strategy disclosure in the prospectus.

Comparison of Principal Risks

Although the Funds describe a subset of the principal investment risks somewhat differently, the principal risks associated with investments in each Target Fund and its corresponding Acquiring Fund are substantially identical because the Funds have identical or substantially identical investment objectives and substantially similar investment strategies. The below table shows the principal risks currently disclosed in the summary prospectus for each Target Fund, which in each case is the same set of risks disclosed by its corresponding Acquiring Fund in the Acquiring Funds’ Prospectus.

Investment Risk	JOHCM Credit Income Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund	JOHCM Global Equity Fund	JOHCM Global Income Builder Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund	JOHCM International Small Cap Equity Fund
Foreign & Emerging Markets Risk.	●	●	●	●	●	●	●	●
Currency Risk.	●	●	●	●	●	●	●	●
Equity Securities Risk.	●	●	●	●	●	●	●	●
Management Risk.	●	●	●	●	●	●	●	●
Geographic Concentration Risk.		●	●			●
Regulatory Risk.	●	●	●	●	●	●	●
Small-Cap and Mid-Cap Company Risk.		●	●	●	●	●	●

Investment Risk	JOHCM Credit Income Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund	JOHCM Global Equity Fund	JOHCM Global Income Builder Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund	JOHCM International Small Cap Equity Fund
Participatory Notes Risk.		●	●			●
Investment Company Risk.	●		●
Small Cap Company Risk.								●
Convertible Securities Risk.	●		●		●			●
Portfolio Turnover Risk.			●
Equity-Linked Instruments Risk.					●	●
Credit Risk.	●				●
Fixed Income Risk.					●
Asset Allocation Risk.					●
Value Investing Risk.					●
High Yield (“Junk Bond”) Investments Risk.	●				●
Hedging Risk.	●				●
Commodities Related Investment Risk.					●
Preferred Stock Risk.	●				●
ETF Risk.	●				●
Derivatives Risk.	●				●
Interest Rate Risk.	●
Liquidity Risk.	●
Loan-Related Investments Risk.	●
Sector Risk.	●
Municipal Securities Risk.	●
CLO Risk.	●
LIBOR Risk.	●
Limited History of Operations.	●

The following risk factors are disclosed in one or more Acquiring Funds’ summary prospectuses, but are not included in the corresponding Target Fund’s summary prospectus:

•

Growth Stock Risk (JOHCM Emerging Markets Opportunities Fund, JOHCM Global Select Fund, JOHCM International Select Fund). The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over a short or long period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. GARP investing involves buying stocks that have a reasonable price/earnings ratio in relationship to the relevant company’s earnings growth rate. To the extent the Fund uses a GARP investing strategy, the Fund’s performance may be adversely affected when stocks preferred by a GARP investing strategy underperform or are not favored by investors in prevailing market and economic conditions.

•

Investment Company Risk (JOHCM International Small Cap Equity Fund). Shareholders in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Investments in other funds also may increase the amount of taxes payable by investors in the Fund.

The following risk factors are disclosed in one or more Target Funds’ summary prospectuses, but are not included in the corresponding Acquiring Fund’s summary prospectus:

•

Investment Company Risk (JOHCM International Select Fund only). Shareholders in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Investments in other funds also may increase the amount of taxes payable by investors in the Fund.

•

Natural Disaster/Epidemic Risk (JOHCM Credit Income Fund only). Natural or environmental disasters, including pandemics and epidemics have been and may be highly disruptive to economies and markets in ways that cannot necessarily be foreseen. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Comparison of Fundamental and Non-Fundamental Investment Policies

Each Target Fund and its corresponding Acquiring Fund have substantially similar fundamental investment restrictions, such that the Reorganization will not result in any material differences in the way the Funds have been managed and the way the Acquiring Funds will be managed after the Reorganization occurs. As required by the 1940 Act, each of the AIT Trust and JOHCM Trust, on behalf of its series, has adopted certain fundamental investment policies including policies regarding borrowing money, issuing senior securities, engaging in the business of underwriting, concentrating investments in a particular industry or group of industries, purchasing and selling real estate, making loans, purchasing commodities and purchasing securities consistent with the maintenance of the status of a “diversified” investment company, as shown in the below table. Further information about each Fund’s fundamental and non-fundamental investment restrictions are contained in the Target Funds’ and Acquiring Funds’ SAIs, which are on file with the SEC. For information regarding how to request copies of the SAIs related to either the Target Fund Prospectuses or the Acquiring Funds’ Prospectus, please refer to pages iii – iv of this Combined Proxy Statement/Prospectus.

	All Target Funds	All Acquiring Funds
Fundamental Investment Policies

1. Borrowing Money. A Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that a Fund has asset coverage of 300% for all borrowings and reverse repurchase commitments of a Fund.

2. Senior Securities. A Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that a Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. A Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. A Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. A Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities. In addition, the JOHCM Global Income Builder Fund may purchase and sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

6. Loans. A Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of a Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing or holding non-publicly offered debt instruments in accordance with its investment objectives and policies. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities.

7. Concentration. A Fund will invest no more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, or repurchase agreements with respect thereto.

A Fund may:

1. Borrowing Money. Borrow money to the extent consistent with applicable law, regulation or order from time to time.

2. Senior Securities. Issue senior securities to the extent consistent with applicable law, regulation or order from time to time.

3. Underwriting. Act as underwriter of securities to the extent consistent with applicable law, regulation or order from time to time.

4. Real Estate. Purchase, sell, or hold real estate or interests in real estate to the extent consistent with applicable law, regulation or order from time to time.

5. Commodities. Invest in commodities to the extent consistent with applicable law, regulation or order from time to time.

6. Loans. Make loans to others to the extent consistent with applicable law, regulation or order from time to time.

7. Concentration. Not purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities, including securities issued by any agency or instrumentality of the U.S. government, and related repurchase agreements.

Each Target Fund and each Acquiring Fund have different non-fundamental investment policies, as indicated in the table below. A “non-fundamental” investment policy is one that may be changed without a shareholder vote. The JOHCM Board and AIT Board do not anticipate that any of the differences in the non-fundamental investment policies of the Target Funds and Acquiring Funds will result in material differences in the way the Funds have been managed and the way the Acquiring Funds will be managed after the Reorganization occurs.

	All Target Funds	All Acquiring Funds
Non-Fundamental Investment Policies

1. Pledging. A Fund will not mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of a Fund except as may be necessary in connection with borrowings described in fundamental investment limitation (1) above. Margin deposits, security interests, liens, and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge, or hypothecation of assets for purposes of this limitation.

2. Borrowing. A Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3. Margin Purchases. A Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4. Illiquid Investments. A Fund will not invest more than 15% of its net assets in securities that the Adviser reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

None, except for the following 80% policies adopted pursuant to Rule 35d-1 under the 1940 Act:

JOHCM Emerging Markets Opportunities Fund: The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities of companies located in emerging markets.

JOHCM Global Select Fund: The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities of U.S. and foreign companies.

JOHCM International Small Cap Equity Fund: The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities such as common stocks, preferred stock, rights, and warrants issued by small companies that are located outside the United States, including companies located in emerging and frontier as well as in developed markets.

JOHCM Emerging Markets Small Mid Cap Equity Fund: The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities issued by small and medium capitalization companies that are listed in, or whose principal business activities are located in, emerging markets, including frontier markets.

JOHCM Global Income Builder Fund: The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in income producing securities.

JOHCM Credit Income Fund: The Fund invests, under normal circumstances, at least 80% of its net assets in fixed income securities across a wide range of maturities.

Comparison of Portfolio Turnover

The Target Funds’ portfolio turnover for their most recent fiscal year ended September 30, 2020 is provided below.

Target Fund	Portfolio Turnover (as a percentage of average value of Target Fund’s portfolio)

JOHCM Credit Income Fund	5.72%

JOHCM Emerging Markets Opportunities Fund	53.30%

JOHCM Emerging Markets Small Mid Cap Equity Fund	136.73%

JOHCM Global Equity Fund	40.21%

JOHCM Global Income Builder Fund	141.42%

JOHCM International Opportunities Fund	64.62%

JOHCM International Select Fund	43.51%

JOHCM International Small Cap Equity Fund	24.72%

The Acquiring Funds have not commenced operations as of the date of this Proxy Statement/Prospectus; however, it is anticipated that each Acquiring Fund’s portfolio turnover rate will likely be similar to that of the corresponding Target Fund.

Comparison of Fund Performance

If the Reorganizations are approved, each Acquiring Fund will assume and continue the performance history of the corresponding Target Fund. The Acquiring Funds do not have performance history because they have not yet commenced operations as of the date of this Proxy Statement/Prospectus. For more information about performance, see the “Performance Information” section of the Target Fund Prospectuses, which are incorporated herein by reference.

Comparison of Investment Advisers and Other Service Providers

Investment Advisers

JOHCM USA, serves as the investment adviser to the Acquiring Funds, and sub-adviser to JOHCM International Small Cap Equity Fund, JOHCM Global Income Builder Fund, and JOHCM Credit Income Fund. Its principal place of business is 53 State Street, 13th Floor Boston, MA, 02109. JOHCM USA is wholly owned by JOH Ltd. JOHCM USA is an investment adviser registered with the SEC in the U.S. under the Investment Advisers Act of 1940, as amended. As adviser to the Acquiring Funds, subject to the JOHCM Board’s supervision, JOHCM USA continuously reviews, supervises, and administers each Acquiring Fund’s investment program. JOHCM USA also ensures compliance with each Fund’s investment policies and guidelines. As of December 31, 2020 JOHCM USA had approximately $2.5 billion in assets under management.

JOH Ltd. serves as the investment adviser to the Target Funds. JOH Ltd. is organized under the laws of England and Wales and was launched in 1993. JOH Ltd.’s principal place of business is Level 3, 1 St. James’s Market, London SW1Y 4AH, United Kingdom. JOH Ltd. is an investment adviser registered with the SEC in the U.S. under the Investment Advisers Act of 1940, as amended. As adviser to the Target Funds, subject to the AIT Board’s supervision, JOH Ltd. continuously reviews, supervises, and administers each Target Fund’s investment program. JOH Ltd. also ensures compliance with each Target Fund’s investment policies and guidelines. As of December 31, 2020, JOH Ltd. had approximately $36.1 billion in assets under management.

JOHCM USA has entered into a personnel-sharing arrangement with JOH Ltd., its United Kingdom-based affiliate, and with its Singapore-based affiliate, JOH Singapore. Pursuant to these arrangements, certain employees of JOH Ltd. and JOH Singapore, as “participating affiliates,” will serve as “associated persons” of JOHCM USA and, in this capacity, be subject to the oversight of JOHCM USA and its Chief Compliance Officer. These associated persons will, on behalf of JOHCM USA, provide discretionary investment management services (including acting as portfolio managers), research and related services to the Acquiring Funds in accordance with the investment objectives, policies and limitations set forth in the Acquiring Funds’ Prospectus and SAI. The personnel-sharing arrangement is based on no-action letters of the staff of the SEC that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates, subject to certain conditions. This is the regulatory regime under which employees of JOH Singapore currently act as portfolio managers for several Target Funds (including JOHCM International Select Fund and JOHCM Global Equity Fund) for which JOH Ltd. is the sole investment adviser. While JOH Ltd. is currently registered as an investment adviser with the SEC, while acting as a participating affiliate of JOHCM USA, its associated persons will be subject to the policies and procedures of JOHCM USA. JOH Ltd. may in the future deregister as an investment adviser in the US, but such deregistration would not affect the participating affiliate arrangement through which it provides services to the Funds. JOH Singapore is not registered as an investment adviser with the SEC.

In addition, trading personnel will be shared across the affiliates referenced above, and execution of trades may be done by personnel employed by these affiliated entities, in each case subject to the participating affiliate arrangements described above. JOHCM USA expects to execute a substantial portion of each Acquiring Fund’s trading orders through personnel and systems housed at JOH Ltd. in the United Kingdom. JOHCM USA expects to utilize this arrangement for the Acquiring Funds regardless of whether the named portfolio managers are located in the U.S., U.K. or Singapore.

For their services as investment advisers, JOHCM USA and JOH Ltd. are entitled to receive the following annual investment advisory fees, paid daily as a percentage of average daily net assets:

Target Fund Annual Fee (as a % of Average Daily Net Assets)	Acquiring Fund Annual Fee (as a % of Average Daily Net Assets)
JOHCM Credit Income Fund 0.55%	JOHCM Credit Income Fund 0.55%
JOHCM Emerging Markets Opportunities Fund 0.90%	JOHCM Emerging Markets Opportunities Fund 0.90%
JOHCM Emerging Markets Small Mid Cap Equity Fund 1.30%	JOHCM Emerging Markets Small Mid Cap Equity Fund 1.30%

Target Fund Annual Fee (as a % of Average Daily Net Assets)	Acquiring Fund Annual Fee (as a % of Average Daily Net Assets)
JOHCM Global Equity Fund 0.89%	JOHCM Global Select Fund 0.89%
JOHCM Global Income Builder Fund 0.67%	JOHCM Global Income Builder Fund 0.67%
JOHCM International Opportunities Fund 0.75%	JOHCM International Opportunities Fund 0.75%
JOHCM International Select Fund 0.89%	JOHCM International Select Fund 0.89%
JOHCM International Small Cap Equity Fund 1.05%	JOHCM International Small Cap Equity Fund 1.05%

Portfolio Managers

The portfolio managers for the Acquiring Fund will be the same as the current portfolio managers of the Target Fund.

Target Fund	Acquiring Fund	Portfolio Management Team
JOHCM Credit Income Fund	JOHCM Credit Income Fund

Giorgio Caputo

Senior Fund Manager

Length of Service with Target Fund: Since 2020

Length of Service with Acquiring Fund: Since 2021

Adam Gittes

Senior Fund Manager

Length of Service with Target Fund: Since 2020

Length of Service with Acquiring Fund: Since 2021

JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Opportunities Fund

James Syme, CFA

Senior Fund Manager

Length of Service with Target Fund: Since 2013

Length of Service with Acquiring Fund: Since 2021

Paul Wimborne

Senior Fund Manager

Length of Service for Target Fund: Since 2013

Length of Service with Acquiring Fund: Since 2021

JOHCM Emerging Markets Small Mid Cap Equity Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund

Emery Brewer

Senior Fund Manager

Length of Service with Target Fund: Since 2014

Length of Service with Acquiring Fund: Since 2021

Dr. Ivo Kovachev

Senior Fund Manager

Length of Service with Target Fund: Since 2014

Length of Service with Acquiring Fund: Since 2021

Stephen Lew

Fund Manager

Length of Service with Target Fund: Since 2014

Length of Service with Acquiring Fund: Since 2021

Target Fund	Acquiring Fund	Portfolio Management Team
JOHCM Global Equity Fund	JOHCM Global Select Fund

Christopher J.D. Lees, CFA

Senior Fund Manager

Length of Service for Target Fund: Since 2013

Length of Service with Acquiring Fund: Since 2021

Nudgem Richyal, CFA

Senior Fund Manager

Length of Service for Target Fund: Since 2013

Length of Service with Acquiring Fund: Since 2021

JOHCM Global Income Builder Fund	JOHCM Global Income Builder Fund

Giorgio Caputo

Senior Fund Manager

Length of Service with Target Fund: Since 2017

Length of Service with Acquiring Fund: Since 2021

Adam Gittes

Senior Fund Manager

Length of Service with Target Fund: Since 2020

Length of Service with Acquiring Fund: Since 2021

Robert Hordon

Senior Fund Manager

Length of Service with Target Fund: Since 2017

Length of Service with Acquiring Fund: Since 2021

JOHCM International Opportunities Fund	JOHCM International Opportunities Fund

Ben Leyland, CFA

Senior Fund Manager

Length of Service with Target Fund: Since 2016

Length of Service with Acquiring Fund: Since 2021

Robert Lancastle, CFA

Fund Manager

Length of Service with Target Fund: Since 2016

Length of Service with Acquiring Fund: Since 2021

JOHCM International Select Fund	JOHCM International Select Fund

Christopher J.D. Lees, CFA

Senior Fund Manager

Length of Service with Target Fund: Since 2009

Length of Service with Acquiring Fund: Since 2021

Nudgem Richyal, CFA

Senior Fund Manager

Length of Service with Target Fund: Since 2009

Length of Service with Acquiring Fund: Since 2021

JOHCM International Small Cap Equity Fund	JOHCM International Small Cap Equity Fund	Robert Cresci Senior Fund Manager Length of Service with Target Fund: Since 2013 Length of Service with Acquiring Fund: Since 2021

For more information about the management of the Target Funds, please refer to the “Management of the Funds” sections of the Target Funds’ Prospectuses, which are incorporated herein by reference, and to the “Investment Advisory and Other Services” section of the Target Funds’ SAI, which is incorporated by reference into the SAI related to this Proxy Statement/Prospectus. A discussion regarding the basis for the AIT Board’s approval of the investment advisory agreement for the Target Funds is available in the Target Funds’ most recent annual report to shareholders.

For more information about the management of the Acquiring Funds, please refer to the “Management of the Funds” section of the Acquiring Funds’ Prospectus, which is incorporated herein by reference, and to the “Investment Advisory and Other Services” section of the Acquiring Funds’ SAI, which is incorporated by reference into the SAI related to this Proxy Statement/Prospectus. A discussion regarding the basis for the JOHCM Board’s approval of the investment advisory agreement for the Acquiring Fund will be available in the Acquiring Fund’s first annual or semiannual report to shareholders following commencement of operations.

Administrator, Transfer Agent, and Custodian

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as both the Target Funds’ and Acquiring Funds’ Administrator, Fund Accounting Agent, Transfer Agent, and Custodian.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), One North Wacker, Chicago, Illinois 60606, is the independent registered public accounting firm that serves as the Target Funds’ and Acquiring Funds’ independent registered public accounting firm. PwC performs an annual audit of each Fund’s financial statements and provides audit and tax services.

Comparison of Share Classes and Distribution Arrangements

As shown below, each Target Fund will be reorganized into a corresponding Acquiring Fund, whereby Target Fund Shareholders will be issued Acquiring Fund Shares. The following section describes the different distribution arrangements and eligibility requirements of the Funds.

Distribution of Target Fund and Acquiring Fund Shares

Foreside Financial Services, LLC, located at Canal Plaza, Suite 100, Portland, Maine 04101, acts as the principal underwriter of the Target Fund pursuant to a written agreement.

Foreside Fund Partners, LLC (to be renamed JOHCM Funds Distributors, LLC), 3 Canal Plaza, Suite 100 Portland, Maine 04101, serves as principal underwriter for the Acquiring Funds pursuant to a written agreement. Foreside Fund Partners, LLC is a wholly-owned subsidiary of Foreside Financial Services, LLC. Foreside Fund Partners, LLC provides services only to the JOHCM Trust.

Class Structure

The Target Funds offer Institutional Class, Class I, and Class II shares as indicated below:

JOHCM Credit Income Fund

JOHCM Emerging Markets Opportunities Fund

JOHCM Emerging Markets Small Mid Cap Equity Fund

JOHCM Global Equity Fund

JOHCM Global Income Builder Fund

JOHCM International Small Cap Equity Fund

JOHCM International Opportunities Fund

Institutional Class Class I Class II
JOHCM International Select Fund	Class I Class II

The Acquiring Funds offer the following classes of shares:

JOHCM Credit Income Fund

JOHCM Emerging Markets Opportunities Fund

JOHCM Emerging Markets Small Mid Cap Equity Fund

JOHCM Global Select Fund

JOHCM Global Income Builder Fund

JOHCM International Small Cap Equity Fund

JOHCM International Opportunities Fund

Institutional Shares Advisor Shares Investor Shares Class Z Shares
JOHCM International Select Fund	Institutional Shares Investor Shares Class Z Shares

In connection with the Reorganizations, shareholders of each Target Fund other than JOHCM International Select Fund that hold Institutional Class shares, Class I shares, and Class II shares will receive Institutional Shares, Advisor Shares, and Investor Shares, respectively, of the corresponding Acquiring Fund. With respect to the Target JOHCM International Select Fund only, Target Fund Shareholders that hold Class I and Class II shares will receive Institutional Shares and Investor Shares, respectively, of the Acquiring JOHCM International Select Fund.

The eligibility requirements, distribution and service fees and sales charges of each Target Fund and Acquiring Fund are further described, and the material differences are highlighted, in the following sub-sections.

Eligibility requirements. Institutional Class shares of the Target Funds are primarily for institutional investors investing for their own or their customers’ accounts, and for investments made though financial institutions or intermediaries. The minimum initial investment for Institutional Class shares is $1,000,000. Class I shares of the Target Funds are primarily for certain individual investors, investments made through financial institutions or intermediaries and institutional investors investing for their own or their customers’ accounts. There is no minimum investment amount required for Class I shares. Class II shares of the Target Funds are primarily for certain individual investors and investments made through financial institutions or intermediaries. There is no minimum investment amount required for Class II shares.

Institutional Shares of the Acquiring Funds are primarily for institutional investors investing for their own or their customers’ accounts, and for investments made though financial institutions or intermediaries that typically require sub-accounting, sub-transfer agency, shareholder services payments and/or recordkeeping payments from the Acquiring Fund for some or all of their underlying investors (“sub-transfer agency fees”). The minimum initial investment for Institutional Shares is $1,000,000. Advisor Shares of the Funds are primarily for certain individual investors, investments made through financial institutions or intermediaries and institutional investors investing for their own or their customers’ accounts. There is no minimum investment amount required for Advisor Shares. Investor Shares of the Funds are primarily for certain individual investors and investments made through financial institutions or intermediaries. There is no minimum investment amount required for Investor Shares.

Each Acquiring Fund also offers Class Z Shares, though no Class Z Shares are being offered under this Combined Proxy Statement/Prospectus. Class Z Shares are primarily for institutional investors and for unaffiliated investment companies or other pooled investment vehicles. The minimum initial investment for Class Z Shares is $10,000,000.

Additional information about the eligibility requirements to purchase the Target Funds’ and the Acquiring Funds’ shares is available in their respective Prospectuses and SAIs.

Sales Charges. None of the shares of the Target Funds or Acquiring Funds are subject to any front-end sales charges or CDSC.

Distribution Plans and Service Plans. Shareholders of the Acquiring Funds are expected to receive shareholder services substantially similar to those currently received by shareholders of the corresponding class of the Target Funds. All of the Target Funds have adopted a distribution plan under Rule 12b-1, under which Class I shares (except Class I shares of JOHCM International Select Fund) are subject to a maximum 0.10% Rule 12b-1 distribution and service fee and Class II are subject to a maximum 0.25% Rule 12b-1 distribution and service fee. Each Acquiring Fund has adopted a 12b-1 plan under which Advisor Class shares are subject to a maximum 0.10% Rule 12b-1 distribution and service fee and Investor Class shares are subject to a maximum 0.25% Rule 12b-1 distribution and service fee. Each Acquiring Fund also offers Class Z Shares, though no Class Z Shares are being offered under this Combined Proxy Statement/Prospectus. Class Z Shares of each Acquiring Fund do not bear a 12b-1 fee. If the proposed Reorganization for JOHCM International Select Fund is approved, Class I shareholders of JOHCM International Select Fund will receive Institutional Class shares of JOHCM International Select Fund, which does not bear a 12b-1 fee.

Institutional Shares of each Target Fund and each Acquiring Fund do not bear a 12b-1 fee. However, unlike Institutional Shares of each Target Fund (and Class I shares of the Target JOHCM International Select Fund), Institutional Shares of each Acquiring Fund will bear expenses related to certain shareholder services provided by financial intermediaries. These services, commonly referred to as “sub-transfer agency” or “sub-TA” services are currently provided to holders of the Target Funds’ Institutional Class shares (and Class I shareholders of the Target JOHCM International Select Fund) and will continue to be provided to holders of Institutional Class shares of each Acquiring Fund. JOH Ltd. currently bears the cost of these services for the Institutional Class of each Target Fund and Class I of the Target JOHCM International Select Fund, but Institutional Class shares of each Acquiring Fund will bear a portion of these costs directly. JOHCM Trust considers these sub-TA fees not to be for distribution and therefore to constitute legitimate fund expenses outside of a Rule 12b-1 plan, consistent with industry practice. These additional expenses will be offset by reductions in other operating expenses of each Fund, and supported (to the extent necessary) by expense limitation arrangements, such that the gross expenses, as a percentage of net assets, of the Acquiring Funds’ Institutional Shares will be lower than or the same as the Institutional Class of each Target Fund (and Class I Shares of the Target JOHCM International Select Fund).

Comparison of Purchase, Redemption and Exchange Procedures

Purchase Procedures

The purchase procedures employed by the Target Fund and the Acquiring Fund are identical. Each Target Fund and the Acquiring Fund both offer shares through their respective distributors on a continuous basis. Shares of the Target Fund and the Acquiring Fund may be purchased directly from the Funds or through authorized brokers or financial intermediaries. The purchase price of each share of the Target Funds and the Acquiring Funds is based on the net asset value next determined after the order is received in proper form by a Target Fund or Acquiring Fund or their respective agents. Purchases of shares of each Target Fund and each Acquiring Fund may be made by mail or telephone.

Additional information regarding the purchase procedures of the Target Funds and the Acquiring Funds is available in their respective Prospectuses. Additional information regarding the Target Funds and the Acquiring Funds can be found in various documents identified in the introduction to this Proxy Statement/Prospectus.

Investment Minimums

Only Institutional Class shares of the Target Funds and Institutional Shares and Class Z Shares of the Acquiring Fund require a minimum initial investment. With respect to Class I and Class II shares of the Target Funds and Advisor Shares and Investor Shares of the Acquiring Funds, no minimum initial investment is required. None of the Target Funds nor any of the Acquiring Funds impose a minimum investment requirement for additional investments.

The minimum investment requirements for Institutional Class shares of the Target Funds and Institutional Shares of the Acquiring Funds are set forth below:

	Institutional Class (Target Funds)	Institutional Shares (Acquiring Funds)	Class Z Shares (Acquiring Funds)
Minimum Initial Investment	$1,000,000	$1,000,000	$10,000,000

Minimum investment requirements do not apply to Acquiring Fund shares received in the Reorganizations or to purchases by officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Code), of the Funds and the their respective advisers. If you purchase shares through an intermediary, different minimum account requirements may apply. Each of the Target Funds and Acquiring Funds may accept initial investments smaller than the minimum initial investment amounts from eligible retirement account investors and in connection with the Funds’ participation in third-party distribution platforms and in certain other instances at their discretion.

Redemption Procedures

The redemption procedures employed by the Target Funds and the Acquiring Funds are identical. Shareholders of both the Target Funds and the Acquiring Funds may redeem all or part of their investment in a Fund on any day that the Fund is open for business. Generally, both the Target Fund and the Acquiring Fund forward redemption proceeds as promptly as possible, but no later than seven days, with certain limited exceptions. The Target Fund and the Acquiring Fund both make redemptions in cash, typically by check, electronic bank transfer or wire. Both the Target Fund and the Acquiring Fund reserve the right to determine whether to satisfy redemption requests by making payments in securities or other property (also known as a redemption in-kind). The Funds have in place a line of credit that may be used to meet redemption requests during stressed market conditions.

Additional information regarding the redemption procedures of the Target Funds and the Acquiring Funds is available in their respective Prospectuses. Additional information regarding the Target Funds and the Acquiring Funds can be found in various documents identified in the introduction to this Proxy Statement/Prospectus.

Comparison of Exchange Privileges

Institutional Class, Class I, and Class II shares of each Target Fund and Institutional Shares, Advisor Shares, Investor Shares and Class Z Shares of each Acquiring Fund generally may be exchanged for shares of the same class of another Target Fund or Acquiring Fund, as applicable, subject to minimum investment requirements, if any, certain limitations, exceptions, and procedures. Each Acquiring Fund also permits exchanges between classes of the same Acquiring Fund or different Acquiring Funds, subject to conditions set forth in the Acquiring Funds’ Prospectus, including any applicable class eligibility requirements. For each Fund, exchanges of shares are based on the next determined NAV per share of the Fund after the request to exchange, without any sales charges. Shareholders of a Target Fund or an Acquiring Fund seeking to exchange their shares are subject to the exchange policies of the fund into which they are seeking to exchange.

Additional information regarding the Target Funds and the Acquiring Funds, including their exchange privileges, is available in their respective Prospectuses. Additional information regarding the Target Funds and the Acquiring Funds can be found in various documents identified in the introduction to this Proxy Statement/Prospectus.

Exchanges are treated as a sale of fund shares and a purchase of fund shares for U.S. federal tax purposes.

Frequent or Short-Term Trading Policies

The Target Fund and the Acquiring Fund each have policies and procedures to discourage excessive or short-term trading. Each Target Fund and Acquiring Fund reserves the right to eliminate the aforementioned exchange privilege, or otherwise reject or limit any order to purchase shares, if, in the Funds’ judgment, the Fund would potentially be adversely affected by such exchanges. A further description of the Target Funds’ and the Acquiring Funds’ policies related to deterring excessive short term trading activity can be found in their respective Prospectuses. Additional information regarding the Target Funds and the Acquiring Funds can be found in various documents identified in the introduction to this Proxy Statement/Prospectus.

Comparison of Dividend and Distribution Policies and Fiscal Years

Dividend and Distribution Policies

Each Target Fund, except JOHCM Global Income Builder Fund and JOHCM Credit Income Fund, and each Acquiring Fund, except JOHCM Global Income Builder Fund and JOHCM Credit Income Fund, distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Target and Acquiring JOHCM Global Income Builder Fund and JOHCM Credit Income Fund intend to declare daily and pay monthly substantially all of its net investment income as dividends to its shareholders.

With respect to both the Target Funds and the Acquiring Funds, all income and capital gain distributions are automatically reinvested in additional shares of the applicable Fund, unless you request in writing a payment in cash.

Additional information regarding the dividend and distribution policies of the Target Funds and the Acquiring Funds is available in their respective Prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Prospectuses.

Fiscal Years

The fiscal year end for each Target Fund and each Acquiring Fund is September 30.

Comparison of Business Structures, Shareholder Rights and Applicable Law

Each Target Fund is a series of the Advisers Investment Trust, a Delaware statutory trust. If the Reorganizations are approved, each Target Fund will reorganize into a corresponding series of the JOHCM Trust, a Massachusetts business trust pursuant to the laws of The Commonwealth of Massachusetts. Prior to the Closing Date, there will be no issued and outstanding shares of any Acquiring Fund. Such nominal shares will be redeemed by the relevant Acquiring Fund after the Target Fund Shareholders approve the Plan but no later than the day immediately preceding the Closing Date, for the price for which they were issued. The following is a discussion of certain provisions of the governing instruments and governing laws of the Target Funds and the Acquiring Funds, but is not a complete description thereof. Further information about each Fund’s governance structure is contained in the Funds’ shareholder reports and governing documents.

Shares. The AIT Trustees and the JOHCM Trustees each have the power to issue shares of the respective Funds without shareholder approval. The governing documents of each Target Fund and Acquiring Fund indicate that the amount of shares that the Target Funds and Acquiring Funds each may issue is unlimited. Shares of the Target Funds and the Acquiring Funds have no preemptive rights.

Organization. The Advisers Investment Trust is governed by its Second Amended and Restated Agreement and Declaration of Trust (the “AIT Declaration”) and its Second Amended By-laws (the “AIT Bylaws”), each as may be amended, and its business and affairs are managed under the supervision of its Board of Trustees. The JOHCM Trust is governed by its Amended and Restated Agreement and Declaration of Trust (the “JOHCM Declaration” and, together with the AIT Declaration, the “Declarations”) and its Amended and Restated Bylaws (the “JOHCM Bylaws”), and its business and affairs are managed under the supervision of its Board of Trustees.

Composition of the Board of Trustees. Pursuant to the AIT Declaration, the AIT Board shall consist of Trustees each of whom shall hold office during the lifetime of the Advisers Investment Trust until the Trustee dies, retires, resigns, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing AIT Trustees and until the election and qualification of the Trustee’s successor.

The JOHCM Declaration provides that the JOHCM Trustees may from time to time fix the number of JOHCM Trustees or fill vacancies in the JOHCM Trustees, including vacancies arising from an increase in the number of JOHCM Trustees, and that each JOHCM Trustee shall hold office for the lifetime of the JOHCM Trust or until such JOHCM Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing JOHCM Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of the JOHCM Trustee’s successor.

Shareholder Meetings and Rights of Shareholders to Call a Meeting. The Target Funds and the Acquiring Funds are not required to hold annual meetings of shareholders, and neither the Advisers Investment Trust nor the JOHCM Trust holds annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office may call a shareholder meeting for the election of trustees.

The AIT Bylaws provide that special meetings of shareholders may be called by the AIT Board. The AIT Bylaws also provide that meetings of shareholders may be called for the purpose of electing AIT Trustees or for such other purposes as prescribed by law or the AIT Declaration. Target Fund Shareholders may remove an AIT Trustee upon the vote of at least two-thirds of the outstanding shares of a Target Fund, or by written declaration signed by at least two-thirds of the outstanding shares of a Target Fund and filed with the Advisers Investment Trust’s custodian.

The JOHCM Bylaws provide that shareholder meetings may be called by a majority of JOHCM Trustees, by the secretary of the JOHCM Trust, or by other officers authorized by the JOHCM Trustees when ordered to do so by a majority of JOHCM Trustees. Shareholder meetings shall also be called by order of the JOHCM Trustees at the request of shareholders if and to the extent provided by the JOHCM Declaration or by applicable law. The JOHCM Trustees may from time to time in their discretion provide for procedures by which shareholders may, prior to any meeting at which JOHCM Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the JOHCM Trustees, or any proper committee thereof.

Number of Votes; Aggregate Voting. The governing instruments of both the Advisers Investment Trust, with respect to the Target Funds, and the JOHCM Trust, with respect to the Acquiring Funds (collectively, the

“Governing Instruments”), provide that each shareholder is entitled to one vote for each whole share held, and a fractional vote for each fractional share held. Shareholders of the Target Funds and the Acquiring Funds are not entitled to cumulative voting in the election of trustees. The Governing Instruments provide that all shares shall be voted together, except when the matter affects the interests of one or more series (or classes), and then only the shareholders of the affected series (or classes) are entitled to vote.

Derivative Actions. Under the JOHCM Declaration, a shareholder may only bring derivative action on behalf of the JOHCM Trust if the shareholder first makes a pre-suit demand upon the JOHCM Board. The demand will not be excused under any circumstances, including claims of alleged interest on the part of the JOHCM Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to the JOHCM Trust or series or class of shares would otherwise result. The demand must be mailed to the secretary of the JOHCM Trust at the JOHCM Trust’s principal office and must set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder(s) to support the allegations made in the demand. The JOHCM Board will consider the demand within 90 days of its receipt by the JOHCM Trust. In their sole discretion, the JOHCM Board may submit the matter to a vote of shareholders of the JOHCM Trust. In addition to the requirements set forth in the JOHCM Declaration and the JOHCM Bylaws, Massachusetts law contains what is commonly referred to as a “universal demand statute,” which requires that Acquiring Fund shareholders make a written demand on the JOHCM Trustees to bring any such action. Any decision by the JOHCM Board to bring, maintain or settle (or not to bring, maintain or settle) a derivative action, or to submit the matter to a vote of shareholders is binding upon the shareholders.

By contrast, the Delaware Statutory Trust Act (the “Delaware Act”) permits beneficial owners to bring a derivative action in the right of a statutory trust if persons with the authority to do so have refused to bring the action, or if an attempt to petition such persons is unlikely to exceed, unless otherwise provided in the statutory trust’s declaration of trust or bylaws. The AIT Declaration does not limit the ability of shareholders to bring derivative actions on behalf of the Target Trust.

Right to Vote. The 1940 Act provides that shareholders of the Target Funds and the Acquiring Funds have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. Shareholders of the Target Funds and Acquiring Funds also have the right to vote on certain matters affecting the Target Funds and the Acquiring Funds, respectively, or a particular share class thereof under their respective governing instruments and the Delaware Act and the laws of The Commonwealth of Massachusetts. Target Fund Shareholders have the right to vote: (1) for the election or removal of AIT Trustees; (2) on matters required under the 1940 Act; (3) on any merger or reorganization of the AIT Trust or the Acquiring Funds to the extent required under the AIT Declaration; (4) on amendments to the AIT Declaration which may adversely affect the rights of shareholders; (5) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the AIT Trust or the Shareholders; and (6) on such additional matters as may be required by the AIT Declaration, the AIT Bylaws, the 1940 Act, or any registration statement of the Advisers Investment Trust. Acquiring Funds’ shareholders have the right to vote (1) for the election of JOHCM Trustees; (2) for the removal of JOHCM Trustees; (3) with respect to any manager or sub-adviser to the extent required by the 1940 Act; (3) with respect to the termination of the JOHCM Trust or any series or class of shares (unless termination is effected by written notice from the JOHCM Trustees); (4) with respect to amendments to the JOHCM Declaration which may adversely affect the rights of shareholders; and (5) with respect to such additional matters relating to the JOHCM Trust as may be required by law, the JOHCM Declaration, the JOHCM Bylaws or any registration of the JOHCM Trust with the SEC (or any successor agency) or any state, or as the JOHCM Trustees may consider necessary or desirable.

Quorum and Voting. For both the AIT Trust and the JOHCM Trust, if an approval is required by the 1940 Act, then, except for the election of trustees, a 1940 Act Majority is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote. Except as otherwise provided by the 1940 Act, for the Advisers Investment Trust, shareholder action is generally taken by a majority of votes cast, except for the election of AIT Trustees, which requires a plurality, and a quorum consists of one third of the shares entitled to vote. Except as otherwise provided by the 1940 Act or other applicable law, for the JOHCM Trust, 30% of the outstanding shares entitled to vote present or represented by proxy constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any questions, except a plurality vote is necessary for the election of JOHCM Trustees.

Amendment of Governing Instruments. Except as described below, the AIT Board and the JOHCM Board each have the right to amend, from time to time, their respective governing instruments. The AIT Bylaws may be amended or repealed, in whole or part, by a majority of the AIT Trustees then in office at any meeting of the AIT Trustees, or by one or more writings signed by a majority of AIT Trustees. The JOHCM Bylaws may be amended or repealed by a majority of the JOHCM Trustees then in office. The JOHCM Bylaws may not be amended by shareholders.

Generally, the AIT Declaration may be amended at any time by an instrument in writing signed by a majority of the then AIT Trustees (or by an officer of the Advisers Investment Trust pursuant to a vote of a majority of trustees), except that an amendment which in the determination of the AIT Trustees will affect the holders of one or more series or classes of shares but not the holders of all outstanding series and classes of shares shall be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series and class affected, and no vote of shareholders of a series or class not affected is required. The AIT Declaration (whether or not related to the rights of shareholders) may be amended for any other reason at any time without the vote or consent of shareholders, so long as such amendment does not materially adversely affect the rights of any shareholder with respect to which such amendment is to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the AIT Trustees). No amendment to the AIT Declaration can repeal the limitations on personal liability of any shareholder, trustee or officer or repeal the prohibition of assessment upon the shareholders without the express consent of each shareholder, trustee or officer involved.

For the Acquiring Funds, the JOHCM Declaration may be restated and/or amended at any time by an instrument in writing signed by not less than a majority of the JOHCM Board and; provided, however, that no restatement or amendment may be made to the JOHCM Declaration or JOHCM Bylaws that would (i) impair the exemption from personal liability of the shareholders, former shareholders, trustees or former trustees, (ii) permit assessments upon shareholders of the JOHCM Trust, or (iii) limit the rights to indemnification under the JOHCM Declaration. An amendment which in the determination of the JOHCM Trustees shall affect the holders of one or more series but not the holders of all outstanding series, or shall affect the holders of one or more classes of a series but not the holders of all outstanding shares of all classes, shall be authorized as to any such series or class by the affirmative vote of the holders of at least a majority of the shares of such affected series or class outstanding and entitled to vote, and no vote of shareholders of a series or class not determined by the JOHCM Trustees to be affected shall be required.

Mergers, Reorganizations and Conversions. The governing instruments of the Advisers Investment Trust provide that the Advisers Investment Trust may (i) merge or consolidate with or into one or more statutory trusts or “other business entities” (as defined in Section 3801 of the Delaware Act) formed or organized or existing under the laws of the State of Delaware or any other state of the United States or any foreign country or other foreign jurisdiction; (ii) convert to a common-law trust, a general partnership, limited partnership or a limited liability company formed or organized under the laws of the State of Delaware as permitted pursuant to Section 3821 of the Delaware Act; (iii) convert shares of a Target Fund into beneficial interests of another statutory or business trust (or series thereof) pursuant to the Advisers Investment Trust’s governing documents; (iv) sell, convey and transfer all or substantially all of the assets of the Advisers Investment Trust, or all of substantially all of the assets associated with any Target Fund, to another trust, business trust, partnership, limited partnership, limited liability company, association or corporation organized under the laws of any state, in exchange for cash, shares or other securities, with such sale, conveyance and transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities of the Target Fund, the assets of which are so transferred, as applicable, or (b) not being made subject to, or not with the assumption of, such liabilities. Any such transaction shall not require the vote of the shareholders unless such vote is required by the 1940 Act; provided, however, that a majority of the AIT Trustees approve such transaction.

The governing instruments of the JOHCM Trust provide that JOHCM Trustees may cause an Acquiring Fund to (i) merge, consolidate or reorganize with any other entity (including another series or class of the JOHCM Trust) or (ii) sell or exchange all or substantially all of the assets of the JOHCM Trust or of any series or class. Unless otherwise required by applicable law, any such consolidation, merger or transfer may be authorized by vote of a majority of the JOHCM Trustees then in office without the approval of shareholders of the JOHCM Trust or relevant series.

Termination of a Fund. The Advisers Investment Trust may be terminated at any time by a majority of the AIT Trustees then in office. Any series or class of shares may be liquidated at any time by a vote of a majority of the AIT Trustees then in office.

The JOHCM Trust or any series or class of any series may be terminated at any time (i) by the JOHCM Trustees by written notice to the Shareholders of the JOHCM Trust or to the relevant Acquiring Fund Shareholders, as the case may be, or (ii) by the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of each series or class entitled to vote, or (2) 67% or more of the shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding shares of each series or class entitled to vote are present at the meeting in person or by proxy.

Liability of Shareholders. The governing instruments of the JOHCM Trust generally provide that shareholders will not be subject to personal liability for the obligations of the JOHCM Trust and neither the JOHCM Trust nor the JOHCM Trustees, nor any officer, employee or agent of the JOHCM Trust shall have any power to bind personally any shareholder. Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the JOHCM Trust. However, the JOHCM Declaration contains an express disclaimer of shareholder liability for obligations of the JOHCM Trust, and provides that notice of such disclaimer shall be given in every note, bond, contract, instrument, certificate or undertaking executed on behalf of the Trust. The JOHCM Declaration also provides that omission of such notice will not cause shareholders of the JOHCM Trust to be personally bound.

The governing instruments of the Advisers Investment Trust generally provide that shareholders will not be subject to personal liability for the obligations of the Advisers Investment Trust. The shareholders of the Target Trust are additionally protected from liability under the Delaware Act, which provides that, except to the extent otherwise provided in the AIT Declaration or AIT Bylaws, shareholders of the Target Trust are entitled to the same limitation of personal liability as is extended to stockholders of a private corporation for profit organized under Delaware corporate law.

Liability of Trustees and Officers. Consistent with the 1940 Act, the Governing Instruments provide that neither the AIT Trustees nor JOHCM Trustees, nor any officer of the Target Funds or Acquiring Funds, shall be subject to any personal liability in connection with the assets or affairs of a Fund, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office (“Disqualifying Conduct”).

Indemnification. The AIT Declaration generally provides that the Advisers Investment Trust shall indemnify and hold harmless any AIT Trustee or officer from and against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred in connection with the defense or disposition of any action, suit or other proceeding in which such person may be involved by reason of having been an AIT Trustee or officer. Nothing shall indemnify, hold harmless or protect any AIT Trustee from or against any liability to the Advisers Investment Trust or any shareholder to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The JOHCM Declaration generally provides that any JOHCM Trustee or officer shall be indemnified by the JOHCM Trust against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and accountants’ or counsel fees reasonably incurred, if such person acted, or took no action, as the case may be, in good faith, with the reasonable belief that their action (or inaction, as the case may be) was not opposed to the best interests of the JOHCM Trust, and without any Disqualifying Conduct, and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.

Both the Advisers Investment Trust and the JOHCM Trust may advance expenses incurred in defending any proceedings subject to certain conditions.

BACKGROUND AND TRUSTEES’ CONSIDERATIONS RELATING TO THE PROPOSED REORGANIZATION

REASONS FOR THE PROPOSED REORGANIZATIONS

At a meeting on December 9-10, 2020, the AIT Board, including the trustees who are not “interested persons” of the Target Fund within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”), considered and discussed the proposed Reorganizations of each Target Fund with and into its corresponding Acquiring Fund. As part of their review process, the Independent Trustees were represented by independent legal counsel. Prior to the December meeting at which the proposed Reorganizations were approved, the JOHCM Group provided the AIT Board with materials on the proposed Reorganizations and related matters. The AIT Trustees were provided with information both in writing and during oral presentations made at the meetings, including information on the Acquiring Funds, comparative information on the Target Funds, analyses of the estimated changes in expenses, fees and services associated with the Reorganizations, information on the tax treatment of the Reorganizations, information on the anticipated costs of the Reorganizations and the parties that would bear them, information on JOHCM USA and its resources and capabilities, a draft of the Plan and other information relevant to the AIT Board’s consideration of the Reorganizations.

At its December meeting, in addition to the information noted above, the AIT Board considered the following, among other information and considerations: (a) the potential benefits of the Reorganizations to shareholders of the Target Funds; (b) the similarities and differences, as applicable, between the investment objectives, policies, and restrictions and service provider arrangements of each Target Fund and the corresponding Acquiring Fund and the expected continuity in portfolio management services to the Target Fund resulting from JOH Ltd.’s and JOH Singapore’s participating affiliate arrangement with the Acquiring Funds after the Reorganizations; (c) the terms and conditions of the Plan that might affect the value of the outstanding shares of the Target Funds; (d) the estimated direct or indirect tax consequences of the Reorganizations to Target Fund Shareholders; and (e) any direct or indirect costs to be incurred by the Target Funds or their shareholders as a result of the Reorganizations. Following consideration and discussion of these and other items, and in light of its fiduciary duties under federal and state law, the AIT Board, and its Independent Trustees, each by unanimous vote:

•

determined that the Reorganizations would be in the best interests of each Target Fund and that the consummation of the Reorganizations would not result in the dilution of the interests of the existing shareholders of the Target Funds;

•	approved the Plan in substantially the form attached as Exhibit A to this Prospectus/Proxy Statement; and

•	approved certain other actions and items necessary to effect the Reorganizations.

In connection with making the determinations and taking the actions described above, the AIT Board considered the following factors and features of the Reorganizations, among others:

•

The AIT Board considered that each Acquiring Fund will have the same or substantially identical investment objective to the relevant Target Fund and that each Acquiring Fund’s investment strategies, policies and restrictions will be, in all materials respects, equivalent though not identical to those of the corresponding Target Fund.

•

The AIT Board considered that JOHCM Group, and not the Target Funds or their shareholders, will bear the proxy preparation and solicitation costs of the Reorganizations, the costs of Target Funds’ legal counsel in connection with the Reorganizations and the other expenses of the Reorganizations, including the costs associated with the registration of the Acquiring Funds and their shares, except that each Target Fund will bear, as applicable: (i) the costs of buying and selling portfolio securities necessary to effect the Reorganizations, (ii) taxes on capital gains that may be realized as a result of such transactions, and (iii) transfer or stamp duties expected to be imposed in other non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Funds.

•

The AIT Board considered that the Reorganizations are expected to constitute tax-free reorganizations under the Code and that, accordingly, no gain or loss is expected to be recognized by the Target Funds or their shareholders as a direct result of the Reorganizations.

•

The AIT Board considered that the Acquiring Funds will have contractual management fee rates payable to JOHCM USA at the same contractual management fee rate payable by each Target Fund to its current adviser, JOH Ltd. The AIT Board also considered that the estimated gross expense ratio of each class of the Acquiring Funds is the same as or lower than the corresponding class of the Target Funds. The AIT Board also took into account that JOHCM USA has agreed to contractually waive its management fee and/or reimburse expenses so that total annual operating expenses of each class of the Acquiring Funds will be lower than the current total annual operating expenses of the corresponding classes of the Target Funds through June 30, 2022.

•

The AIT Board considered the size, strength and capabilities of JOHCM USA to provide investment advisory, distribution, administration and shareholder services to the Acquiring Funds and the resulting benefits to Target Fund Shareholders following the Reorganizations.

•

The AIT Board considered the future prospects for growth of the Target Funds and alternatives to the Reorganizations. In particular, the AIT Board considered JOH Ltd.’s representations that JOHCM USA and its affiliates are well positioned to market and distribute the Acquiring Funds and that, over time, the Acquiring Funds may have better prospects for growth as part of the JOHCM Trust complex than as part of the Advisers Investment Trust complex. It further considered that if the Acquiring Funds achieve greater size following the Reorganizations, then the Target Fund Shareholders would potentially benefit from economies of scale and reduced costs over time. The AIT Board considered that the Reorganizations were expected to enhance Target Funds’ opportunities for growth while also providing existing Target Fund Shareholders an opportunity to remain in a fund with a relatively strong performance record.

•

The AIT Board considered that JOH Ltd., the current investment adviser to the Target Funds (responsible for day-to-day portfolio management), and JOH Singapore, its Singapore-based affiliate, are expected to enter into participating affiliate arrangements with JOHCM USA whereby trading personnel may provide discretionary investment management services, research and related services to the Acquiring Funds and the current portfolio managers of each Target Fund will continue to serve in the same roles for the corresponding Acquiring Fund following the Reorganizations.

•	The AIT Board considered that the shareholder and other services provided to shareholders of the Acquiring Fund are not anticipated to differ materially from those provided to the Target Fund.

•

The AIT Board considered that the Reorganizations will be consummated at net asset value, and that the valuation policies and procedures for the Target Funds are not materially different from those of the Acquiring Funds.

•	The AIT Board considered that the Reorganizations are subject to the approval of shareholders of the Target Funds.

THE PROPOSED REORGANIZATION

Agreement and Plan of Reorganization

If approved by shareholders of the Target Funds, the Reorganization of each Target Fund into the corresponding Acquiring Fund is expected to occur upon the opening of business on June 21, 2021, or such other date as the parties may agree.

The terms and conditions under which the Reorganizations may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. A copy of the form of Plan is attached as Appendix A to this Proxy Statement/Prospectus.

The Plan provides that each Target Fund will convey to the corresponding Acquiring Fund all of its assets and liabilities, as defined in the Plan, as of the Closing Date. In consideration, each Acquiring Fund will deliver to its respective Target Fund full and fractional Institutional Shares, Advisor Shares, and Investor Shares of the Acquiring Fund having an aggregate NAV equal to the aggregate value of the net assets of the Target Fund, as determined pursuant to the terms of the Plan. Immediately after the transfer of its assets and liabilities, each Target Fund will distribute to its shareholders of record the Acquiring Fund Shares received by the Target Fund, determined as of immediately after the close of business on the last business day before the Closing Date, the Valuation Date, on a pro rata basis within that class. Subsequently, each Target Fund will completely liquidate.

On the Valuation Date, each Target Fund’s assets will be valued pursuant to the JOHCM Trust’s Valuation Procedures, which are substantially similar to the valuation policies and procedures of the Target Trust. The NAV of each class of the Acquiring Fund Shares will be determined by the administrator of the Acquiring Fund to the nearest full cent using the JOHCM Trust’s Valuation Procedures.

Until the Valuation Date, Target Fund Shareholders will continue to be able to redeem their shares. Redemption requests received after the Valuation Date will be treated as requests received by Acquiring Funds for the redemption of its shares.

The Plan contains a number of representations and warranties made by the Advisers Investment Trust to the JOHCM Trust related to, among other things, its legal status, compliance with laws and regulations and financial position and similar representations and warranties made by the JOHCM Trust to the Advisers Investment Trust. The Plan contains a number of conditions precedent that must occur before either Advisers Investment Trust or the JOHCM Trust is obligated to proceed with the Reorganizations. These include, among others, that: (1) the shareholders of each Target Fund approve the Plan with respect thereto; and (2) both the Advisers Investment Trust and JOHCM Trust receive from Ropes & Gray LLP the tax opinion discussed below under “Certain U.S. Federal Income Tax Consequences of the Reorganizations.”

Under the Plan, the Advisers Investment Trust and the JOHCM Trust may agree to terminate and abandon the Reorganizations at any time before or after the approval of Target Fund Shareholders, or either the Advisers Investment Trust or the JOHCM Trust may terminate and abandon the Reorganization if certain conditions required under the Plan have not been satisfied. If the transactions contemplated by the Plan have not been consummated by the later of June 30, 2021 or 60 days after the date of the final shareholder meeting at which shareholder approval of the Plan is not obtained, or such other date as the parties thereto may mutually agree, the Plan will automatically terminate, unless a later date is agreed to by both the Advisers Investment Trust and the JOHCM Trust.

Approval of each Reorganization requires a 1940 Act Majority, which is the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of a Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Fund, whichever is less. See the section of this Proxy Statement/Prospectus entitled “Voting Information” for more information.

If the Reorganizations are approved, Target Fund Shareholders who do not wish to have their Target Fund Shares exchanged for Acquiring Fund Shares as part of the Reorganizations should redeem their shares prior to the consummation of the Reorganizations. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. In addition, if you redeem your shares prior to the Reorganization and your shares are subject to a redemption fee or a deferred sales charge or fee, your redemption proceeds will be reduced by any applicable redemption fee, sales charge or fee.

Description of the Securities to be Issued

Target Fund Shareholders of each Target Fund other than JOHCM International Select Fund that hold Institutional Class shares, Class I shares, and Class II shares will receive full and fractional Institutional Shares, Advisor Shares, and Investor Shares, respectively, of the corresponding Acquiring Fund in accordance with the procedures provided for in the Plan. With respect to JOHCM International Select Fund only, Target Fund Shareholders that hold Class I and Class II shares will receive full and fractional Institutional Shares and Investor Shares, respectively, of the Acquiring JOHCM International Select Fund. The number of Acquiring Fund Shares that the Target Fund Shareholders will receive will be based on the NAVs of the relevant Target

Fund and the Acquiring Fund as of the regular close of business of the NYSE on the Valuation Date. Because the Plan contemplates that the NAV per share of each Target Fund and its corresponding Acquiring Fund will be the same as of the Valuation Date, it is expected that Target Fund Shareholders will receive the same number of shares of the corresponding Acquiring Fund as they currently hold of a given Target Fund. The Acquiring Fund Shares to be issued in connection with the Reorganizations will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights. Each share of an Acquiring Fund represents an equal proportionate interest with each other share of the Acquiring Fund.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a general summary of the certain U.S. federal income tax consequences of the Reorganizations and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account.

Each Target Fund has elected and qualified since its inception to be treated as a “regulated investment company” under Subchapter M of the Code and each Acquiring Fund intends to elect and qualify as a “regulated investment company” under Subchapter M of the Code for its taxable year that includes the Closing Date.

Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes under Section 368(a)(1) of the Code. Accordingly, it is expected that no gain or loss will be recognized by the Target Funds or Target Fund Shareholders as a direct result of the Reorganizations. Specifically, it is expected that the Target Funds will recognize no gain or loss upon the acquisition by the Acquiring Funds of the assets and the assumption of the liabilities, if any, of the Target Funds. In addition, when shares held by Target Fund Shareholders are exchanged for Acquiring Fund shares pursuant to a Reorganization, it is expected that Target Fund Shareholders will recognize no gain or loss on the exchange, and that Target Fund Shareholders will have the same aggregate tax basis and holding period with respect to the shares of the Acquiring Fund as the shareholder’s tax basis and holding period in its Target Fund Shares immediately before the exchange.

If, as expected, the Reorganizations are tax-free, the tax attributes of each Target Fund, if any, move to the corresponding Acquiring Fund, including, as of the date of the Reorganizations, the Target Funds’ cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards, if any. At any time prior to the consummation of the Reorganizations, Target Fund Shareholders may redeem Target Fund Shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.

Neither the Target Funds nor the Acquiring Funds have requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganizations. Based on certain customary assumptions, factual representations to be made on behalf of each Target Fund and Acquiring Fund, and existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, Ropes & Gray LLP (the JOHCM Trust’s legal counsel) will, as a condition to the closing of the Reorganizations, provide a legal opinion substantially to the effect that, for federal income tax purposes:

i)

each Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and each Target Fund and Acquiring Fund will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

ii)

no gain or loss will be recognized by any Target Fund upon the transfer of all of its assets to the corresponding Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

iii)

no gain or loss will be recognized by any Acquiring Fund upon the receipt of all of the assets of the corresponding Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

iv)	no gain or loss will be recognized by any Target Fund upon the distribution of Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation;

v)

the tax basis of the assets of each Target Fund received by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer;

vi)

the holding periods of the assets of each Target Fund in the hands of the corresponding Acquiring Fund will include the periods during which such assets were held or treated for federal income tax purposes as held by the Target Fund;

vii)

no gain or loss will be recognized by the shareholders of any Target Fund upon the exchange of all of their Target Fund Shares solely for Acquiring Fund Shares (including fractional shares to which they may be entitled);

viii)

the aggregate tax basis of Acquiring Fund Shares received by a shareholder of each Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of Target Fund Shares exchanged therefor;

ix)

the holding period of Acquiring Fund Shares received by each shareholder of each Target Fund (including fractional shares to which the shareholder may be entitled) will include the holding period of Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the exchange; and

x)

each Acquiring Fund will succeed to and take into account the items of the corresponding Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

A copy of the opinion will be filed with the SEC and will be available for public inspection. See “Where to Find Additional Information about the Funds”.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization is consummated and the IRS or a court were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund Shares and the fair market value of the Acquiring Fund Shares it received.

Target Fund Dividend Distributions. Prior to the closing of the Reorganizations, the Target Funds may distribute to their shareholders, in one or more taxable distributions, all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains), net tax-exempt income, if any, and net realized capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated for taxable years ending on or prior to the date of closing of the

Reorganizations or, for taxable years that include the date of closing of the Reorganizations, an estimated amount of such income and gain. These distributions will be taxable to shareholders holding shares in a taxable account.

Sales of Portfolio Securities. The Target Funds may sell portfolio securities in connection with the Reorganizations, including due to foreign market requirements. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Fund’s tax basis in such assets. Any capital gains recognized in these sales, after reduction by any available losses (including losses recognized in the taxable year in which such sales occur), will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses).

General Limitations on Capital Losses. The tax attributes, including capital loss carryovers, if any, as of the date of closing of the Reorganizations, of each Target Fund are expected to move to the corresponding Acquiring Fund in the Reorganizations and to be available to offset future gains recognized by the Acquiring Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gains to the combined Fund and its shareholders post-closing.

General. This discussion is only a general summary of certain U.S. federal income tax consequences. You should consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganizations in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganizations because this discussion is only a general summary of certain U.S. federal income tax consequences.

PRO FORMA CAPITALIZATION

The following tables show the capitalization of each Target Fund as of September 30, 2020, its corresponding Acquiring Fund as of September 30, 2020 and its corresponding Acquiring Fund on a pro forma combined basis (unaudited) as of September 30, 2020 giving effect to the proposed Reorganization. The following are examples of the number of shares of each Acquiring Fund that would be exchanged for the shares of its corresponding Target Fund if the Reorganization was consummated on September 30, 2020, and do not reflect the number of shares or value of shares that would actually be received if the Reorganizations occurred on the Closing Date. Each Acquiring Fund is a shell fund that will commence operations on the Closing Date. Each Target Fund will be the accounting survivor for financial statement purposes. The capitalizations of the Target Funds and their share classes are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

Proposal 1

	JOHCM Credit Income Fund (Target Fund)		JOHCM Credit Income Fund (Acquiring Fund)	Pro Forma Adjustments	Pro Forma Combined

Net Assets		Net Assets

Institutional Class	$4,988,886	Institutional Shares	$0	$0	$4,988,886

Class I	$ –	Advisor Shares	$ –	$0	$ –

Class II	$ –	Investor Shares	$ –	$0	$ –

Net Asset Value Per Share		Net Asset Value Per Share

Institutional Class	$9.95	Institutional Shares	$0	$0	$9.95

Class I	$ –	Advisor Shares	$ –	$0	$ –

Class II	$ –	Investor Shares	$ –	$0	$ –

Shares Outstanding		Shares Outstanding

Institutional Class	501,532	Institutional Shares	0	0	501,532

Class I	–	Advisor Shares	–	–	–

Class II	–	Investor Shares	–	–	–

Proposal 2

	JOHCM Emerging Markets Opportunities Fund (Target Fund)		JOHCM Emerging Markets Opportunities Fund (Acquiring Fund)	Pro Forma Adjustments	Pro Forma Combined

Net Assets		Net Assets

Institutional Class	$543,987,269	Institutional Shares	$0	$0	$543,987,269

Class I	$75,970,418	Advisor Shares	$0	$0	$75,970,418

Class II	$14,268,124	Investor Shares	$0	$0	$14,268,124

Net Asset Value Per Share		Net Asset Value Per Share

Institutional Class	$10.85	Institutional Shares	$0	$0	$10.85

Class I	$10.81	Advisor Shares	$0	$0	$10.81

Class II	$10.80	Investor Shares	$0	$0	$10.80

Shares Outstanding		Shares Outstanding

Institutional Class	50,159,487	Institutional Shares	0	0	50,159,487

Class I	7,027,357	Advisor Shares	0	0	7,027,357

Class II	1,321,308	Investor Shares	0	0	1,321,308

Proposal 3

	JOHCM Emerging Markets Small Mid Cap Equity Fund (Target Fund)		JOHCM Emerging Markets Small Mid Cap Equity Fund (Acquiring Fund)	Pro Forma Adjustments	Pro Forma Combined

Net Assets		Net Assets

Institutional Class	$29,282,474	Institutional Shares	$0	$0	$29,282,474

Class I	$14,364,626	Advisor Shares	$0	$0	$14,364,626

Class II	$ –	Investor Shares	$0	$0	$ –

Net Asset Value Per Share		Net Asset Value Per Share

Institutional Class	$13.42	Institutional Shares	$0	$0	$13.42

Class I	$13.40	Advisor Shares	$0	$0	$13.40

Class II	$ –	Investor Shares	$0	$0	$ –

Shares Outstanding		Shares Outstanding

Institutional Class	2,182,455	Institutional Shares	0	0	2,182,455

Class I	1,071,802	Advisor Shares	0	0	1,071,802

Class II	–	Investor Shares	0	0	–

Proposal 4

	JOHCM Global Equity Fund (Target Fund)		JOHCM Global Select Fund (Acquiring Fund)	Pro Forma Adjustments	Pro Forma Combined

Net Assets		Net Assets

Institutional Class	$422,745,437	Institutional Shares	$0	$0	$422,745,437

Class I	$39,213,422	Advisor Shares	$0	$0	$39,213,422

Class II	$ –	Investor Shares	$0	$0	$ –

Net Asset Value Per Share		Net Asset Value Per Share

Institutional Class	$17.32	Institutional Shares	$0	$0	$17.32

Class I	$17.28	Advisor Shares	$0	$0	$17.28

Class II	$ –	Investor Shares	$0	$0	$ –

Shares Outstanding		Shares Outstanding

Institutional Class	24,410,937	Institutional Shares	0	0	24,410,937

Class I	2,269,220	Advisor Shares	0	0	2,269,220

Class II	–	Investor Shares	0	0	–

Proposal 5

	JOHCM Global Income Builder Fund (Target Fund)		JOHCM Global Income Builder Fund (Acquiring Fund)	Pro Forma Adjustments	Pro Forma Combined

Net Assets		Net Assets

Institutional Class	$75,834,919	Institutional Shares	$0	$0	$75,834,919

Class I	$7,284,792	Advisor Shares	$0	$0	$7,284,792

Class II	$80,987	Investor Shares	$0	$0	$80,987

Net Asset Value Per Share		Net Asset Value Per Share

Institutional Class	$9.89	Institutional Shares	$0	$0	$9.89

Class I	$9.89	Advisor Shares	$0	$0	$9.89

Class II	$9.89	Investor Shares	$0	$0	$9.89

Shares Outstanding		Shares Outstanding

Institutional Class	7,667,892	Institutional Shares	0	0	7,667,892

Class I	736,663	Advisor Shares	0	0	736,663

Class II	8,189	Investor Shares	0	0	8,189

Proposal 6

	JOHCM International Opportunities Fund (Target Fund)		JOHCM International Opportunities Fund (Acquiring Fund)	Pro Forma Adjustments	Pro Forma Combined

Net Assets		Net Assets

Institutional Class	$2,935,470	Institutional Shares	$0	$0	$2,935,470

Class I	$ –	Advisor Shares	$0	$0	$ –

Class II	$ –	Investor Shares	$0	$0	$ –

Net Asset Value Per Share		Net Asset Value Per Share

Institutional Class	$10.48	Institutional Shares	$0	$0	$10.48

Class I	$ –	Advisor Shares	$0	$0	$ –

Class II	$ –	Investor Shares	$0	$0	$ –

Shares Outstanding		Shares Outstanding

Institutional Class	280,121	Institutional Shares	0	0	280,121

Class I	–	Advisor Shares	0	0	–

Class II	–	Investor Shares	0	0	–

Proposal 7

	JOHCM International Select Fund (Target Fund)		JOHCM International Select Fund (Acquiring Fund)	Pro Forma Adjustments	Pro Forma Combined

Net Assets		Net Assets

Class I	$9,631,883,513	Institutional Shares	$0	$0	$9,631,883,513

Class II	$643,606,811	Investor Shares	$0	$0	$643,606,811

Net Asset Value Per Share		Net Asset Value Per Share

Class I	$27.53	Institutional Shares	$0	$0	$27.53

Class II	$27.53	Investor Shares	$0	$0	$27.53

Shares Outstanding		Shares Outstanding

Class I	349,850,491	Institutional Shares	0	0	349,850,491

Class II	23,379,361	Investor Shares	0	0	23,379,361

Proposal 8

	JOHCM International Small Cap Equity Fund (Target Fund)		JOHCM International Small Cap Equity Fund (Acquiring Fund)	Pro Forma Adjustments	Pro Forma Combined

Net Assets		Net Assets

Institutional Class	$145,033,015	Institutional Shares	$0	$0	$145,033,015

Class I	$33,852,691	Advisor Shares	$0	$0	$33,852,691

Class II	$1,529,440	Investor Shares	$0	$0	$1,529,440

Net Asset Value Per Share		Net Asset Value Per Share

Institutional Class	$10.93	Institutional Shares	$0	$0	$10.93

Class I	$10.94	Advisor Shares	$0	$0	$10.94

Class II	$11.00	Investor Shares	$0	$0	$11.00

Shares Outstanding		Shares Outstanding

Institutional Class	13,269,107	Institutional Shares	0	0	13,269,107

Class I	3,094,356	Advisor Shares	0	0	3,094,356

Class II	139,090	Investor Shares	0	0	139,090

The tables above assume that the Reorganizations occurred on September 30, 2020. The table is for informational purposes only. No assurance can be given as to how many Acquiring Fund Shares will be received by shareholders of each Target Fund on the date that the Reorganizations take place, and the foregoing should not be relied upon to reflect the number of shares of an Acquiring Fund that actually will be received on or after that date. As described previously, immediately prior to the Closing, the Target Funds’ assets will be valued pursuant to the JOHCM Trust’s valuation procedures. In the event that valuation of a Target Fund’s assets using the JOHCM Trust’s valuation procedures would result in a valuation difference or the diminution in value of shares of either the Target Fund or the Acquiring Fund, that Reorganization will not be consummated, unless JOHCM USA and JOH Ltd., subject to their discretion and mutual agreement, elect to contribute such funds, as necessary and appropriate, to resolve any diminution in value of the Target Fund Shares or the Acquiring Fund Shares.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Financial Highlights

The Target Fund Prospectuses contain additional information for the Target Funds, including the Target Funds’ financial performance for the past five years under the heading, “Financial Highlights,” which is incorporated by reference herein in reliance upon the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing, and are available free of charge upon request. In addition, Appendix B to this Proxy Statement/Prospectus contains such audited “Financial Highlights” for the past three years. The Acquiring Funds have not commenced operations and, therefore, do not have financial highlights. Certain sections of the Target Funds’ most recent annual reports are incorporated by reference into the SAI relating to this Proxy Statement/Prospectus.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by, and on behalf of, the AIT Board, to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a Proxy Card, is first being mailed to shareholders of the Target Funds on or about April 5, 2021. Only shareholders of record as of the close of business on the Record Date, March 24, 2021, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposed Reorganizations and FOR any other matters deemed appropriate.

You can vote in any one of three ways:

•	By mail, with the enclosed Proxy Card;

•	By telephone; or

•	By Internet.

INSTRUCTIONS FOR VOTING BY TELEPHONE

1.	Read the Proxy Statement/Prospectus and have your Proxy Card with you.

2.	Call the toll-free number indicated on your Proxy Card.

3.	Have the Proxy Card available at the time of your call.

INSTRUCTIONS FOR VOTING BY INTERNET

1.	Read the Proxy Statement/Prospectus and have your Proxy Card with you.

2.	Go to the website indicated on your Proxy Card.

3.	Enter the control number found on the front of your Proxy Card.

4.	Follow the instructions on the website to cast your vote.

We encourage you to vote by telephone or Internet by using the control number that appears on your enclosed Proxy Card. Use of telephone and Internet voting will reduce the time and costs associated with this proxy solicitation.

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the AIT’s secretary (the “Secretary”). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the virtual Meeting would not revoke a proxy, a shareholder present at the virtual Meeting may withdraw his or her proxy by voting at the virtual Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

Solicitation of Votes

In addition to the mailing of this Proxy Statement/Prospectus, proxies may be solicited by telephone or in person by the AIT Trustees and JOHCM Trustees, officers of the Advisers Investment Trust or the JOHCM Trust, personnel of the Target Funds’ adviser or distributor, and personnel of the Target Funds’ transfer agent, or broker-dealer firms.

AST Fund Solutions, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $400,000. It is expected that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain Target Fund Shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Target Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The AIT Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information provided by the person corresponds to the information that the Solicitor has, then the Solicitor representative may ask for the shareholder’s instructions on the Proposals described in this Proxy Statement/Prospectus. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Proxy Statement/Prospectus. The Solicitor representative will record the shareholder’s instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Card originally sent with this Proxy Statement/Prospectus or attend the virtual Meeting.

The Target Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Such broker-dealer firms, custodians, nominees, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of JOH Ltd. or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.

Quorum and Voting Requirements

Holders of at least one-third of the total number of shares of each Target Fund that are outstanding as of the Record Date, and who are present in person or by proxy at the virtual Meeting, shall constitute a quorum for the purpose of voting on the relevant Proposal with respect to that Target Fund. Approval of each Proposal requires the affirmative vote of a 1940 Act Majority.

Effect of Abstention and Broker “Non-Votes”

The Target Funds expect that, before the Meeting, broker-dealer firms holding shares of the Target Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners. Pursuant to NYSE Rule 452, if the broker-dealer firms do not receive instructions from their customers and beneficial owners, any such shares represented by proxy at the Meeting would be considered “broker non-votes.” Shares represented by proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Any abstentions would have the effect of a negative vote on the proposal. Because broker-dealers (in the absence of specific authorization from their customers) are not expected to have discretionary authority to vote shares owned beneficially by their customers on any Proposal, there are unlikely to be any “broker non-votes”

at the Meeting. Broker non-votes would otherwise have the same effect as abstentions (that is, they would be treated as being present and entitled to vote on the matter for purposes of determining the presence of a quorum, and as if they were votes against the relevant Proposal).

Adjournment

In the event that a quorum is not present at the Meeting, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Proposal(s) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast upon the question. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a Proposal. They will vote against such adjournment those proxies required to be voted against a Proposal and will not vote any proxies that direct them to abstain from voting on a Proposal.

Other Matters

The AIT Board does not intend to bring any matters before the Meeting other than those described in this Proxy Statement/Prospectus. The AIT Trustees are not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Future Shareholder Proposals

As a general matter, the Advisers Investment Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Advisers Investment Trust’s shareholders should send the proposals to the JOHCM Funds c/o The Northern Trust Company, 333 South Wabash Avenue, Attn. Fund Center, Floor 38, Chicago, IL 60604, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Funds’ proxy materials. If the Reorganization of a given Target Fund is approved by its shareholders, there will be no further meetings of shareholders of that Target Fund.

Inclusion of such proposals is subject to limitations under the federal securities laws. A shareholder who wishes to make a proposal at a shareholder meeting without including the proposal in a Target Fund’s proxy statement must notify the Advisers Investment Trust or the relevant Target Fund of such proposal within a reasonable time before the proxy solicitation for that meeting is made by directing such notice to the Secretary of the Advisers Investment Trust at the address set forth above. If a shareholder fails to give notice to the Advisers Investment Trust or the Target Fund within a reasonable time before the proxy solicitation is made, then the persons named as proxies by the AIT Trustees for such meeting may exercise discretionary voting power with respect to any such proposal.

If a shareholder wishes to send a communication to the AIT Trustees, such correspondence should be in writing and addressed to the AIT Trustees c/o Toni Bugni, the Secretary of the Advisers Investment Trust, The Northern Trust Company, 333 South Wabash Avenue, Fund Center, Floor 38, Chicago, IL 60604. The correspondence will be given to the AIT Trustees for review and consideration.

Record Date and Outstanding Shares

Target Fund

Only shareholders of record of the Target Funds at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof.

The total number of outstanding shares of the Target Funds as of March 24, 2021, is: 501,502,654.419

Target Fund	Shares Outstanding as of March 24, 2021

JOHCM Credit Income Fund	507,540.922

JOHCM Emerging Markets Opportunities Fund	61,492,433.136

JOHCM Emerging Markets Small Mid Cap Equity Fund	3,343,781.626

JOHCM Global Equity Fund	28,068,315.662

JOHCM Global Income Builder Fund	8,245,569.620

JOHCM International Opportunities Fund	292,110.319

JOHCM International Select Fund	394,367,788.735

JOHCM International Small Cap Equity Fund	5,477,224.718

As of December 31, 2020, the current officers and Trustees of Advisers Investment Trust in the aggregate beneficially owned less than 1% of the shares of the Target Fund.

As of December 31, 2020, the persons who owned of record or beneficially 5% or more of the outstanding shares identified of the Target Fund are shown below.

JOHCM Emerging Markets Opportunities Fund – Institutional Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
National Financial Services LLC* 499 Washington Blvd Jersey City, NJ 07310	26.78%	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	25.51%
Mac Co AC Customer* Attn Mutual Fund Ops Room 151-1010 500 Grant Street Pittsburgh, PA 15219	8.12%	Charles Schwab & Co Inc Special Custody A/C FBO Customers 211 Main Street Attn Mutual Funds San Francisco, CA 94105	7.97%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus 60 South Sixth Street P08 Attn Mutual Fund Ops Manager Minneapolis, MN 55402	7.92%

*Beneficial owner with respect to multiple accounts.

JOHCM Emerging Markets Opportunities Fund – Class I Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Charles Schwab & Co Inc Special Custody A C FBO Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	24.03%	National Financial Services LLC* 499 Washington Blvd Jersey City, NJ 07310	66.50%
Charles Schwab & Co Inc Special Custody A C FBO Customers 211 Main Street San Francisco, CA 94105	8.59%

*Beneficial owner with respect to multiple accounts.

JOHCM Emerging Markets Opportunities Fund – Class II Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
TD Ameritrade Inc for the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103	44.13%	National Financial Services LLC* 499 Washington Blvd Jersey City, NJ 07310	28.12%
Minnesota Life Insurance Company 400 Robert Street North Saint Paul MN, 55101	12.63%	Charles Schwab & Co Inc Special Custody AC FBO Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	10.90%

*Beneficial owner with respect to multiple accounts.

JOHCM Global Equity Fund – Institutional Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Charles Schwab & Co Inc Special Custody A/C FBO Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	39.56%	National Financial Services LLC* 499 Washington Blvd Jersey City, NJ 07310	30.31%
SEI Private Trust Company C O Customer* One Freedom Valley Drive Attn Mutual Fund Administrator Oaks, PA 19456	13.82%

*Beneficial owner with respect to multiple accounts.

JOHCM Global Equity Fund – Class I Shares

Shareholder Name, Address	% Ownership
Charles Schwab and Co Inc Special Custody A C FBO Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	94.19%

JOHCM International Select Fund – Class I Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
SEI Private Trust Company C O Customers* One Freedom Valley Drive Oaks, PA 19456	21.56%	National Financial Services LLC* 499 Washington Blvd Jersey City, NJ 07310	18.57%
Charles Schwab and Co Inc Special Custody FBO Customers 101 Montgomery Street Attn: Mutual Funds San Francisco, CA 94104	14.90%	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	11.69%
Wells Fargo Bank Customer* P O Box 1533 Minneapolis, MN 55480	8.58%	Goldman Sachs & Co222 South Main Street C/O Mutual Funds Ops Salt Lake Cuty, UT 84101	5.09%

*Beneficial owner with respect to multiple accounts.

JOHCM International Select Fund – Class II Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
National Financial Services LLC* 499 Washington Blvd Jersey City, NJ 07310	87.30%	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations Po Box 509046 San Diego, CA 92121	7.35%

*Beneficial owner with respect to multiple accounts.

*Beneficial owner with respect to multiple accounts.

JOHCM International Small Cap Equity Fund – Institutional Class

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Charles Schwab & Co Inc Special Custody A/C FBO Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	41.99%	National Financial Services LLC* 499 Washington Blvd Jersey City, NJ 07310	31.82%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.64%	SEI Private Trust Company C O Customer* One Freedom Valley Oaks, PA 19456	7.57%
Bank of America FBO Customer* PO Box 84369 Dallas, TX 752843	6.19%

*Beneficial owner with respect to multiple accounts.

JOHCM International Small Cap Equity Fund – Class I Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Charles Schwab & Co Inc Special Custody A/C FBO Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	72.13%	National Financial Services LLC* 499 Washington Blvd Jersey City, NJ 07310	13.81%
TD Ameritrade Inc for the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68154	13.28%

*Beneficial owner with respect to multiple accounts.

JOHCM International Small Cap Equity Fund – Class II Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Charles Schwab & Co Inc Special Custody AC FBO Customers 101 Montgomery St Attn Mutual Funds San Francisco, CA 94104	41.10%	National Financial Services LLC* 499 Washington Blvd Jersey City, NJ 07310	36.14%
TD Ameritrade Inc for the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103	22.76%

*Beneficial owner with respect to multiple accounts.

JOHCM Emerging Markets Small Mid Cap Equity Fund – Institutional Shares

Shareholder Name, Address	% Ownership
J O Hambro Capital Management Limited* 1 St James’s Market Level 3 London UK, 205 SW1Y 4AH	93.67%

*Beneficial owner with respect to multiple accounts.

JOHCM Emerging Markets Small Mid Cap Equity Fund – Class I Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
National Financial Services LLC* 499 Washington Blvd Jersey City, NJ 07310	96.12%

*Beneficial owner with respect to multiple accounts.

JOHCM International Opportunities Fund – Institutional Shares

Shareholder Name, Address	% Ownership
J O Hambro Capital Management Limited 1 St James’s Market Level 3 London UK, 205 SW1Y 4AH	77.54%	Charles Schwab & Co Inc Special Custody A/C FBO Customers 211 Main Street Attn Mutual Funds San Francisco, CA 94105	22.16%

JOHCM Global Income Builder Fund – Institutional Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Pendal Group Limited 2 Chifley Square Level 14 The Chifley Tower Sydney, New South Wales 2000 010	35.52%	Equitable Trust Company 0 4400 Harding Pike Suite 310 Nashville, TN 37205	28.26%
National Financial Services LLC* 499 Washington Blvd Jersey City, NJ 07310	9.94%	Morgan Stanley Smith Barney LLC for the Exclusive Benefit of Customers of MSSB1 New York Plaza 12th Floor New York, NY 100041	9.88%
Charles Schwab & CO Inc Special Custody A/C FBO Customers 101 Montgomery St. Attn: Mutual Funds San Francisco, CA	6.53%

*Beneficial owner with respect to multiple accounts.

JOHCM Global Income Builder Fund – Class I Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Pendal Group Limited 2 Chifley Square Level 14 The Chifley Tower Sydney, New South Wales 2000 010	74.77%	Charles Schwab & CO Inc Special Custody A/C FBO Customers 101 Montgomery St. Attn: Mutual Funds San Francisco, CA	13.98%
Charles Schwab & Co Inc Special Custody A/C FBO Customers 211 Main Street Attn Mutual Funds San Francisco, CA 94105	5.79%

JOHCM Global Income Builder Fund – Class II Shares

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
LPL Financial FBO Customer Accounts P O Box 509046 San Diego, CA 92150	98.70%

JOHCM Credit Income Fund – Class I

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Douglas Borofsky 666 Shore Rd. Unit 4K Long Beach, NY 11561	100%

JOHCM Credit Income Fund – Institutional

Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Pendal Group Limited 2 Chifley Square Level 14 The Chifley Tower Sydney, New South Wales 2000 010	100%

Acquiring Fund

The votes of the shareholders of the Acquiring Fund are not being solicited since their approval or consent is not necessary for the Reorganizations to take place.

As of March 24, 2021, the current officers and Trustees of the JOHCM Trust in the aggregate beneficially owned less than 1% of the shares of the Acquiring Fund.

As of March 24, 2021, no shares of the Acquiring Fund have been offered.

WHERE TO FIND ADDITIONAL INFORMATION ABOUT THE FUNDS

The Acquiring Funds and the Target Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, the Target Funds file, and the Acquiring Funds will file, reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Acquiring Funds on Form N-14 of which this Proxy Statement/Prospectus is a part) may be obtained on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

For more information with respect to the Acquiring Funds concerning the following topics, please refer to the following sections of the Acquiring Funds’ Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference: (i) see “Management of the Funds” for more information about the management of the Acquiring Funds; (ii) see “Your Account” for more information about the purchase, redemption, exchange and pricing of shares information of the Acquiring Funds; and (iii) see “Dividends and Distributions” and “Taxes” for more information about the Acquiring Fund’s policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Acquiring Funds.

For more information with respect to the Target Funds concerning the following topics, please refer to the following sections of the Target Fund Prospectuses, which have been made a part of this Proxy Statement/Prospectus by reference: (i) see “Performance Information” under each “Fund Summary” section for more information about the performance of each Target Fund; (ii) see “Management of the Funds” for more information about the management of the Target Funds; (iii) see “Your Account” for more information about the purchase, redemption, exchange and pricing of shares information of the Target Funds; (iv) see “Dividends and Distributions” and “Taxes” for more information about the Target Funds’ policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Target Funds; and (vi) see “Financial Highlights” for more information about each Target Funds’ financial performance.

APPENDIX A – AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”), is made as of this 8th day of January, 2021, by and between JOHCM Funds Trust (the “JOHCM Trust”), a business trust created under the laws of the Commonwealth of Massachusetts, with its principal place of business at 53 State Street, 13th Floor Boston, MA, 02109, on behalf of each of its series, JOHCM Credit Income Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM Global Income Builder Fund, JOHCM Global Select Fund, JOHCM International Opportunities Fund, JOHCM International Select Fund, and JOHCM International Small Cap Equity Fund (each, an “Acquiring Fund” and together, the “Acquiring Funds”), and Advisers Investment Trust, a statutory trust created under the laws of the State of Delaware (the “Target Trust”), with its principal place of business at 50 S. LaSalle Street, Chicago, Illinois 60603, on behalf of each of its series, JOHCM Emerging Markets Opportunities Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM Global Income Builder Fund, JOHCM Global Equity Fund, JOHCM International Opportunities Fund, JOHCM International Select Fund, and JOHCM International Small Cap Equity Fund (each, a “Target Fund” and together, the “Target Funds”). Other than each Target Fund and each Acquiring Fund, no other series of either the Target Trust or the JOHCM Trust are subject to this Agreement. JOHCM (USA) Inc., a Delaware corporation, joins this Agreement solely for the purposes of Section 10.

Target Fund shareholders are to be issued the classes of shares of beneficial interest, without par value, of each corresponding Acquiring Fund as set forth in Schedule A attached hereto (“Acquiring Fund Shares”) pursuant to each Reorganization (as defined below).

Notwithstanding anything to the contrary herein, the Parties hereby acknowledge that use of “the Target Fund” and “the Acquiring Fund” to refer, respectively, to each Target Fund and corresponding Acquiring Fund listed on Schedule A hereto, is for ease of administration only, and it is hereby acknowledged and agreed that by executing this Agreement, each Target Fund and corresponding Acquiring Fund will have entered into and executed a wholly separate agreement relating exclusively to each Reorganization contemplated hereby. It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately of the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement. If any one or more Reorganizations should fail to be consummated, such failure shall not affect the other Reorganizations in any way.

PLAN OF REORGANIZATION

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder. The reorganization of the Target Fund into the corresponding Acquiring Fund (as detailed in Schedule A) (each referred to below as the “Reorganization”) will consist of: (i) the acquisition by the JOHCM Trust on behalf of the Acquiring Fund of all of the Assets (as defined in Section 1(a) below) of the Target Fund in exchange for both Acquiring Fund Shares and the assumption by the JOHCM Trust with respect to the Acquiring Fund of all of the Liabilities (as defined in Section 1(a) below) of the Target Fund; (ii) the distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their respective interests in the Target Fund in complete liquidation of the Target Fund; and (iii) as soon as practicable after the closing (as referenced in Section 3 hereof and hereinafter called the “Closing”), the termination of the Target Fund all upon and subject to the terms and conditions of this Agreement hereinafter set forth. The Acquiring Fund is as of the date hereof and will be as of the Closing a shell series, without assets or liabilities, other than as noted in Section 5(k) below, newly created for the purpose of acquiring the Assets and Liabilities (each term as defined in Section 1(a) below) of the Target Fund.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	Sale and Transfer of Assets and Liabilities, and Termination of the Target Fund

(a)

(i)                 Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the JOHCM Trust herein contained, the Target Trust will sell, assign, convey, transfer and deliver to the JOHCM Trust, for the Acquiring Fund, at the Closing, all of the then-existing property, assets and goodwill (which property and goodwill, for the avoidance of doubt, do not include any rights to the “Advisers Investment Trust” name) (“Assets”) of the Target Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the business day immediately preceding the Effective Date of the Reorganization (as such term is defined in Section 3(a) hereof) (the “Valuation Date”), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay the Target Fund’s costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of the Target Fund as liability reserves, subject to Section 10, (2) subject to clause (3), to discharge all of the Target Fund’s Liabilities (as defined below) on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and excluding those Liabilities that would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay such contingent Liabilities as the trustees of the Target Trust shall reasonably deem to exist against the Target Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall have been established on the books of the Target Fund. “Liabilities” shall mean all of the Target Fund’s liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent or otherwise which have not been discharged by the Target Trust prior to the Closing (reflected in the statement of assets and liabilities to be provided under Section 4(g) and 7(h) of this Agreement). To the extent that any Liabilities of the Target Fund, whether known or unknown, are not discharged on or prior to the Valuation Date, the Acquiring Fund shall assume any and all such Liabilities (excluding the expenses borne by JOHCM (USA) Inc. pursuant to Section 10 of this Agreement).

(ii)                Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Target Trust herein, the JOHCM Trust agrees that (i) at the Closing, the Acquiring Fund shall assume all Liabilities of the Target Fund existing on or after the Effective Date of the Reorganization (as defined in Section 3(a) hereof) and which have not been discharged by the Target Trust prior to the Closing as provided in Section 1(a) and shall thereafter pay such Liabilities when due; and (ii) at the Closing, the JOHCM Trust shall deliver to the Target Trust the number of full and fractional Acquiring Fund Shares, determined by dividing the net asset value of the Assets to be acquired by the Acquiring Fund, computed pursuant to Section 2(a) below, by the net asset value per share (“NAV”) of the Acquiring Fund as of the Close of Business on the Valuation Date; and provided that, such NAV is the same as the NAV of the Target Fund as of the Close of Business on the Valuation Date. The Acquiring Fund Shares received shall be distributed pro rata to the shareholders of the Target Fund of record as of the Close of Business on the Valuation Date, in complete liquidation of the Target Fund.

(iii)               As soon as practicable following the liquidation of the Target Fund as aforesaid, the Acquiring Fund shall, if it so elects, transfer to the Target Fund bare legal title to such portion of the former Target Fund assets as the Acquiring Fund designates, to be held by the Target Fund as the nominee for or agent on behalf of the Acquiring Fund until the sale of each such respective asset. The entire beneficial ownership interest in all of the former Target Fund assets, including those for which the Target Fund holds bare legal title, shall at all times remain with the Acquiring Fund. The Acquiring Fund and the Target Fund recognize that for all purposes of this Agreement all of the Target Fund assets shall have been transferred to the Acquiring Fund as of the Closing Date and that the Acquiring Fund shall retain the entire beneficial ownership interest therein, notwithstanding the subsequent holding by the Target Fund of bare legal title to a portion of those assets, as designated by the Acquiring Fund, as nominee for or agent on the behalf of the Acquiring Fund. The Acquiring Fund and the Target Fund agree and acknowledge that, notwithstanding the Target Fund’s retention of bare legal title with respect to an asset as contemplated herein, the Target Fund shall have no right or obligation under this Agreement to arrange for custody, vote proxies, or take any other action with respect to any such asset, except as expressly provided herein. For tax and accounting purposes for all periods after the Closing Date, the Acquiring Fund shall report all of the former Target Fund’s assets as assets of the Acquiring Fund on the Acquiring Fund’s balance sheet or other financial statements.

(iv)               Following the liquidation, the Target Fund shall not purchase or otherwise acquire any assets, provided that the Target Fund shall accept bare legal title to a portion of the assets beneficially owned by the Acquiring Fund that the Acquiring Fund designates as soon as practicable after the liquidation. The Target Fund shall dispose of such assets upon the direction of the Acquiring Fund. The Target Fund shall not be permitted to reinvest any cash dividends or other distributions or any cash proceeds from any sale of the assets to which it holds bare legal title on behalf of the Acquiring Fund. The Target Fund shall promptly remit any cash distributions, other distributions, and cash proceeds from the sale of any such assets to the Acquiring Fund.

(v)                As of the first practicable date after which the Target Fund no longer holds bare legal title to any of the Acquiring Fund assets and has remitted all income on and proceeds from the sales of such assets to the Acquiring Fund, but in no event more than twelve months after the Closing Date, the Target Fund shall be dissolved pursuant and its legal existence terminated. Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund up to and including the Closing Date and, if applicable, such later date on which the Target Fund is dissolved.

(b)           In order to effect the delivery of Acquiring Fund Shares described in Section 1(a)(ii) hereof, the Acquiring Fund will establish an open account for each record shareholder of the Target Fund and, on the Effective Date of the Reorganization, will credit to such account the full and fractional shares of beneficial interest, without par value, of the Acquiring Fund Shares received by each such record shareholder as described in Section 1(a). Fractional shares of the Target Fund are, and fractional shares of the Acquiring Fund will be, carried to the third decimal place. Simultaneously with the crediting of Acquiring Fund Shares to the shareholders of record of the Target Fund, the shares of the Target Fund held by such shareholders shall be cancelled. As soon as practicable following the Closing, the Target Trust shall terminate the Target Fund.

(c)            At the Closing, each shareholder of record of the Target Fund as of the record date with respect to any unpaid dividends and other distributions that were declared prior to the Closing shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Target Fund that such person had on such record date.

(d)           Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of the Effective Date of the Reorganization shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund Shares are to be issued and transferred.

2.	Valuation

(a)            The net asset value of the Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Close of Business on the Valuation Date by the administrator of the Acquiring Fund by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities using the valuation procedures established by the Board of Trustees of the JOHCM Trust and described in the Acquiring Fund’s currently effective prospectus and statement of additional information.

(b)           The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the Acquiring Fund’s Valuation Procedures.

3.	Closing and Valuation Date

(a)            The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets of the Target Fund to the JOHCM Trust, for the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund; and (ii) the issuance and delivery of Acquiring Fund Shares in accordance with Section 1(a), together with related acts necessary to consummate such transactions. Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Fund at which this Agreement is considered and approved, the Closing shall occur on June 12, 2021, or if the conditions precedent to Closing as set forth in Section 9 hereto are not satisfied, no later than June 30, 2021, or such other date as the officers of the parties may mutually agree (“Closing Date”), and shall be effective as of 9 a.m. Eastern Daylight Time or Eastern Standard Time, as applicable, on the Closing Date (“Effective Date of the Reorganization”). The Closing shall take place at the principal office of JOHCM (USA) Inc. (provided, however, that the parties hereto may elect for the Closing to take place remotely via the electronic exchange of the applicable documents and signatures) at approximately 9 a.m. Eastern Daylight Time or Eastern Standard Time, as applicable, on the Closing Date.

(b)           Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (i) the NYSE shall be closed to trading or trading thereon shall be restricted or (ii) trading or the reporting of trading on the NYSE or such other exchange or market where the Target Fund’s assets are traded shall be disrupted so that, in the judgment of the JOHCM Trust or Target Trust, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading on the NYSE shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Target Fund is practicable in the judgment of the JOHCM Trust and Target Trust.

(c)            The Target Trust shall provide, as of the Closing, for the Assets of the Target Fund to be transferred to the custodian of the Acquiring Fund (the “Custodian”) for the account of the Acquiring Fund. Portfolio securities of the Target Fund shall be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers and in accordance with applicable law. All cash being delivered shall be transferred to the account of the Acquiring Fund at the Custodian in a manner acceptable to the JOHCM Trust. Also, the Target Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of the Target Fund, and the number of full and fractional shares of beneficial interest owned by each such shareholder, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice President to the best of their knowledge and belief.

(d)           The JOHCM Trust shall issue and deliver a certificate or certificates providing evidence satisfactory to the Target Trust in such manner as the Target Trust may reasonably request that Acquiring Fund Shares to be delivered at the Closing have been registered in an open account of the Acquiring Fund on the books of the JOHCM Trust.

(e)            Each of the Target Trust and the JOHCM Trust shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets and assumption of Liabilities and liquidation contemplated in this Agreement.

4.	Representations and Warranties by the Target Trust

The Target Trust represents and warrants to the JOHCM Trust that:

(a)            The Target Trust is a statutory trust initially organized as an Ohio business trust and subsequently converted to a Delaware statutory trust on March 31, 2017, and is validly existing and, as of a date within a reasonable time of the Valuation Date, in good standing under the laws thereunder. The Target Trust, of which the Target Fund is a series of shares of beneficial interest, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of the shares of the Target Fund issued and outstanding have been offered and sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital and in compliance with all applicable registration requirements of state securities laws, including blue sky laws.

(b)           The Target Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Target Fund. Each outstanding share of the Target Fund is validly issued, fully paid, non-assessable, has full voting rights, and is freely transferable. All Target Fund shares authorized to be issued or issued and outstanding are uncertificated and no Target Fund shareholder holds a certificate or certificates for shares of the Target Fund.

(c)            The current prospectus and statement of additional information of the Target Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Target Fund currently is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information. To the best of the Target Trust’s and the Target Fund’s knowledge, the value of the net assets of the Target Fund currently is determined, and since its organization has been determined, using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund, each as of such time that the applicable rules, regulations or policies were in effect, or the Target Fund has taken any action necessary to remedy any prior failure to use such valuation methods that comply in all material respects with such laws, rules, regulations or policies. There have been no known miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund which would have a material adverse effect on the Target Fund at the time of this Agreement or on the Target Fund’s properties or assets at the time of this Agreement.

(d)           The financial statements appearing in the Target Fund’s Annual Report to Shareholders for its most recently completely fiscal year, audited by PricewaterhouseCoopers LLP, copies of which have been delivered to the JOHCM Trust, and any subsequent unaudited financial statements of the Target Fund provided to the JOHCM Trust prior to the Closing, fairly present the financial position of the Target Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis (with the exception, in the case of the unaudited financial statements, of the omission of footnotes).

(e)           The Target Fund has no known Liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of the Close of Business on the Valuation Date, those incurred pursuant to this Agreement and those incurred in the ordinary course of the Target Fund’s business, as an investment company, since such date. Prior to the Effective Date of the Reorganization, the Target Trust will advise the JOHCM Trust of all known Liabilities incurred by the Target Fund subsequent to September 30, 2020, whether or not incurred in the ordinary course of business.

(f)            The books and records of or relating to the Target Fund (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) made available to the JOHCM Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Target Trust and the Target Fund.

(g)           The statement of assets and liabilities of the Target Fund to be furnished by the Target Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1(a) hereof will accurately reflect the net asset value per share of the Target Fund and each of the outstanding shares of beneficial interest of the Target Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis. The Target Fund has no known Liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above.

(h)           At the Closing, the Target Trust will, with respect to the Target Fund, have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (g) above, free and clear of all liens or encumbrances of any nature whatsoever except liens or encumbrances of which the Acquiring Fund has received written notice and such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business.

(i)            The Target Trust has the necessary power and authority to conduct its business and the business of the Target Fund as such businesses are now being conducted.

(j)            The Target Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended or restated (the “Target Declaration of Trust”), By-Laws, as amended or restated (the “Target Bylaws”) or any material contract or any other material commitment or obligation with respect to the Target Fund that is listed on Part C of the Target Fund’s current registration statement (collectively, “Target Material Agreements”), and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(k)           The Target Fund, a series of the Target Trust, was duly constituted in accordance with the applicable provisions of the Target Declaration of Trust and the 1940 Act and other applicable law.

(l)            The Target Trust is not a party to any litigation or administrative proceeding or investigation of or before any court or governmental body that is pending or, to the Target Trust’s knowledge, threatened against the Target Trust, with respect to the Target Fund or any of the Target Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of the Target Fund’s business. The Target Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that would materially and adversely affect the Target Fund’s business or the Target Trust’s ability to consummate the transactions herein contemplated with respect to the Target Fund. The Target Trust, with respect to the Target Fund, does not know of any facts that would reasonably be expected to form the basis for the institution of proceedings that would materially and adversely affect the Target Fund’s business or the Target Trust’s ability to consummate the transactions herein contemplated with respect to the Target Fund.

(m)          The Target Trust, on its own behalf and with respect to the Target Fund, has full power and authority to enter into and perform its obligations under this Agreement, subject to approval, with respect to the Target Fund, by the shareholders of the Target Fund. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been validly authorized by the Board of Trustees of the Target Trust. This Agreement and all other necessary action on the part of the Target Trust with respect to the Target Fund, executed and delivered by the Target Trust, on its own behalf and with respect to the Target Fund, constitute legal, valid and binding obligations of the Target Trust with respect to the Target Fund, enforceable against it in accordance with the terms of this Agreement, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

(n)           Neither the Target Trust nor the Target Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(o)           Neither the Target Trust nor the Target Fund has any unamortized or unpaid organizational fees or expenses.

(p)           The Target Fund has elected to be treated as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code. The Target Fund (i) is a “fund” as defined in Section 851(g)(2) of the Code, (ii) has qualified and has been eligible for treatment as a RIC for each taxable year since its inception ending before the Closing and will maintain such qualification at all times through the Closing, and for each such taxable year (or portion thereof) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and has not had any earnings or profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply. The consummation of the transaction contemplated by this Agreement will not cause the Target Fund to fail to be qualified as a RIC as of the Closing. The Target Fund has not changed its taxable year end since its inception and it does not intend to change its taxable year end prior to the Closing.

(q)           The Target Trust has duly and timely filed, with respect to the Target Fund, all Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to be filed by the Target Fund on or before the Closing. All such returns and reports are true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Target Fund. With respect to the Target Fund, the Target Trust has paid or, if not yet due, made provision and properly accounted for all Taxes (as defined below) due or shown to be due on such returns and reports or on any assessments received by the Target Fund. The amounts set up as provisions for Taxes in the books and records of the Target Fund as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent, known or unknown or otherwise, which were or which may be payable by the Target Fund for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. No return filed by the Target Trust with respect to the Target Fund, is currently being audited by the Internal Revenue Service or by any state or local taxing authority. There are no known actual or proposed deficiency assessments with respect to any Taxes payable by the Target Fund. No taxing authority in a jurisdiction where the Target Fund does not file a Tax return or report has notified the Target Fund in writing that the Target Fund is or may be subject to taxation in that jurisdiction. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the Assets of the Target Fund.

(r)           The Target Fund does not own any “converted property” (as that term is defined in Section 1.337(d)-7T(a)(2) of the regulations issued by the United States Treasury (“Treasury Regulations”)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations thereunder.

(s)           The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all Taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(t)           The Target Fund has not been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such Taxes or tax return.

(u)           The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations set forth in paragraphs (n) through (t) of this Section 4.

(v)           All information provided or identified in writing by the Target Trust to the JOHCM Trust in response to formal due diligence requests relating to the Target Trust and the Target Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to the operation of the Target Trust with respect to the Target Fund as of the date hereof.

(w)           Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, obligations or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness, except as disclosed in writing to the JOHCM Trust. For the purposes of this subparagraph, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

5.	Representations and Warranties by the JOHCM Trust

The JOHCM Trust represents and warrants to the Target Trust that:

(a)           The JOHCM Trust is a Massachusetts voluntary association (commonly known as a business trust) created under the laws of the Commonwealth of Massachusetts on October 27, 2020, and is validly existing and, as of a date within a reasonable time of the Valuation Date, in good standing under the laws thereunder. The JOHCM Trust, of which the Acquiring Fund is a separate series of shares of beneficial interest, is duly registered under the 1940 Act as an open-end, management investment company. Such registration is in full force and effect as of the date hereof or will be in full force and effect as of the Closing. The Acquiring Fund was formed for the purpose of effecting the Reorganization and, prior to the Closing, will have not commenced operations or carried on any business activity, will have had no assets (other than a de minimis amount of assets to facilitate the transaction(s) described in this Agreement) or liabilities and will have no issued or outstanding shares other than as described in this Agreement. The JOHCM Trust is a registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(b)           The JOHCM Trust is authorized to issue an unlimited number of Acquiring Fund Shares without par value. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued, fully paid, non-assessable and freely transferable and have full voting rights.

(c)           At the Closing, the Acquiring Fund Shares to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Target Fund are currently eligible for offering to the public, and there will be a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Agreement to be consummated.

(d)           The JOHCM Trust has or will have at the time of Closing the necessary power and authority to conduct its business and the business of the Acquiring Fund.

(e)           The JOHCM Trust is not a party to or obligated under any provision of its Declaration of Trust, dated October 27, 2020, as amended or restated (the “JOHCM Declaration of Trust”), By-Laws, dated October 27, 2020, as amended or restated (the “JOHCM Bylaws”), or any material contract or any other material commitment or obligation with respect to the Acquiring Fund that is listed on Part C of the Acquiring Fund’s current registration statement (collectively, “JOHCM Material Agreements”), and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(f)            The JOHCM Trust is not a party to any litigation or administrative proceeding or investigation of or before any court or governmental body that is pending or, to the JOHCM Trust’s knowledge, threatened against the JOHCM Trust, with respect to the Acquiring Fund, or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The JOHCM Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that would materially and adversely affects the Acquiring Fund’s business or the JOHCM Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund. The JOHCM Trust, with respect to the Acquiring Fund, does not know of any facts which might form the basis for the institution of proceedings of the type described in this paragraph.

(g)           The JOHCM Trust, on its own behalf and with respect to the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been validly authorized by the Board of Trustees of the JOHCM Trust. This Agreement and all other necessary action on the part of the JOHCM Trust and the Acquiring Fund, executed and delivered by the JOHCM Trust, on its own behalf and with respect to the Acquiring Fund, constitute legal, valid and binding obligations enforceable against the JOHCM Trust, on its own behalf and with respect to the Acquiring Fund, in accordance with the terms of this Agreement, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(h)           Neither the JOHCM Trust nor the Acquiring Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(i)            The books and records of or relating to the Acquiring Fund (if any), (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) made available to the Target Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the JOHCM Trust and the Acquiring Fund.

(j)            The Acquiring Fund, a series of the JOHCM Trust, was duly constituted in accordance with the applicable provisions of the JOHCM Declaration of Trust and the 1940 Act and other applicable law.

(k)           The Acquiring Fund is, and will be at the time of Closing, a shell series created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund, and, prior to the Closing, (i) will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations); (ii) will have no tax attributes (including those specified in Section 381(c) of the Code), (iii) will not have held any property (other than a de minimis amount of assets to facilitate the transaction(s) described in the Agreement) and immediately following the Reorganization, the Acquiring Fund will possess solely assets and liabilities that were possessed by the Target Fund immediately prior to the Reorganization; provided, however, that at the time of or before the Reorganization, the Acquiring Fund may hold a de minimis amount of assets to facilitate its organization, and (iv) will not have prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring Fund. Immediately following the liquidation of the Target Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Target Fund shares.

(l)            The Acquiring Fund will elect to be treated and intends to qualify as a RIC for federal income tax purposes under Part I of Subchapter M of the Code for its taxable year that includes the Closing, and intends to be eligible to compute its U.S. federal income tax under Section 852 of the Code for such taxable year, and to qualify and be eligible for treatment as a RIC for each subsequent taxable year; the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code; and the consummation of the transactions contemplated by this Agreement will not cause the Acquiring Fund to fail to qualify as a RIC from and after the Closing.

(m)          As of the Closing Date, no federal, state or other tax returns of the Acquiring Fund will have been required by law to be filed and no federal, state or other taxes will be due by the Acquiring Fund; the Acquiring Fund will not have been required to pay any assessments; and the Acquiring Fund will not have any tax liabilities. Consequently, as of the Closing Date, the Acquiring Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and the Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(n)           The JOHCM Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act and, at the time of Closing, such policies and procedures have been appropriately tailored to address the business of the Acquiring Fund.

(o)           The current prospectus and statement of additional information filed as part of the JOHCM Trust’s registration statement on Form N-1A, which will become effective prior to the Effective Date of the Reorganization, insofar as they relate to the Acquiring Fund and the Acquiring Fund Shares (the “JOHCM Trust Registration Statement”) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the JOHCM Trust Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

6.	Representations and Warranties by the Target Trust and the JOHCM Trust

The Target Trust and the JOHCM Trust each represents and warrants to the other, with respect to itself and the Target Fund or Acquiring Fund, respectively, that:

(a)           All information provided to the Target Trust by the JOHCM Trust, insofar as it relates to the JOHCM Trust and the Acquiring Fund, and by the Target Trust to the JOHCM Trust, insofar as it relates to the Target Trust and the Target Fund, for inclusion in, or transmittal with, the registration statement on Form N-14 (the “Registration Statement”), which includes a proxy statement/prospectus (the “Proxy Statement/Prospectus”), with respect to this Agreement pursuant to which approval of the Reorganization by vote of the Target Fund’s shareholders will be sought, as of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Target Fund and at the Effective Date of the Reorganization, (i) complies and will comply in all material respects with the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and the rules and regulations thereunder, and (ii) does not and will not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(b)           Except in the case of the Target Trust with respect to the approval of this Agreement and the Reorganization by vote of the Target Fund’s shareholders, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the 1934 Act, the 1940 Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), state securities laws, Massachusetts business trust laws or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7.	Covenants of the Target Trust

(a)           The Target Trust covenants to operate the business of the Target Fund in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends, shareholder purchases and redemptions and such selling and purchasing of securities and other changes as are contemplated by the Target Fund’s normal operations.

(b)           The Target Trust will call a meeting of shareholders of the Target Fund to be held prior to the Closing to consider and act upon this Agreement and the transactions contemplated herein, including the liquidation of the Target Fund, and will take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

(c)           The Target Trust undertakes that the Target Trust and the Target Fund will not acquire Acquiring Fund Shares for the purpose of making distributions thereof other than to the Target Fund’s shareholders.

(d)           The Target Trust covenants that by the time of the Closing, all of the Target Fund’s federal and other Tax returns and reports required by law to be filed on or before the Closing, shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes, provided, however, if any of the income tax returns (e.g., Form 1120-RIC) required to be filed by the Target Fund for its most recent taxable year ended prior to the Closing have not been filed by the Closing, the Target Trust shall prepare and timely file with the relevant taxing authorities all such returns and the Target Trust shall make available to the JOHCM Trust drafts of such returns at least one week prior to filing such returns.

(e)           The Target Trust will at, or as promptly as practicable following the Closing provide the JOHCM Trust with:

(i)           A statement of the respective adjusted tax basis of all investments to be transferred by the Target Fund to the Acquiring Fund;

(ii)          A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Sections 1.6045A-1 and 1.6045B-1(a)) of the Treasury Regulations) required by law to be filed by the Acquiring Fund after the Closing;

(iii)         A copy (which may be in electronic form) of the shareholder ledger accounts of the Target Fund, including, without limitation,

(A)           the name, address and taxpayer identification number of each shareholder of record,

(B)           the number of shares of beneficial interest held by each shareholder,

(C)           the dividend reinvestment elections applicable to each shareholder,

(D)           the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, W-8IMY), notices or records on file with the Target Fund with respect to each shareholder, and

(E)           such information as the JOHCM Trust may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations following the Closing.

for all of the shareholders of record of the Target Fund’s shares as of the Close of Business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or its Vice President to the best of his or her knowledge and belief; and

(iv)          Copies of all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

(f)            As promptly as practicable, but in any case within sixty (60) calendar days after the date of Closing, the Target Trust shall furnish the JOHCM Trust a statement of earnings and profits of the Target Fund for U.S. federal income tax purposes that will be carried over by the Target Fund pursuant to Section 381 of the Code.

(g)           The Target Trust shall cause to be mailed to each shareholder of record of the Target Fund, the Proxy Statement/Prospectus.

(h)           The Target Trust shall supply to the JOHCM Trust, at the Closing, the statement of the assets and liabilities described in Section 4(g) of this Agreement in conformity with the requirements described in such

Section. In addition, the Target Trust shall supply a schedule of portfolio investments as of the Valuation Date. The schedule of portfolio investments will present fairly the portfolio investments of the Target Fund as of the Valuation Date in conformity with generally accepted accounting principles applied on a consistent basis. The statement of assets and liabilities and schedule of portfolio investments shall be certified by the treasurer of the Target Trust, to the best of his or her knowledge, as being in conformity with generally accepted accounting principles applied on a consistent basis.

(i)           As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders the Acquiring Fund Shares received at the Closing, as set forth in Section 1(a) hereof.

(j)           The Target Trust agrees that the acquisition of all Assets and Liabilities of the Target Fund by the JOHCM Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Trust hereby assigns to the JOHCM Trust all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(k)           The Target Trust shall cause the liquidation and termination of the Target Fund to be effected in the manner provided in the Target Declaration of Trust in accordance with applicable law and that on or after the Effective Date of the Reorganization, the Target Fund shall not conduct any business except in connection with its liquidation and termination.

(a)           (l)           It is the intention of the parties to the Reorganization that such Reorganization will qualify as a “reorganization” described in Section 368(a)(1)(F) of the Code. Neither the Target Trust nor the Target Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” described in Section 368(a)(1)(F) of the Code.

8.	Covenants of the JOHCM Trust

(a)           The JOHCM Trust covenants that the Acquiring Fund Shares to be issued and delivered to the Target Fund pursuant to the terms of Section 1(a) hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

(b)           The JOHCM Trust covenants to establish and organize the Acquiring Fund as a series of the JOHCM Trust but that the Acquiring Fund will not carry on any business activities between the date hereof and the Effective Date of the Reorganization (other than such activities as are customary to the organization and registration of a new registered investment company prior to its commencement of operations, including holding and redeeming the initial investment of the initial shareholder of the Acquiring Fund prior to the Closing).

(c)           The JOHCM Trust will prepare and file with the Commission the Registration Statement, which includes the Proxy Statement/Prospectus, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable; provided, however, that the JOHCM Trust will not file the Registration Statement prior to (i) providing a copy of the Registration Statement to Target in substantially the same form that such Registration Statement will be filed with the Commission, and (ii) obtaining written approval from Target to file the Registration Statement with the Commission.

(d)           The JOHCM Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing.

(e)           It is the intention of the parties to the Reorganization that the Reorganization will qualify as a “reorganization” described in Section 368(a)(1)(F) of the Code. Neither the JOHCM Trust nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” described in Section 368(a)(1)(F) of the Code.

9.	Conditions Precedent to be Fulfilled by the Target Trust and the JOHCM Trust

The respective obligations of the Target Trust, with respect to the Target Fund, and the JOHCM Trust, with respect to the Acquiring Fund, to effectuate this Agreement and the Reorganization of the Target Fund into the Acquiring Fund as contemplated hereunder, shall be subject to the following conditions:

(a)           That (i) all the representations and warranties of the other party contained herein shall be true and correct in all respects material to the Target Fund or the Acquiring Fund as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations in respect of the Target Fund the Acquiring Fund required by this Agreement to be performed by it at or prior to the Closing; and (iii) the other party shall have delivered to such party a certificate to the foregoing effect signed by the President or Vice President and by the Secretary or equivalent officer of the party.

(b)           That each party shall have delivered to the other party a copy of the resolutions approving this Agreement in respect of the Target Fund and the Acquiring Fund adopted by the Board of Trustees of the party delivering the copy, and certified by the Secretary or equivalent officer of the party delivering the copy.

(c)           That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the Reorganization of the Target Fund and the Acquiring Fund contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit such Reorganization.

(d)           That this Agreement, the Reorganization of the Target Fund and the Acquiring Fund and the transactions contemplated hereby for the Target Fund shall have been approved by the appropriate action of the shareholders of the Target Fund at an annual or special meeting or any adjournment or postponement thereof.

(e)           That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby in respect of the Target Fund and the Acquiring Fund shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a material adverse effect, or the risk thereof, on the assets and properties of the Target Fund and/or the Acquiring Fund.

(f)           That prior to or at the Closing, the Target Trust and the JOHCM Trust shall each receive an opinion from Ropes & Gray LLP (“Ropes & Gray”) satisfactory to both parties substantially to the effect that, provided the transaction contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware and the Commonwealth of Massachusetts, the terms of this Agreement and in accordance with customary representations provided by the JOHCM Trust and the Target Trust in certificates delivered to Ropes & Gray, as to the Acquiring Fund and the Target Fund:

(i)           The Reorganization, as provided for in this Agreement, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)          Pursuant to Section 361(a) and Section 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund;

(iii)         Pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund;

(iv)         Pursuant to Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation pursuant to this Agreement;

(v)          Pursuant to Section 362(b) of the Code, the tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the transfer;

(vi)         Pursuant to Section 1223(2) of the Code, the holding periods of the Assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held or treated for federal income tax purposes as held by the Target Fund;

(vii)        Pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares solely for Acquiring Fund Shares (including fractional shares to which they may be entitled).

(viii)      Pursuant to Section 358(a)(1) of the Code, the aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of Target Fund shares exchanged therefor;

(ix)         Pursuant to Section 1223(1) of the Code, the holding period of Acquiring Fund Shares received by each shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) pursuant to this Agreement will include the holding period of Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange; and

(x)          The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

The opinion will be based on the Agreement, certain factual certifications made by officers of the Target Trust and the Acquiring Trust, and such other items as deemed necessary to render the opinion and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

(g)           That each of the Registration Statement and the JOHCM Trust Registration Statement with respect to the Acquiring Fund Shares to be delivered to the Target Fund’s shareholders in accordance with Section 1(a) hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or JOHCM Trust Registration Statement with respect to the Acquiring Fund Shares or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(h)           That the Acquiring Fund Shares to be delivered in accordance with Section 1(a) hereof shall be eligible for sale by the JOHCM Trust with the securities commission or agency of each state or other jurisdiction of the United States with which such eligibility is required in order to permit the Shares lawfully to be delivered to the shareholders of the Target Fund.

(i)           That the JOHCM Trust and the Acquiring Fund shall have received in form reasonably satisfactory to the JOHCM Trust and the Acquiring Fund at the Closing an opinion of Thomson Hine LLP (“Thomson Hine”), counsel to the Target Trust (which opinion will be subject to certain qualifications reasonably satisfactory to the JOHCM Trust and the Acquiring Fund) substantially to the effect that, as to the Acquiring Fund and the Target Fund:

(i)         The Target Trust is validly existing in good standing as a statutory trust under the laws of the State of Delaware, and has the power and authority under the Target Declaration of Trust and Target Bylaws and Delaware law to (A) execute, deliver and perform its obligations under this Agreement, and (B) conduct, operate and carry on the business of a management investment company registered under the 1940 Act through one or more series investing primarily in securities;

(ii)        The execution and delivery of this Agreement and the consummation by the Target Trust of the transactions contemplated thereby have been duly authorized by the Target Trust under the Target Declaration of Trust, the Target Bylaws and Delaware law (it being understood that Target Trust Counsel shall be entitled to assume that Target Fund shareholders duly approved the Reorganization);

(iii)      This Agreement is a valid and binding obligation of the Target Trust, with respect to the Target Fund, enforceable against the Target Trust in accordance with the terms of this Agreement;

(iv)         The Target Fund has been duly established as a separate series of the Target Trust under the Target Declaration of Trust, the Target Bylaws and Delaware law;

(v)          Neither the execution, delivery and performance by the Target Trust of this Agreement, nor the consummation by the Target Trust of the transactions contemplated thereby, violates the Target Declaration of Trust or Target Bylaws;

(vi)         Neither the execution, delivery and performance by the Target Trust of this Agreement, nor the consummation by the Target Trust of the transactions contemplated thereby, violates any Target Material Agreement or results in the acceleration of any obligation or the imposition of any penalty under any Target Material Agreement not disclosed to the JOHCM Trust;

(vii)        Neither the execution, delivery and performance by the Target Trust of this Agreement, nor the consummation by the Target Trust of any of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware;

(viii)       The Target Trust has duly registered all outstanding shares of the Target Fund under the 1933 Act, and such registration is in full force and effect; and

(ix)       The outstanding shares of the Target Fund have been duly authorized and are validly issued, fully paid and, subject to Article IV, Section 4.1 of the Target Declaration of Trust, non-assessable beneficial interests in the Target Trust.

In providing the opinion set forth in this Section 9(i), Thomson Hine (i) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the JOHCM Trust, (ii) may rely upon the representations made in this Agreement, and (iii) may rely upon officers’ certificates and certificates of public officials.

(j)           That the Target Trust and the Target Fund shall have received an opinion of Ropes & Gray at the Closing, in form satisfactory to the Target Trust and the Target Fund (which opinion will be subject to certain qualifications satisfactory to the Target Trust and the Target Fund), to the effect that:

(i)        The JOHCM Trust is validly existing and in good standing as an unincorporated voluntary association under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted and that the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the JOHCM Certificate, JOHCM Declaration of Trust and JOHCM Bylaws;

(ii)       This Agreement has been duly authorized, executed, and delivered by the JOHCM Trust, with respect to the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Target Trust, with respect to the Target Fund, and assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, is a valid and binding obligation of the JOHCM Trust, with respect to the Acquiring Fund, enforceable against the JOHCM Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii)    Acquiring Fund Shares to be delivered to the Target Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; and

(iv)    The execution and delivery of this Agreement did not, and the consummation of the Reorganization in respect of the Target Fund into the Acquiring Fund as contemplated hereby will not, violate the JOHCM Trust’s Certificate of Trust, the JOHCM Declaration of Trust, the JOHCM Bylaws, or any provision of any JOHCM Material Agreement known to such counsel to which the JOHCM Trust or the Acquiring Fund is a party or by which any of them is bound, it being understood that with respect to investment restrictions as contained in the JOHCM Trust’s Certificate of Trust, the JOHCM Declaration of Trust, the JOHCM Bylaws, then current prospectus or statement of additional information and also with respect to a listing of all JOHCM Material Agreements, such counsel may reasonably rely upon a certificate of an officer of the JOHCM Trust whose responsibility it is to advise the JOHCM Trust and the Acquiring Fund with respect to such matters.

In connection with the foregoing, it is understood that Ropes & Gray may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the JOHCM Trust.

(k)           The Target Fund shall have delivered to the Acquiring Fund (a) information concerning the tax basis and holding period of the Target Fund in all securities transferred to Acquiring Fund; (b) the Target Fund Shareholder Documentation; (c) all FASB ASC 740-10-25 (formerly, FIN 48) work papers; and (d) the Tax books and records of the Target Fund for purposes of preparing any Tax returns required by law to be filed after the Effective Date of the Reorganization.

(l)           The JOHCM Trust, on behalf of the Acquiring Fund, has obtained the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing.

(m)           If requested by the JOHCM Trust with respect to the Target Fund (with such request being delivered with sufficient time to permit the Target Fund to comply with this Section 9(m)), the Target Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (A) all of Target Fund’s investment company taxable income (determined without regard to any deductions for dividends paid) for the most recent taxable year ended prior to the Closing Date and all of such investment company taxable income for the period beginning on the first day of its current taxable year and ending on the Closing Date, (B) all of Target Fund’s net capital gain recognized in its most recent taxable year ended prior to the Closing Date and all of any such net capital gain recognized in the period beginning on the first day of its current taxable year and ending on the Closing Date (in each case after reduction for any capital loss carryovers), and (C) the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the most recent taxable year ended prior to the Closing Date and such excess, if any, for the period beginning on the first day of its current taxable year and ending on the Closing Date.

10.	Fees and Expenses; Other Agreements

(a)           The JOHCM Trust represents and warrants to the Target Trust and the Target Trust represents and warrants to the JOHCM Trust, that, other than with respect to brokerage commissions payable in connection with the sale and repurchase of securities in non-U.S. markets that do not permit free of payment transfers, no brokers or finders or other entities are entitled to receive any payments in connection with the transactions described in this Agreement.

(b)           Neither the JOHCM Trust nor the Target Trust shall be responsible for the expenses of entering into and carrying out the provisions of this Agreement, except that the Target Fund may bear the costs of (i) buying and selling portfolio securities necessary to effect the Reorganization, (ii) taxes on capital gains that may be realized as a result of such transactions, and (iii) transfer or stamp duties expected to be imposed in other non-U.S. markets in connection with the transfer of portfolio securities to the JOHCM Trust. Other than such costs, the expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, including, but not limited to taxes in connection with the delivery of the Assets other than those described in Sections 10(b)(ii)-(iii), including all applicable Federal and state taxes, the preparation and filing of the Registration Statement, registration of the Acquiring Fund Shares, delivery of and solicitation of approval of Target Fund shareholders to the Reorganization pursuant to the Registration Statement, any printing and mailing fees, fees of accountants and attorneys and the costs of holding the Target Fund’s shareholder meeting and soliciting proxies, shall be borne by JOHCM (USA) Inc.

11.	Termination; Waiver; Order

(a)           Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated with respect to the Target Fund or the Acquiring Fund and the Reorganization involving such funds abandoned at any time (whether before or after approval thereof by the shareholders of the Target Fund) prior to the Closing as follows:

(i)           by mutual consent of the Target Trust and the JOHCM Trust;

(ii)          by the JOHCM Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the JOHCM Trust as of the Closing, or if it reasonably appears that any condition precedent to the obligations of the JOHCM Trust set forth in Section 9 will not or cannot be met as of the Closing; or

(iii)         by the Target Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Target Trust as of the Closing, or if it reasonably appears that any condition precedent to the obligations of the Target Trust set forth in Section 9 will not or cannot be met as of the Closing.

(b)           If the transactions contemplated by this Agreement with respect to the Target Fund have not been consummated by the later of June 30, 2021 or 60 days after the date of the final shareholder meeting at which approval of this Agreement is voted upon by the shareholders of the Target Fund for which such shareholders have not voted upon this Agreement, this Agreement shall automatically terminate on such later date, with respect to the Target Fund, unless a later date is agreed to by both the Target Trust and the JOHCM Trust.

(c)           In the event of termination of this Agreement pursuant to the provisions hereof with respect to the Target Fund or Acquiring Fund, the same shall become void and have no further effect with respect to the Target Fund or Acquiring Fund, and there shall not be any liability under this Agreement on the part of either the Target Trust or the JOHCM Trust or persons who are their trustees, officers, agents or shareholders in respect of such funds.

(d)           At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the Target Trust or the JOHCM Trust, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the shareholder approval requirement with respect to the Reorganization.

(e)           The respective representations, warranties and covenants contained in Sections 4-8 hereof, other than those set forth in Sections 7(i) and 7(j), shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Target Trust nor the JOHCM Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing, provided that this section shall not limit any covenant contained herein that by its terms contemplates performance after closing. This provision shall not protect any officer, trustee, agent or shareholder of the Target Trust or the JOHCM Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(f)           If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Target Trust or the Board of Trustees of the JOHCM Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Target Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

(g)           In the event of the termination of this Agreement with respect to a Target Fund or an Acquiring Fund and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void with respect to such funds and have no effect except that Sections 10(b), 11(d), 11(g), and 17 shall survive any termination of this Agreement.

(h)           For the avoidance of doubt, the termination of this Agreement in respect of one or more Target Fund or Acquiring Fund shall not cause its termination, and shall have no effect on the continued applicability, validity or enforceability of this Agreement, in respect of any other Target Fund or Acquiring Fund.

12.	Liability of the JOHCM Trust and the Target Trust

(a)           Each party acknowledges and agrees that all obligations of the JOHCM Trust under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the JOHCM Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; that no other series of the JOHCM Trust or the JOHCM Trust generally shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Target Trust nor the Target Fund shall seek satisfaction of any such obligation or liability from the shareholders of the JOHCM Trust, the trustees, officers, employees or agents of the JOHCM Trust, or any of them.

(b)           Each party acknowledges and agrees that the obligations of the Target Trust entered into in the name or on behalf thereof by any of the Trustees, or its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Target Trust personally, but bind only the assets of the Target Trust and all persons dealing with any series of shares of the Target Trust must look solely to the assets of the Target Trust belonging to such series for the enforcement of any claims against the Target Trust.

13.	Cooperation and Exchange of Information

(a)           The JOHCM Trust and the Target Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in: filing any Tax returns, amended return or claim for refund; determining a liability for Taxes or a right to a refund of Taxes; requesting a closing agreement or similar relief from a Taxing authority; participating in or conducting any audit or other proceeding in respect of Taxes; in determining the financial reporting of any Tax position; or declaring and paying any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions of the Target Fund’s or Acquiring Fund’s, as applicable, (x) investment company taxable income (if any), net tax-exempt income (if any), and net capital gains (if any) in respect of a taxable year of the Target Fund or Acquiring Fund ending on or before or that includes the Closing Date of an amount or amounts sufficient for the Target Fund or the Acquiring Fund, as applicable, to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level federal income taxes for any such taxable year and (y) ordinary income and capital gain net income in an amount or amounts sufficient to avoid the incurrence of any fund-level federal excise taxes under Section 4982 of the Code for any calendar year ending on or before December 31, 2021. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

(b)           Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund including, without limitation, responsibility for (i) preparing and filing tax returns of the Target Fund relating to tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority that is the responsibility of the Target Fund under applicable law, except as otherwise is mutually agreed by the parties.

(c)           The Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust have concluded that, based on their evaluation of the effectiveness of the Target Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance that information provided by the Target Trust to the JOHCM Trust with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the JOHCM Trust on Forms N-CEN, N-PORT and N-CSR for the periods ending on or before September 30, 2021, which Forms will include information relating to the Target Fund, was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms with respect to the Target Fund’s operations prior to the Closing, and that there have been no changes in the Target Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred since September 30, 2020 that have materially affected, or are reasonably likely to materially affect, the Target Trust’s internal control over financial reporting during the relevant periods.

14.	Entire Agreement and Amendments

This Agreement embodies the entire agreement between the Target Trust, on behalf of the Target Fund, and the JOHCM Trust, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between such parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other parties.

15.	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

16.	Notices

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the following addresses:

To the Target Trust:

50 S. LaSalle Street

Chicago, Illinois 60603

To the JOHCM Trust:

53 State Street, 13th Floor

Boston, Massachusetts 02109

17.	Governing Law

This Agreement shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

18.	Effect of Facsimile or Electronic Signature

A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

19.	Publicity

Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

20.	Confidentiality

(a)           The parties will hold, and will cause their board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other party, all confidential information obtained from the other party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, when necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b)           In the event of a termination of this Agreement, the parties agree that they, along with their board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

21.	Headings

The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the Target Trust, JOHCM Trust and JOHCM (USA), Inc. have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

Advisers Investment Trust, on behalf of the Target Funds

By: /s/ Barbara J. Nelligan

Name: Barbara J. Nelligan

Title: President

JOHCM Funds Trust, on behalf of the Acquiring Funds

By: /s/ Jonathan Weitz

Name: Jonathan Weitz

Title: President

JOHCM (USA) Inc.

Solely with respect to Section 10 of the Agreement

By:/s/ Nicholas Good

Name: Nicholas Good

Title: Chief Executive Officer

[Signature Page to Agreement and Plan of Reorganization]

SCHEDULE A

Target Fund and Class	Corresponding Acquiring Fund and Class
JOHCM Credit Income Fund	JOHCM Credit Income Fund
Institutional Class	Institutional Class
Class I	Advisor Class
Class II	Investor Class
JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Opportunities Fund
Institutional Class	Institutional Class
Class I	Advisor Class
Class II	Investor Class
JOHCM Emerging Markets Small Mid Cap Equity Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund
Institutional Class	Institutional Class
Class I	Advisor Class
JOHCM Global Income Builder Fund	JOHCM Global Income Builder Fund
Institutional Class	Institutional Class
Class I	Advisor Class
Class II	Investor Class
JOHCM Global Equity Fund	JOHCM Global Select Fund
Institutional Class	Institutional Class
Class I	Advisor Class
JOHCM International Opportunities Fund	JOHCM International Opportunities Fund
Institutional Class	Institutional Class
JOHCM International Select Fund	JOHCM International Select Fund
Class I	Institutional Class
Class II	Investor Class
JOHCM International Small Cap Equity Fund	JOHCM International Small Cap Equity Fund
Institutional Class	Institutional Class
Class I	Advisor Class
Class II	Investor Class

Sch. A-1

APPENDIX B – TARGET FUNDS’ FINANCIAL HIGHLIGHTS

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Class I

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
JOHCM Emerging Markets Opportunities Fund
Net asset value, beginning of year	$10.75	$11.38	$11.96	$10.04	$9.19
Income (loss) from investment operations:
Net investment income(a)	0.08	0.40	0.14	0.10	0.19
Net realized and unrealized gains (losses) from investments	0.40	(0.59)	(0.27)	1.89	1.25
Total from investment operations	0.48	(0.19)	(0.13)	1.99	1.44
Less distributions paid:
From net investment income	(0.42)	(0.10)	(0.07)	(0.07)	(0.08)
From net realized gains	—	(0.34)	(0.38)	—	(0.51)
Total distributions paid	(0.42)	(0.44)	(0.45)	(0.07)	(0.59)
Change in net asset value	0.06	(0.63)	(0.58)	1.92	0.85
Net asset value, end of year	$10.81	$10.75	$11.38	$11.96	$10.04
Total return	4.37%	(1.31%)	(1.30%)	20.09%	16.54%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$75,971	$83,555	$99,577	$71,650	$29,446
Ratio of net expenses to average net assets	1.20%	1.32%	1.34%	1.38%	1.37%
Ratio of net investment income to average net assets	0.81%	3.71%	1.15%	0.92%	2.09%
Ratio of gross expenses to average net assets	1.20%	1.32%	1.34%	1.38%	1.37%
Ratio of expense recoupment to average net assets	—	—(b)	0.02%	0.01%	—
Portfolio turnover rate(c)	53.30%	35.35%	31.87%	22.62%	40.75%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(b)	Amount rounds to less 0.005%.

(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

	Class II

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
JOHCM Emerging Markets Opportunities Fund
Net asset value, beginning of year	$10.74	$11.36	$11.95	$10.03	$9.19
Income (loss) from investment operations:
Net investment income(a)	0.08	0.41	0.12	0.08	0.05
Net realized and unrealized gains (losses) from investments	0.38	(0.60)	(0.27)	1.90	1.38
Total from investment operations	0.46	(0.19)	(0.15)	1.98	1.43
Less distributions paid:
From net investment income	(0.40)	(0.09)	(0.06)	(0.06)	(0.08)
From net realized gains	—	(0.34)	(0.38)	—	(0.51)
Total distributions paid	(0.40)	(0.43)	(0.44)	(0.06)	(0.59)
Change in net asset value	0.06	(0.62)	(0.59)	1.92	0.84
Net asset value, end of year	$10.80	$10.74	$11.36	$11.95	$10.03
Total return	4.26%	(1.37%)	(1.47%)	19.89%	16.42%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$14,268	$13,348	$8,020	$5,668	$1,953
Ratio of net expenses to average net assets	1.35%	1.47%	1.49%	1.54%	1.50%
Ratio of net investment income to average net assets	0.76%	3.86%	1.01%	0.71%	0.54%
Ratio of gross expenses to average net assets	1.35%	1.47%	1.49%	1.54%	1.56%
Ratio of expense recoupment to average net assets	—	—(b)	0.02%	0.02%	—
Portfolio turnover rate(c)	53.30%	35.35%	31.87%	22.62%	40.75%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(b)	Amount rounds to less 0.005%.

(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

	Institutional Class

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
JOHCM Emerging Markets Opportunities Fund
Net asset value, beginning of year	$10.78	$11.41	$11.99	$10.06	$9.20
Income (loss) from investment operations:
Net investment income(a)	0.11	0.48	0.15	0.13	0.10
Net realized and unrealized gains (losses) from investments	0.39	(0.66)	(0.27)	1.88	1.35
Total from investment operations	0.50	(0.18)	(0.12)	2.01	1.45
Less distributions paid:
From net investment income	(0.43)	(0.11)	(0.08)	(0.08)	(0.08)
From net realized gains	—	(0.34)	(0.38)	—	(0.51)
Total distributions paid	(0.43)	(0.45)	(0.46)	(0.08)	(0.59)
Change in net asset value	0.07	(0.63)	(0.58)	1.93	0.86
Net asset value, end of year	$10.85	$10.78	$11.41	$11.99	$10.06
Total return	4.56%	(1.21%)	(1.23%)	20.21%	16.64%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$543,987	$486,372	$388,129	$269,622	$110,330
Ratio of net expenses to average net assets	1.10%	1.22%	1.24%	1.29%	1.27%
Ratio of net investment income to average net assets	1.04%	4.46%	1.26%	1.23%	1.14%
Ratio of gross expenses to average net assets	1.10%	1.22%	1.24%	1.29%	1.29%
Ratio of expense recoupment to average net assets	—	—(b)	0.02%	0.01%	—
Portfolio turnover rate(c)	53.30%	35.35%	31.87%	22.62%	40.75%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(b)	Amount rounds to less 0.005%.

(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

	Class I

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
JOHCM Global Equity Fund
Net asset value, beginning of year	$16.41	$16.73	$15.05	$13.58	$12.24
Income (loss) from investment operations:
Net investment income (loss)(a)	(0.04)	0.10	0.07	0.07	0.06
Net realized and unrealized gains from investments	3.17	0.25	1.67	1.43	1.28
Total from investment operations	3.13	0.35	1.74	1.50	1.34
Less distributions paid:
From net investment income	(0.02)	(0.18)	(0.06)	(0.03)	—
From net realized gains	(2.24)	(0.49)	—	—	—
Total distributions paid	(2.26)	(0.67)	(0.06)	(0.03)	—
Change in net asset value	0.87	(0.32)	1.68	1.47	1.34
Net asset value, end of year	$17.28	$16.41	$16.73	$15.05	$13.58
Total return	21.26%	2.66%	11.61%	11.06%	10.95%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$39,213	$157,452	$189,317	$216,867	$171,464
Ratio of net expenses to average net assets	1.16%	1.16%	1.17%	1.18%	1.18%
Ratio of net investment income (loss) to average net assets	(0.28%)	0.63%	0.39%	0.49%	0.50%
Ratio of gross expenses to average net assets	1.16%	1.17%	1.17%	1.18%	1.20%
Ratio of expense recoupment to average net assets	—	—(b)	— (b)	— (b)	—
Portfolio turnover rate(c)	40.21%	46.36%	24.81%	51.44%	124.32%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(b)	Amount rounds to less 0.005%.

(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

	Institutional Class

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
JOHCM Global Equity Fund
Net asset value, beginning of year	$16.44	$16.76	$15.08	$13.61	$12.25
Income from investment operations:
Net investment income(a)	— (b)	0.10	0.09	0.08	0.07
Net realized and unrealized gains from investments	3.15	0.26	1.67	1.43	1.29
Total from investment operations	3.15	0.36	1.76	1.51	1.36
Less distributions paid:
From net investment income	(0.04)	(0.19)	(0.08)	(0.04)	—
From net realized gains	(2.23)	(0.49)	—	—	—
Total distributions paid	(2.27)	(0.68)	(0.08)	(0.04)	—
Change in net asset value	0.88	(0.32)	1.68	1.47	1.36
Net asset value, end of year	$17.32	$16.44	$16.76	$15.08	$13.61
Total return	21.43%	2.76%	11.76%	11.15%	11.10%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$422,745	$225,884	$335,636	$287,089	$245,918
Ratio of net expenses to average net assets	1.06%	1.06%	1.07%	1.08%	1.08%
Ratio of net investment income to average net assets	0.01%	0.66%	0.57%	0.57%	0.52%
Ratio of gross expenses to average net assets	1.06%	1.07%	1.07%	1.08%	1.10%
Ratio of expense recoupment to average net assets	—	—(c)	—(c)	—(c)	—
Portfolio turnover rate(d)	40.21%	46.36%	24.81%	51.44%	124.32%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(b)	Amount is less than $0.005 per share.

(c)	Amount rounds to less 0.005%.

(d)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

	Class I

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
JOHCM International Select Fund
Net asset value, beginning of year	$22.54	$23.66	$21.92	$19.94	$17.45
Income (loss) from investment operations:
Net investment income(a)	0.11	0.28	0.27	0.30	0.19
Net realized and unrealized gains (losses) from investments	5.11	(1.09)	1.73	1.81	2.37
Total from investment operations	5.22	(0.81)	2.00	2.11	2.56
Less distributions paid:
From net investment income	(0.23)	(0.31)	(0.26)	(0.13)	(0.07)
Total distributions paid	(0.23)	(0.31)	(0.26)	(0.13)	(0.07)
Change in net asset value	4.99	(1.12)	1.74	1.98	2.49
Net asset value, end of year	$27.53	$22.54	$23.66	$21.92	$19.94
Total return	23.30%	(3.31%)	9.22%	10.72%	14.70%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$9,631,884	$7,822,739	$7,619,731	$6,081,384	$4,003,594
Ratio of net expenses to average net assets	0.98%	0.99%	1.00%	1.01%	1.01%
Ratio of net investment income to average net assets	0.45%	1.27%	1.16%	1.49%	1.04%
Ratio of gross expenses to average net assets	0.98%	0.99%	1.00%	1.01%	1.01%
Portfolio turnover rate(b)	43.51%	33.06%	26.06%	34.96%	107.37%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

	Class II

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
JOHCM International Select Fund
Net asset value, beginning of year	$22.54	$23.68	$21.93	$19.96	$17.48
Income (loss) from investment operations:
Net investment income(a)	0.05	0.23	0.19	0.26	0.14
Net realized and unrealized gains (losses) from investments	5.11	(1.10)	1.76	1.81	2.37
Total from investment operations	5.16	(0.87)	1.95	2.07	2.51
Less distributions paid:
From net investment income	(0.17)	(0.27)	(0.20)	(0.10)	(0.03)
Total distributions paid	(0.17)	(0.27)	(0.20)	(0.10)	(0.03)
Change in net asset value	4.99	(1.14)	1.75	1.97	2.48
Net asset value, end of year	$27.53	$22.54	$23.68	$21.93	$19.96
Total return	23.02%	(3.59%)	8.97%	10.45%	14.37%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$643,607	$588,729	$551,489	$400,294	$297,486
Ratio of net expenses to average net assets	1.23%	1.24%	1.25%	1.27%	1.30%
Ratio of net investment income to average net assets	0.20%	1.03%	0.83%	1.29%	0.78%
Ratio of gross expenses to average net assets	1.23%	1.24%	1.25%	1.27%	1.30%
Ratio of expense recoupment to average net assets	—	—	—	0.01%	—
Portfolio turnover rate(b)	43.51%	33.06%	26.06%	34.96%	107.37%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

	Class I

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
JOHCM International Small Cap Equity Fund
Net asset value, beginning of year	$11.00	$13.03	$12.75	$10.64	$9.66
Income (loss) from investment operations:
Net investment income(a)	0.02	0.12	0.10	0.11	0.12
Net realized and unrealized gains (losses) from investments	0.31	(1.51)	0.37	2.13	0.97
Total from investment operations	0.33	(1.39)	0.47	2.24	1.09
Less distributions paid:
From net investment income	(0.12)	(0.13)	(0.09)	(0.13)	(0.11)
From net realized gains	(0.27)	(0.51)	(0.10)	—	—
Total distributions paid	(0.39)	(0.64)	(0.19)	(0.13)	(0.11)
Change in net asset value	(0.06)	(2.03)	0.28	2.11	0.98
Net asset value, end of year	$10.94	$11.00	$13.03	$12.75	$10.64
Total return	2.73%	(10.27%)	3.66%	21.30%	11.44%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$33,853	$29,053	$46,852	$62,965	$43,997
Ratio of net expenses to average net assets	1.30%	1.34%	1.31%	1.34%	1.34%
Ratio of net investment income to average net assets	0.17%	1.04%	0.79%	0.97%	1.17%
Ratio of gross expenses to average net assets	1.32%	1.34%	1.32%	1.36%	1.41%
Ratio of expense recoupment to average net assets	0.01%	—(b)	0.02%	—	—
Portfolio turnover rate(c)	24.72%	23.66%	17.61%	16.01%	39.39%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(b)	Amount rounds to less 0.005%.

(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

	Class II

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
JOHCM International Small Cap Equity Fund
Net asset value, beginning of year	$11.06	$13.09	$12.83	$10.70	$9.71
Income (loss) from investment operations:
Net investment income(a)	0.01	0.11	0.11	0.09	0.09
Net realized and unrealized gains (losses) from investments	0.30	(1.51)	0.33	2.15	1.00
Total from investment operations	0.31	(1.40)	0.44	2.24	1.09
Less distributions paid:
From net investment income	(0.10)	(0.12)	(0.08)	(0.11)	(0.10)
From net realized gains	(0.27)	(0.51)	(0.10)	—	—
Total distributions paid	(0.37)	(0.63)	(0.18)	(0.11)	(0.10)
Change in net asset value	(0.06)	(2.03)	0.26	2.13	0.99
Net asset value, end of year	$11.00	$11.06	$13.09	$12.83	$10.70
Total return	2.59%	(10.35%)	3.43%	21.21%	11.28%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$1,529	$1,609	$1,474	$1,230	$430
Ratio of net expenses to average net assets	1.45%	1.49%	1.47%	1.49%	1.49%
Ratio of net investment income to average net assets	0.04%	1.02%	0.87%	0.76%	0.94%
Ratio of gross expenses to average net assets	1.47%	1.49%	1.47%	1.53%	1.63%
Ratio of expense recoupment to average net assets	0.01%	—(b)	0.02%	—	—
Portfolio turnover rate(c)	24.72%	23.66%	17.61%	16.01%	39.39%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(b)	Amount rounds to less 0.005%.

(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

	Institutional Class

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
JOHCM International Small Cap Equity Fund
Net asset value, beginning of year	$10.99	$13.02	$12.74	$10.64	$9.66
Income (loss) from investment operations:
Net investment income(a)	0.03	0.14	0.15	0.14	0.13
Net realized and unrealized gains (losses) from investments	0.30	(1.51)	0.33	2.10	0.97
Total from investment operations	0.33	(1.37)	0.48	2.24	1.10
Less distributions paid:
From net investment income	(0.12)	(0.15)	(0.10)	(0.14)	(0.12)
From net realized gains	(0.27)	(0.51)	(0.10)	—	—
Total distributions paid	(0.39)	(0.66)	(0.20)	(0.14)	(0.12)
Change in net asset value	(0.06)	(2.03)	0.28	2.10	0.98
Net asset value, end of year	$10.93	$10.99	$13.02	$12.74	$10.64
Total return	2.79%	(10.13%)	3.73%	21.37%	11.54%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$145,033	$177,365	$219,774	$164,092	$75,799
Ratio of net expenses to average net assets	1.20%	1.24%	1.22%	1.24%	1.24%
Ratio of net investment income to average net assets	0.24%	1.29%	1.17%	1.24%	1.29%
Ratio of gross expenses to average net assets	1.22%	1.24%	1.22%	1.27%	1.28%
Ratio of expense recoupment to average net assets	0.01%	—(b)	0.02%	—	—
Portfolio turnover rate(c)	24.72%	23.66%	17.61%	16.01%	39.39%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(b)	Amount rounds to less 0.005%.

(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

	Class I

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016(a)
JOHCM Emerging Markets Small Mid Cap Equity Fund
Net asset value, beginning of period	$11.62	$11.85	$14.00	$11.78	$9.20
Income (loss) from investment operations:
Net investment income(b)	0.15	0.02	0.09	0.06	0.08
Net realized and unrealized gains (losses) from investments	1.70	(0.20)	(0.56)	2.38	2.50
Total from investment operations	1.85	(0.18)	(0.47)	2.44	2.58
Less distributions paid:
From net investment income	(0.07)	(0.05)	(0.13)	(0.22)	—
From net realized gains	—	—	(1.55)	—	—
Total distributions paid	(0.07)	(0.05)	(1.68)	(0.22)	—
Change in net asset value	1.78	(0.23)	(2.15)	2.22	2.58
Net asset value, end of period	$13.40	$11.62	$11.85	$14.00	$11.78
Total return	15.95%	(1.51%)	(4.50%)	21.37%	28.04	%(c)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$14,365	$415	$751	$149	$147
Ratio of net expenses to average net assets	1.64%	1.64%	1.64%	1.64%	1.64	%(d)
Ratio of net investment income to average net assets	1.21%	0.15%	0.69%	0.47%	1.11	%(d)
Ratio of gross expenses to average net assets	2.29%	2.66%	2.65%	4.37%	5.72	%(d)
Portfolio turnover rate(e)	136.73%	133.43%	127.34%	174.08%	162.74	%(c)

(a)	For the period from January 28, 2016, commencement of operations, to September 30, 2016.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

	Institutional Class

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
JOHCM Emerging Markets Small Mid Cap Equity Fund
Net asset value, beginning of year	$11.64	$11.87	$14.02	$11.78	$9.91
Income (loss) from investment operations:
Net investment income(a)	0.04	0.04	0.09	0.05	0.03
Net realized and unrealized gains (losses) from investments	1.83	(0.21)	(0.55)	2.42	2.28
Total from investment operations	1.87	(0.17)	(0.46)	2.47	2.31
Less distributions paid:
From net investment income	(0.09)	(0.06)	(0.14)	(0.23)	(0.06)
From net realized gains	—	—	(1.55)	—	(0.38)
Total distributions paid	(0.09)	(0.06)	(1.69)	(0.23)	(0.44)
Change in net asset value	1.78	(0.23)	(2.15)	2.24	1.87
Net asset value, end of year	$13.42	$11.64	$11.87	$14.02	$11.78
Total return	16.09%	(1.42%)	(4.43%)	21.59%	24.13%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$29,282	$23,870	$24,093	$7,406	$6,114
Ratio of net expenses to average net assets	1.54%	1.54%	1.54%	1.54%	1.54%
Ratio of net investment income to average net assets	0.33%	0.36%	0.69%	0.40%	0.27%
Ratio of gross expenses to average net assets	2.19%	2.56%	2.48%	4.38%	4.63%
Portfolio turnover rate(b)	136.73%	133.43%	127.34%	174.08%	162.74%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

	Institutional Class

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016(a)
JOHCM International Opportunities Fund
Net asset value, beginning of period	$10.65	$10.71	$11.19	$9.98	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.17	0.24	0.20	0.20	(—	)(c)
Net realized and unrealized gains (losses) from investments	(0.09)	(0.10)	(0.02)	1.09	(0.02)
Total from investment operations	0.08	0.14	0.18	1.29	(0.02)
Less distributions paid:
From net investment income	(0.23)	(0.18)	(0.29)	(0.08)	—
From net realized gains	(0.02)	(0.02)	(0.37)	—	—
Total distributions paid	(0.25)	(0.20)	(0.66)	(0.08)	—
Change in net asset value	(0.17)	(0.06)	(0.48)	1.21	(0.02)
Net asset value, end of period	$10.48	$10.65	$10.71	$11.19	$9.98
Total return(d)	0.62%	1.42%	1.76%	13.12%	(0.20%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$2,935	$2,301	$2,276	$2,254	$1,995
Ratio of net expenses to average net assets	0.89%	0.89%	0.89%	0.89%	0.89	%(e)
Ratio of net investment income (loss) to average net assets	1.60%	2.29%	1.86%	1.94%	(0.89	%)(e)
Ratio of gross expenses to average net assets	9.42%	8.61%	8.23%	9.03%	72.58	%(e)
Portfolio turnover rate(f)	64.62%	34.58%	57.05%	68.89%	—	(d)

(a)	For the period from September 29, 2016, commencement of operations, to September 30, 2016.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Amount was less than $0.005 per share.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

	Class I

	Year Ended September 30, 2020		Year Ended September 30, 2019		Period Ended September 30, 2018(a)
JOHCM Global Income Builder Fund
Net asset value, beginning of period	$10.09		$9.71		$10.00
Income (loss) from investment operations:
Net investment income(b)	0.21		0.31		0.29
Net realized and unrealized gains (losses) from investments	(0.11)		0.41		(0.30)
Total from investment operations	0.10		0.72		(0.01)
Less distributions paid:
From net investment income	(0.25)		(0.34)		(0.28)
From net realized gains	(0.05)		—		—
Total distributions paid	(0.30)		(0.34)		(0.28)
Change in net asset value	(0.20)		0.38		(0.29)
Net asset value, end of period	$9.89		$10.09		$9.71
Total return	0.99%		7.66%		(0.06	%)(c)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$7,285		$6,933		$5,516
Ratio of net expenses to average net assets	0.93%		0.98%		0.98	%(d)
Ratio of net investment income to average net assets	2.14%		3.14%		3.50	%(d)
Ratio of gross expenses to average net assets	1.08%		1.18%		1.56	%(d)
Portfolio turnover rate(e)	141.42	%(c)	54.70	%(c)	41.93	%(c)

(a)	For the period from November 29, 2017, commencement of operations, to September 30, 2018.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

	Class II

	Year Ended September 30, 2020		Period Ended September 30, 2019(a)
JOHCM Global Income Builder Fund
Net asset value, beginning of period	$10.09		$10.08
Income (loss) from investment operations:
Net investment income(b)	0.20		0.06
Net realized and unrealized gains (losses) from investments	(0.12)		0.01
Total from investment operations	0.08		0.07
Less distributions paid:
From net investment income	(0.23)		(0.06)
From net realized gains	(0.05)		—
Total distributions paid	(0.28)		(0.06)
Change in net asset value	(0.20)		0.01
Net asset value, end of period	$9.89		$10.09
Total return	0.86%		0.75	%(c)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$81		$77
Ratio of net expenses to average net assets	1.08%		1.13	%(d)
Ratio of net investment income to average net assets	2.01%		2.70	%(d)
Ratio of gross expenses to average net assets	1.23%		1.63	%(d)
Portfolio turnover rate(e)	141.42	%(c)	54.70	%(c)

(a)	For the period from June 28, 2019, commencement of operations, to September 30, 2019.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

	Institutional Class

	Year Ended September 30, 2020		Year Ended September 30, 2019		Period Ended September 30, 2018(a)
JOHCM Global Income Builder Fund
Net asset value, beginning of period	$10.09		$9.71		$10.00
Income (loss) from investment operations:
Net investment income(b)	0.22		0.33		0.30
Net realized and unrealized gains (losses) from investments	(0.11)		0.40		(0.30)
Total from investment operations	0.11		0.73		—
Less distributions paid:
From net investment income	(0.26)		(0.35)		(0.29)
From net realized gains	(0.05)		—		—
Total distributions paid	(0.31)		(0.35)		(0.29)
Change in net asset value	(0.20)		0.38		(0.29)
Net asset value, end of period	$9.89		$10.09		$9.71
Total return	1.09%		7.77%		0.03	%(c)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$75,835		$105,634		$28,206
Ratio of net expenses to average net assets	0.83%		0.88%		0.88	%(d)
Ratio of net investment income to average net assets	2.19%		3.42%		3.62	%(d)
Ratio of gross expenses to average net assets	0.98%		1.08%		1.47	%(d)
Portfolio turnover rate(e)	141.42	%(c)	54.70	%(c)	41.93	%(c)

(a)	For the period from November 29, 2017, commencement of operations, to September 30, 2018.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

	Institutional Class

	Period Ended September 30, 2020(a)
JOHCM Credit Income Fund
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income(b)	0.03
Net realized and unrealized losses from investments	(0.04)
Total from investment operations	(0.01)
Less distributions paid:
From net investment income	(0.04)
Total distributions paid	(0.04)
Change in net asset value	(0.05)
Net asset value, end of period	$9.95
Total return(c)	(0.14%)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$4,989
Ratio of net expenses to average net assets	0.65	%(d)
Ratio of net investment income to average net assets	2.85	%(d)
Ratio of gross expenses to average net assets	5.47	%(d)
Portfolio turnover rate(e)	5.72	%(c)

(a)	For the period from August 17, 2020, commencement of operations, to September 30, 2020.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

JOHCM CREDIT INCOME FUND

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

JOHCM GLOBAL EQUITY FUND

JOHCM GLOBAL INCOME BUILDER FUND

JOHCM INTERNATIONAL OPPORTUNITIES FUND

JOHCM INTERNATIONAL SELECT FUND

JOHCM INTERNATIONAL SMALL CAP EQUITY FUND

each, a series of Advisers Investment Trust

STATEMENT OF ADDITIONAL INFORMATION

April 1, 2021

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/Prospectus dated April 1, 2021 relating specifically to the joint special meeting of the shareholders of each series of the funds identified above (each, a “Target Fund”), each a series of Advisers Investment Trust (the “Target Trust”), to be held on June 2, 2021 (the “Combined Proxy Statement/Prospectus”). The Combined Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the JOHCM Funds Trust, c/o The Northern Trust Company, P.O. Box 4766 Chicago, IL 60680-4766 or by calling 866-260-9549 (toll free).

GENERAL INFORMATION

This SAI relates to relates to the reorganization of the Target Funds with and into a corresponding series (an “Acquiring Fund”) of JOHCM Funds Trust (the “JOHCM Trust”), which is listed opposite the Target Fund in the table below (each, a “Reorganization,” and together, the “Reorganizations”).

Target Fund (each a series of Advisers Investment Trust)	Acquiring Fund (each a series of JOHCM Funds Trust)	Proposal #
JOHCM Credit Income Fund	JOHCM Credit Income Fund	1
JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Opportunities Fund	2
JOHCM Emerging Markets Small Mid Cap Equity Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund	3
JOHCM Global Equity Fund	JOHCM Global Select Fund	4
JOHCM Global Income Builder Fund	JOHCM Global Income Builder Fund	5
JOHCM International Opportunities Fund	JOHCM International Opportunities Fund	6
JOHCM International Select Fund	JOHCM International Select Fund	7
JOHCM International Small Cap Equity Fund	JOHCM International Small Cap Equity Fund	8

Further information is included in the Combined Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION

This SAI incorporates by reference the following documents, which have each been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

•

The prospectus and statement of additional information (“SAI”) of the Target Trust on behalf of each Target Fund, dated January 28, 2021, as supplemented and amended to date (File No.  333-173080; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-21-018841) (the “Target Fund Prospectuses”); and

•

The audited financial statements, including the financial highlights, appearing in the Target Funds’ annual report to shareholders for the period ended September 30, 2020 (File No. 811-22538; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-20-309621)

Because each Acquiring Fund was newly created for purposes of this transaction, the Acquiring Funds have not published annual or semi-annual report to shareholders.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

Attached hereto as Exhibit A is Additional Information Regarding the Acquiring Funds.

1

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Acquiring Fund and the Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in “COMPARISON OF THE TARGET FUNDS AND THE ACQUIRING FUNDS—Comparison of Fee Tables and Expense Examples” in the Combined Proxy Statement/Prospectus. Under the Agreement and Plan of Reorganization, each Target Fund is proposed to be reorganized into its corresponding Acquiring Fund. The Reorganizations will not result in any material changes in the Target Funds’ investment portfolios because each Target Fund and its corresponding Acquiring Fund have substantially similar investment policies and restrictions. As a result, a schedule of investments of the Acquiring Funds modified to show the effects of such change is not required and is not included. There are no material

2

DESCRIPTION OF THE TRUST AND THE FUNDS

JOHCM Funds Trust (the “Trust”) is a Massachusetts business trust operating under an Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) dated December 4, 2020. The Trust is an open-end investment company. The Declaration of Trust permits the Board of Trustees (“Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest of separate series. This Statement of Additional Information relates to the JOHCM Emerging Markets Opportunities Fund, JOHCM Global Select Fund, JOHCM International Select Fund, JOHCM International Small Cap Equity Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM International Opportunities Fund, JOHCM Global Income Builder Fund, and JOHCM Credit Income Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Trust. The investment adviser to each of the Funds is JOHCM (USA) Inc. (the “Adviser”). Each Fund is a diversified fund.

For information concerning the purchase and redemption of shares of the Funds or the methods used to determine the share price and value of the Funds’ assets, see the Combined Proxy Statement/Prospectus.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISKS

Investment Strategies and Risks

All principal investment strategies and risks of each Fund are discussed in the Combined Proxy Statement/Prospectus. This section contains a more detailed discussion of some of the investments the Funds may make, some of the techniques the Funds may use, and the risks related to those techniques and investments. Additional non-principal strategies and risks also are discussed here.

Arbitrage Transactions

A Fund may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. To the extent a Fund engages in arbitrage transactions, it will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that the participating Fund may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities.

Borrowing

Each Fund may borrow money equal to 33 1/3% of its total assets for cash management or investment purposes. Borrowing may exaggerate changes in the net asset value (“NAV”) of a Fund’s shares and in the return on the Fund’s portfolio. Although the principal of any borrowing will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

The Trust, on behalf of the Funds, intends to enter into a $100 million revolving credit facility agreement (the “Credit Agreement”) with Northern Trust for liquidity or for other temporary or emergency purposes. The Credit Agreement is expected to permit the Funds to borrow up to an aggregate commitment amount of $100 million, $50 million of which is committed and $50 million of which is uncommitted) at any time outstanding, subject to asset coverage and other limitations as specified in the Credit Agreement. Borrowing results in interest expense and other fees and expenses that may impact the Funds’ expenses, including any net

3

expense ratios. The costs of borrowing may reduce the total returns for a Fund. The Credit Agreement is also expected to impose an ongoing commitment fee on undrawn amounts under the credit facility, which will be allocated to each share class within each Fund, pro rata, based on such Fund’s average net asset value.

Commercial Paper, Cash and Other High Quality Investments

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance current operations. The Funds may only invest in commercial paper rated at least “Prime-2” or better by Moody’s or rated “A-2” or better by S&P or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Each of the Funds may temporarily invest a portion of their assets in cash or other cash items pending other investments or to maintain liquid assets required in connection with some of the Funds’ investments. These cash items and other high quality debt securities may include fixed income securities issued by the governments, agencies or instrumentalities of the U.S. and other developed market countries (e.g., Japan and Canada), bankers’ acceptances, and bank certificates of deposit. If the Funds’ custodian (the “Custodian”) holds cash on behalf of a Fund, the Fund may be an unsecured creditor in the event of the insolvency of the Custodian. In addition, the Fund will be subject to credit risk with respect to the Custodian.

Convertible Securities

A convertible security is a security (a bond or preferred stock) that may be exchanged or converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event, such as a decline in capital ratio below a prescribed threshold, occurs. If such a trigger event occurs, a Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Due to uncertainty surrounding coupon payments, contingent convertible securities may be volatile, and their price may decline rapidly in the event that coupon payments are suspended. The value of contingent convertible securities is unpredictable, and holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.

Corporate Debt Securities

Corporate debt securities may include investment grade bonds (defined as Baa3 or higher by Moody’s or BBB- or higher by S&P) or the equivalent by any other nationally recognized statistical rating organization (“NRSRO”) or in unrated bonds that are determined by the Adviser to be of comparable quality at the time of investment. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. In addition, the Funds may create “synthetic” bonds which approximate desired risk and return profiles. This may be done where a “non-synthetic”

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security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes).

All debt securities are subject to the risk of an issuer’s credit risk, which is the risk that the issuer will be unable to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. To the extent a Fund holds fixed income securities, it may also be subject to market risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest.

Currency Risk

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of investments to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets causing a decline in value or liquidity in foreign holdings, whose value is tied to the affected foreign currency. Currency exchange rates can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or by currency or exchange controls or political and economic developments in the United States or abroad. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints. In addition, costs will be incurred in connection with conversions between various currencies.

Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and options, and options on currencies. Those Funds may use such currency instruments for hedging, investment, and/or currency risk management. Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. A Fund also may purchase or sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using options. See “Foreign Currency Forward Contracts, Futures, and Options” below for additional information.

Depositary Receipts

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in the U.S. securities markets. EDRs are the European equivalent of ADRs and are designed to attract investment capital from the European region. GDRs are designed to raise capital in the U.S. and foreign securities markets. The underlying shares of depositary receipts are held in trust by a custodian bank or similar financial institution in the issuer’s home country. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR, EDR or GDR.

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Unsponsored ADRs, EDRs and GDRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these unsponsored depositary receipts generally bear all the costs of the ADR, EDR or GDR facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored depositary receipts may carry more risk than sponsored depositary receipts because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs, EDRs and GDRs. Depositary Receipts also may be subject to liquidity risk.

Equity Securities

Equity securities consist of common stock, preferred stock, securities convertible into common and preferred stock, rights, warrants, income trusts, and Master Limited Partnerships (“MLP”). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Preferred stocks represent an equity interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends or in the event of issuer liquidation or bankruptcy. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Convertible securities are bonds, debentures, notes, preferred stocks that may be converted or exchanged into shares of the underlying common stock at a stated exchange ratio. Income trusts and Master Limited Partnerships units are equity investments and may lack diversification as such trusts are primarily invested in oil and gas, pipelines, and other infrastructures whereas MLPs are primarily engaged in the transportation, storage, processing, refining, marketing, exploration, productions, and mining of minerals and natural resources. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and NAV of a Fund will fluctuate. Securities in the Funds’ portfolios may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Smaller Company Equity Securities. The Funds may invest in equity securities of companies with small market capitalizations. Such investments may involve greater risk than is usually associated with larger, more established companies. Companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general. To the extent a Fund invests in securities with small market capitalizations, the NAV of the Fund may fluctuate more widely than market averages.

Foreign and Emerging Markets Investments

Investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange controls or exchange rate fluctuations, limits on repatriation of capital, less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S., more volatile markets, potentially less securities regulation, less favorable tax provisions, political or economic instability, war, or expropriation. As a result of its investments in foreign securities, the Funds may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.

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Each of the Funds will also invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). The Adviser includes within its definition of an emerging market country, any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); or (iii) listed in World Bank publications as developing.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

Certain European countries in which the Funds may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.

A Fund may, as part of its principal investment strategy, invest in frontier market countries. A sub-set of emerging markets, frontier markets are less developed than other emerging markets and are the most speculative. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. They have the least number of investors and may not have a stock market on which to trade. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. Most frontier markets consist chiefly of stocks of financial, telecommunications, and consumer companies that count on monthly payments from customers. Investments in this sector are typically illiquid, nontransparent, and subject to very low levels of regulation and high transaction fees. Frontier market investments may be subject to substantial political and currency risk. The risk of investing in frontier markets can be increased due to government ownership or control of parts of private sector and of certain companies; trade barriers, exchange

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controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by frontier market countries or their trading partners; and the relatively new and unsettled securities laws in many frontier market countries. These risks can result in the potential for extreme price volatility.

Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.

Foreign Currency Forward Contracts, Futures, and Options

When investing in foreign securities, a Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. A Fund incurs expenses in converting assets from one currency to another.

Forward Contracts. The Funds may enter into foreign currency forward contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date (“forward contracts”) for hedging purposes, either to “lock-in” the U.S. dollar purchase price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar, as well as for non-hedging purposes. The Funds may also enter into a forward contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (“cross hedging”). Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on an exchange, including counterparty credit risk.

Only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging market countries, or to securities of issuers domiciled or principally engaged in business in emerging market countries, in which the Funds may invest. This may limit a Fund’s ability to effectively hedge its investments in those emerging markets.

Foreign Currency Futures. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the settlement date, for a pre-negotiated price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward contracts. The Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. A Fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

Foreign Currency Options. The Funds may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, or to protect against potential declines in its portfolio securities that are denominated in foreign currencies.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities

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held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies written or purchased by the Funds may be traded on U.S. or foreign exchanges or over the counter. There is no systematic reporting of last sale information for foreign currencies traded over the counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.

Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

Interest Rate Futures: An interest rate futures contract is an exchange-traded contract in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar futures contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified security for Eurodollar futures is the London Interbank Offered Rate (LIBOR), which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.

Additional Risk Factors. As a result of its investments in foreign securities, the Funds may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, a Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. In addition, a Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Funds may hold foreign currency in anticipation of purchasing foreign securities.

The Funds may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of a Fund to do so. In such instances as well, a Fund may convert the foreign currencies to dollars at the then current exchange rates, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit the Funds to take advantage of favorable movements in the applicable exchange rate, it also exposes the Funds to risk of loss if such rates move in a direction adverse to a Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Funds from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect a Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.

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Initial Public Offerings (“IPOs”)

The Adviser generally attempts to allocate IPOs on a pro rata basis. However, due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, pro rata allocation may not always be possible. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce a Fund’s performance. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Large Shareholder Risk

To the extent that a significant portion of a Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the subscription and redemption activities of these shareholders with regard to Fund shares could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments). In addition, institutional separate accounts managed by the Manager may invest in the Fund and, therefore, the Manager at times may have discretionary authority over redemption decisions by a significant portion of the investor base holding shares of the Fund. In such instances, the Manager’s decision to make changes to or rebalance its client’s allocations in the separate accounts may impact the Fund’s performance.

Litigation and Enforcement Risk

The JOHCM Global Income Builder Fund and JOHCM Credit Income Fund may invest in companies involved in significant restructuring. These types of companies tend to involve increased litigation risk, including for investors in these companies. This risk may be greater in the event a Fund takes a large position or is otherwise prominently involved. The expense of defending against (or asserting) claims and paying any amounts pursuant to settlements or judgments would be borne by the Fund (directly if it were directly involved or indirectly in the case claims by or against an underlying company or settlements or judgments paid by an underlying company). Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

In addition, there have been a number of widely reported instances of violations of securities laws through the misuse of confidential information. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Investigations and enforcement proceedings may be charged with involvement in such violations. Furthermore, if persons associated with a company in which the Fund invested engages in such violations, the Fund could be exposed to losses.

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Loans

The JOHCM Global Income Builder Fund and JOHCM Credit Income Fund may invest in fixed and floating rate loans (“Loans”). Loans may include senior floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans (“Junior Loans”) and bridge loans or bridge facilities (“Bridge Loans”). Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Borrowers”) and one or more financial institutions and other lenders (“Lenders”). Generally, the Funds invest in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties.

A Fund has direct rights against the Borrower on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations, typically, the Fund will have a contractual relationship only with the Lender and not with the Borrower. The agreement governing Participations may limit the rights of the Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Borrower. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Borrower, it is possible, though unlikely, that the Fund could receive a portion of the borrower’s collateral. If the Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolio.

In the process of buying, selling and holding Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys or sells a Loan it may pay a fee. In certain circumstances, the Fund may receive a prepayment penalty fee upon prepayment of a Loan.

Additional Information concerning Senior Loans. Senior Loans typically hold the most senior position in the capital structure of the Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and shareholders of the Borrower. Collateral for Senior Loans may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or, (iv) security interests in shares of stock of subsidiaries or affiliates.

Additional Information concerning Junior Loans. Junior Loans include secured and unsecured loans including subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Loans generally give investors priority over general unsecured creditors in the event of an asset sale.

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Additional Information concerning Bridge Loans. Bridge Loans are short-term loan arrangements (e.g., 12 to 18 months) typically made by a Borrower in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans typically are structured as Senior Loans but may be structured as Junior Loans.

Additional Information concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which the Fund agrees to invest in a Loan at a future date. Typically, the Fund receives a commitment fee for entering into the Unfunded Commitment.

Additional Information concerning Synthetic Letters of Credit. Loans may include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When the Fund invests in a synthetic letter of credit, the Fund is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with the Fund acquiring direct rights against the Borrower.

Risk Factors of Loans. Loans are subject to the risks associated with debt obligations in general including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associated with the Borrower of the underlying Loan. The Fund may incur additional credit risk when the Fund acquires a participation in a Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the extent that Loans involve Borrowers in foreign or emerging markets, such Loans are subject to the risks associated with foreign investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loans.

High Yield Securities Risk. The Loans that the Fund invests in may not be rated by an NRSRO, will not be registered with the Securities and Exchange Commission (“SEC”) or any state securities commission and will not be listed on any national securities exchange. To the extent that such high yield Loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Non-Investment-Grade Debt Securities.” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably.

Liquidity Risk. Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in a timely fashion or at a favorable price could result in losses to the Fund.

Collateral and Subordination Risk. With respect to Loans that are secured, the Fund is subject to the risk that collateral securing the Loan will decline in value or have no value or that the Fund’s lien is or will become junior in payment to other liens. A decline in value of the collateral, whether as a result of market value declines, bankruptcy proceedings or otherwise, could cause the Loan to be under collateralized or unsecured. In such event, the Fund may have the ability to require that the Borrower pledge additional collateral. The Fund, however, is subject to the risk that the Borrower may not pledge such additional collateral or a sufficient amount of collateral. In some cases, there may be no formal requirement for the Borrower to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy a Borrower’s obligation on a Loan. If the Fund were unable to obtain sufficient proceeds upon a liquidation of such assets, this could negatively affect Fund performance.

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If a Borrower becomes involved in bankruptcy proceedings, a court may restrict the ability of a Fund to demand immediate repayment of the Loan by Borrower or otherwise liquidate the collateral. A court may also invalidate the Loan or a Fund’s security interest in collateral or subordinate the Fund’s rights under a Senior Loan or Junior Loan to the interest of the Borrower’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Borrower. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the Loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in Loan collateral. If a Fund’s security interest in Loan collateral is invalidated or a Senior Loan were subordinated to other debt of an Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could have to refund interest. Lenders and investors in Loans can be sued by other creditors and shareholders of the Borrowers. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan have been repaid.

Agent Risk. Selling Lenders, Agents and other entities who may be positioned between the Fund and the Borrower will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between the Fund and the Borrower may become insolvent or enter FDIC receivership or bankruptcy.

A Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/ or interest if assets or interests held by the Agent, Lender or other party positioned between the Fund and the Borrower are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.

Junior Loan Risk. Junior Loans are subject to the same general risks inherent to any Loan investment. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower. Junior Loans that are Bridge Loans generally carry the expectation that the Borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the Bridge Loan investor to increased risk. A Borrower’s use of Bridge Loans also involves the risk that the Borrower may be unable to locate permanent financing to replace the Bridge Loan, which may impair the Borrower’s perceived creditworthiness.

Mezzanine Loan Risk. In addition to the risk factors described above, mezzanine loans are subject to additional risks. Unlike conventional mortgage loans, mezzanine loans are not secured by a mortgage on the underlying real property but rather by a pledge of equity interests (such as a partnership or limited liability company membership) in the property owner or another company in the ownership structures that has control over the property. Such companies are typically structured as special purpose entities. Generally, mezzanine loans may be more highly leveraged than other types of Loans and subordinate in the capital structure of the Borrower. While foreclosure of a mezzanine loan generally takes substantially less time than foreclosure of a traditional mortgage, the holders of a mezzanine loan have different remedies available versus the holder of a first lien mortgage loan. In addition, a sale of the underlying real property would not be unencumbered, and thus would be subject to encumbrances by more senior mortgages and liens of other creditors. Upon foreclosure of a mezzanine loan, the holder of the mezzanine loan acquires an equity interest in the Borrower. However, because of the subordinate nature of a mezzanine loan, the real property continues to be subject to the lien of the

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mortgage and other liens encumbering the real estate. In the event the holder of a mezzanine loan forecloses on its equity collateral, the holder may need to cure the Borrower’s existing mortgage defaults or, to the extent permissible under the governing agreements, sell the property to pay off other creditors. To the extent that the amount of mortgages and senior indebtedness and liens exceed the value of the real estate, the collateral underlying the mezzanine loan may have little or no value.

Foreclosure Risk. There may be additional costs associated with enforcing a Fund’s remedies under a Loan including additional legal costs and payment of real property transfer taxes upon foreclosure in certain jurisdictions. As a result of these additional costs, the Fund may determine that pursuing foreclosure on the Loan collateral is not worth the associated costs. In addition, if the Fund incurs costs and the collateral loses value or is not recovered by the Fund in foreclosure, the Fund could lose more than its original investment in the Loan. Foreclosure risk is heightened for Junior Loans, including certain mezzanine loans.

Master Limited Partnerships (MLP)

The Funds may invest in limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invest in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. MLPs make distributions that are similar to dividends, and these are generally paid out on a quarterly basis. Some distributions received by a Fund with respect to its investments in MLPs may, if distributed by the Fund, be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs and the MLPs’ distribution policies. Generally speaking, MLP investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would result in higher interest expense. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.

MLPs are generally engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. To the extent that a MLP’s interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

For purposes of qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), a Fund is not permitted to invest more than 25% of its total assets in MLPs treated as “qualified publicly traded partnerships” for U.S. federal income tax purposes. Additionally, while MLPs are typically treated as partnerships for U.S. federal income tax purposes, changes in U.S. tax laws could revoke the pass-through attributes that provide the tax efficiencies that make MLPs attractive investment structures and could have the effect of reducing the amount of cash available for distribution by the MLP, resulting in a reduction of the value of a Fund’s investment in the MLP and lower income to the Fund. Changes in the laws, regulations or related interpretations relating to a Fund’s investments in MLPs could increase the Fund’s expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund’s ability to implement its investment strategy. See the “Tax Considerations” section of the SAI for more information about these and other special tax considerations that can arise in respect of a Fund’s investments in MLPs.

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Models and Data Risk

The Adviser may utilize various proprietary quantitative models in connection with providing investment management services to a Fund. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial loss. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for a Fund. Investments selected using the models may perform differently than expected as a result of, among other things, the market factors used in creating models, the weight given to each such market factor, changes from the market factors’ historical trends and technical issues in the construction and implementation of the models (e.g., data problems, and/or software issues). The Adviser’s judgments about the weightings among various models and strategies may be incorrect, adversely affecting performance.

Municipal Bonds and Municipal Securities Risks

Government obligations in which the JOHCM Global Income Builder Fund and JOHCM Credit Income Fund may invest also include municipal securities, which are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax.

Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. Contrary to historical trends, in recent years, the market has encountered increased rates of default and lower yields on municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.

Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease a Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Since some municipal securities may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

The interest rates on inverse floating rate municipal securities bear an inverse relationship to the interest rate on another security or the value of an index. The market value of the inverse floating rate security will vary inversely with changes in market interest rates and will be more volatile in response to interest rate changes than that of a fixed rate obligation. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Inverse floating rate instruments may be considered to be leveraged, including if their interest rates vary by a magnitude that exceeds the magnitude of a change in a reference rate of interest (typically a short-term interest rate). As a result, the market prices of inverse floating rate securities may be

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highly sensitive to changes in interest rates and in prepayment rates on the underlying securities and may decrease significantly when interest rates increase or prepayment rates change.

Non-Investment-Grade Debt Securities

The Funds may invest in non-investment-grade securities. Non-investment-grade securities, also referred to as “high yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB- by Standard & Poor’s) or are determined to be of comparable quality by the Fund’s Adviser. These securities are generally considered to be, on balance, highly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities held by the Fund defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of the Fund to sell a high yield security or the price at which the Fund could sell a high yield security, and could adversely affect the daily NAV of Fund Shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

A Fund will not necessarily dispose of a security if a credit-rating agency downgrades the rating of the security below its rating at the time of purchase.

Options

The Funds may invest in covered put and covered call options and write covered put and covered call options on securities in which it may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

A Fund may write put and call options on securities only if they are “covered,” and such options must remain “covered” as long as the Fund is obligated as a writer. Transactions using options (other than options that

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the Fund has purchased) expose the Fund to an obligation to another party. The Funds will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Funds’ Custodian in the prescribed amount. Under current SEC guidelines, each Fund will segregate assets to cover transactions in which the Fund writes or sells options. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. A call option is “covered” if the Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund maintains appropriate liquid securities with a value equal to the strike price or holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is “covered” if a Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

There are numerous risks associated with transactions in options. The principal factors affecting the market value of an option include supply and demand, interest rates, current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date. The premium received for an option written by a Fund is recorded as an asset of the Fund and its obligation under the option contract as an equivalent liability. A Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily.

A decision as to whether, when and how to write call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Funds may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

Because the exercise of index options is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. When a call option sold by a Fund is exercised or closed out, a Fund may be required to sell portfolio securities or to deliver portfolio securities to the option purchaser to satisfy its obligations when it would not otherwise choose to do so,

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or a Fund may choose to sell portfolio securities to realize gains to offset the losses realized upon option exercise. Such sales or delivery would involve transaction costs borne by a Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed to individuals at ordinary income tax rates, and may adversely impact a Fund’s after-tax returns.

OTC Options Risks. The Funds may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and it will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Funds may also purchase and write so-called dealer options.

Participants in OTC options markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and therefore OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives.

Other Derivatives

A Fund investing in derivatives will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, a Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Adviser’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Certain investment strategies of the Funds described above may be deemed to involve the issuance or sale of a senior security by a Fund which require the Fund to enter into offsetting transactions or to segregate assets in amounts that would cover the Fund’s potential liabilities consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

In November 2019, the SEC re-proposed a new rule that would replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. The ultimate impact, if any, of the new rule remains unclear, but if adopted as proposed, the rule would, among other things, require that a Fund limit derivatives exposure through one of two value-at-risk tests, eliminate the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and related SEC staff guidance, and require a Fund entering into reverse repurchase agreements (or other similar financing transactions) to count its exposure under such agreements and transactions towards its required asset coverage requirement under Section 18 of the 1940 Act. A Fund would be required to adopt and implement a derivatives risk management program. If a Fund’s derivatives usage is maintained at minimal levels, however, it would not be subject to the full requirements under the rule. While the full extent and cost of these regulations is unclear, and proposed regulations may be revised before adoption or may never be adopted, these regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions and/or increase the cost of such

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derivatives transactions. These limitations may substantially curtail a Fund’s ability to use derivative instruments and inhibit the Adviser’s ability to establish what it views as the optimal investment exposure for a Fund. If the proposed rule is adopted, a Fund might not be able to use derivative instruments, reverse repurchase agreements and other transactions to the same extent as if the current regulatory structure had remained in place, and the ability of the Adviser to pursue a Fund’s investment objective as currently anticipated, and the Fund’s investment performance, might be adversely affected.

The Trust, on behalf of the Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Funds’ operation. Accordingly, the Funds are not currently subject to registration or regulation as a commodity pool operator.

Equity-Linked Instruments Risk. There is a risk that, in addition to market risk and other risks of the referenced equity security, a Fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject a Fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the Fund’s investment

Participatory Notes. Each of the Funds may also invest in participatory notes. Participatory notes issued by banks or broker-dealers are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative that generally are traded over-the-counter. Even though a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and each Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. Other recent U.S. and non U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the 1940 Act restrictions with respect to “senior securities,” have resulted in, and may in the future result in, new regulation of derivative instruments and a Fund’s use of such instruments. New regulations could, among other things, restrict the Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish new margin requirements and/or increase the costs of derivatives transactions, and the Fund may as a result be unable to execute its investment strategies in a manner its Manager might otherwise choose.

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Other Investment Companies

The Funds may invest in securities issued by other investment companies, including shares of money market funds, exchange traded funds (“ETFs”), open-end and closed-end investment companies, real estate investment trusts, and passive foreign investment companies.

ETFs may not be actively managed. Rather, an ETF’s objective may track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, a Fund may have a greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities. Because of this, an ETF’s price can be volatile. In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF’s performance attributable to transaction and other expenses, including fees paid by the ETF to service providers.

The value of commodity-linked ETFs may be affected by changes in overall market movements, commodity index volatility, change in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The prices of commodity-related ETFs may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash

The Funds may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of a Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Also, there may be a limited secondary market for shares of closed-end funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

Shares of closed-end funds and ETFs are not individually redeemable, but are traded on securities exchanges. The prices of such shares are based upon, but not necessarily identical to, the value of the securities held by the issuer. There is no assurance that the requirements of the securities exchange necessary to maintain the listing of shares of any closed-end fund or ETF will continue to be met.

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

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Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for favorable tax treatment under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include limited financial resources, infrequent or limited trading, and more abrupt or erratic price movements than larger company securities. In addition, small capitalization stocks, such as certain REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Some of the countries in which the Funds may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Preferred Stock

Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to a Fund. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issue. Preferred stocks lack voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to a Fund.

Regulatory Risk

Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of the Fund.

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Repurchase Agreements

To maintain liquidity, each Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.

A repurchase agreement is a transaction in which a Fund purchases a security and, at the same time, the seller (normally a commercial bank or broker-dealer) agrees to repurchase the same security (and/or a security substituted for it under the repurchase agreement) at an agreed-upon price and date in the future. The resale price is in excess of the purchase price, as it reflects an agreed-upon market interest rate effective for the period of time during which the Fund holds the securities. Repurchase agreements may be viewed as a type of secured lending. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement is required to provide additional collateral so that all times the collateral is at least 102 % of the repurchase price.

The majority of these transactions run from day to day and not more than seven days from the original purchase. However, the maturities of the securities subject to repurchase agreements are not subject to any limits and may exceed one year. The securities will be marked to market every business day so that their value is at least equal to the amount due from the seller, including accrued interest. A Fund’s risk is limited to the ability of the seller to pay the agreed-upon sum on the delivery date.

Although repurchase agreements carry certain risks not associated with direct investments in securities, each Fund intends to enter into repurchase agreements only with banks and dealers believed by the Adviser to present minimum credit risks in accordance with guidelines established by the Board of Trustees.

Illiquid Securities

Each Fund may invest in illiquid securities. Each Fund will invest no more than 15% of its net assets in illiquid securities, including repurchase agreements and time deposits of more than seven days’ duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay. The SEC has adopted a liquidity risk management rule (the “Liquidity Rule”) that requires the Funds to establish a liquidity risk management program (the “LRMP”). The Trustees, including a majority of the Independent Trustees (defined infra), have designated the Adviser to administer the Funds’ LRMP. Under the LRMP, the Adviser assesses, manages, and periodically reviews the Funds’ liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that the Funds could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors’ interests in the Funds. The liquidity of the Funds’ portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Funds can expect to be exposed to greater liquidity risk. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in a Fund’s investments.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

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Securities Issued in PIPE Transactions

Some Funds may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by the Fund in such transactions are subject to resale restrictions under securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by the Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require the Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, a Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by the Fund may be deemed illiquid.

Sovereign Obligations

Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured instruments include structured notes. In addition to the risks applicable to investments in structured investments and debt securities in general, structured notes bear the risk that the issuer may not be required to pay interest on the structured note if the index rate rises above or falls below a certain level. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt

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and requests to extend additional loan amounts. Structured investments include a wide variety of instruments including, without limitation, collateralized debt obligations, credit linked notes, and participation notes and participatory notes.

Swaps Risk

A Fund, as the purchaser in a swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk—the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, a Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

As the seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, a Fund would keep the premium payments received from the counterparty and generally would have no payment obligations, with the exception of an initial payment made on the credit default swap or any margin requirements with the credit default swap counterparty. For credit default swap agreements, trigger events for payment under the agreement vary by the type of underlying investment (e.g., corporate and sovereign debt and asset-backed securities) and by jurisdiction (e.g., United States, Europe and Asia).

In connection with credit default swaps in which a Fund is the seller, the Fund will typically segregate or “earmark” cash or liquid assets, or enter into certain offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).

If the Funds enter into a credit default swap agreement, the Funds will write insurance protection on the full notional amount of the agreement. Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because, they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

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U.S. Government Securities

The Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae (“FNMA”), are supported by the right of the issuer to borrow from the Treasury; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, or the FHLMC, since it is not obligated to do so by law. These agencies or instrumentalities are supported by the issuer’s right to borrow specific amounts from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations from such agencies or instrumentalities, or the credit of the agency or instrumentality. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. The Funds do not invest in warrants but may receive them pursuant to a corporate event involving one of its portfolio holdings. In addition, the percentage increase or decrease in the market price of a warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

When-Issued or Delayed-Delivery Securities

The Funds may purchase securities on a “when-issued” or “delayed delivery” basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the investment adviser deems it advisable for investment reasons.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated or earmarked on the books of the Fund and held by the Custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by the Fund, may increase NAV fluctuation.

Securities purchased on a when-issued or delayed-delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. A Fund will not invest more than 25% of its assets in when-issued or delayed delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund reserves the right to sell acquired when-issued or delayed-delivery securities before their settlement dates if deemed advisable.

Temporary Defensive Position

From time to time, each Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. government

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repurchase agreements. A Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, a Fund may not achieve its investment objective.

Fund Operations

Operational Risk. An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.

Information Security Risk. The Funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Funds or the Adviser, Custodian, transfer agent, fund accounting agent, financial intermediaries, and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede security trading, subject the Funds to regulatory fines, financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber-security risks are also present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value.

Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. As used in the Combined Proxy Statement/Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of a Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. All other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental. A Fund may:

1. Borrowing Money. Borrow money to the extent consistent with applicable law, regulation or order from time to time.

2. Senior Securities. Issue senior securities to the extent consistent with applicable law, regulation or order from time to time.

3. Underwriting. Act as underwriter of securities to the extent consistent with applicable law, regulation or order from time to time.

4. Real Estate. Purchase, sell, or hold real estate or interests in real estate to the extent consistent with applicable law, regulation or order from time to time.

5. Commodities. Invest in commodities to the extent consistent with applicable law, regulation or order from time to time.

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6. Loans. Make loans to others to the extent consistent with applicable law, regulation or order from time to time.

7. Concentration. Not purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities, including securities issued by any agency or instrumentality of the U.S. government, and related repurchase agreements.

In determining whether a transaction is permitted by applicable law, regulation, or order, the Funds currently construe fundamental policies (1) and (2) above not to prohibit any transaction that is permitted under Section 18 of the 1940 Act and the rules thereunder, as interpreted or modified, or as may otherwise be permitted by regulators having jurisdiction from time to time. The Trust understands that the staff of the SEC deems certain transactions that the Funds may enter into to involve the issuance of a senior security unless certain cash, U.S. government securities or other high grade debt instruments are deposited in a segregated account or are otherwise covered. Such transactions include: short sales, reverse repurchase agreements, forward contracts, futures contracts and options thereon, options on securities and currencies, dollar rolls, and swaps, caps, floors and collars. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Provisions of the 1940 Act permit the Funds to borrow from a bank, provided that the borrowing Funds maintains continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with exceptions for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.

For purposes of fundamental policy (5) above, all swap agreements and other derivative instruments that were not classified as commodity interests or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts.

Except as otherwise required by applicable law, with respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.

Non-Fundamental Investment Restrictions. The investment restrictions described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be given 60 days’ advance notice of any change to the following non-fundamental policies:

JOHCM Emerging Markets Opportunities Fund: The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities of companies located in emerging markets.

JOHCM Global Select Fund: The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities of U.S. and foreign companies.

JOHCM International Small Cap Equity Fund: The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities such as common stocks, preferred stock, rights, and warrants issued by small companies that are located outside the United States, including companies located in emerging and frontier as well as in developed markets.

JOHCM Emerging Markets Small Mid Cap Equity Fund: The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities issued by small and medium capitalization companies that are located in emerging markets, including frontier markets.

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JOHCM Global Income Builder Fund: The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in income producing securities.

JOHCM Credit Income Fund: The Fund invests, under normal circumstances, at least 80% of its net assets in fixed income securities across a wide range of maturities.

SHARES OF THE FUNDS

Shares in the Funds are offered in multiple classes. Each Fund is currently authorized to issue Investor Shares, Institutional Shares and Class Z Shares. Each Fund other than JOHCM International Select Fund is also currently authorized to issue Advisor Shares. The differences between the share classes, procedures for purchasing shares of the Fund, and the procedures for redeeming shares of the Fund are summarized in the Combined Proxy Statement/Prospectus.

MANAGEMENT OF THE TRUST

The Board of Trustees and Trust Officers

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves until the termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Board generally meets four times a year to review the progress and status of the Trust. The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (each an “Independent Trustee”).

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Joseph P. Gennaco (1961)	Trustee	Since inception	Sole Principal at JPG Consulting, LLC (April 2019 – present); Independent Non-Executive Director at BNY Mellon International Limited (January 2019 – present); Executive at BNY Mellon (July 2005 – December 2018).	8	None
Barbara A. McCann (1961)	Trustee	Since inception	None	8	None
Kevin J. McKenna (1957)	Trustee	Since inception	Chief Operating Officer and Managing Director of BlackRock Global Allocation Fund Team at BlackRock, Inc. (January 2011 – September 2016).	8	None
Beth K. Werths (1968)	Trustee	Since inception	Executive Vice President and International General Counsel at Natixis Investment Management (until November 2020).	8	None

[1]	The mailing address of each Trustee is 53 State Street, 13th Floor Boston, MA, 02109.

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The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Nicholas Good (1973)	Trustee	Since inception	Chief Executive Officer of JOHCM (USA) Inc. (December 2019 – present); Executive Vice President and Chief Growth & Strategy Officer at State Street Global Advisors (April 2018 – November 2019); Co-Head of Global SPDR Business at State Street Global Advisors (May 2016 – April 2018).	8	None
Jonathan Weitz (1976)	President and Chief Executive Officer	Since inception	Chief Operating Officer, US JOHCM (USA) Inc. 2020 to present; Senior Vice President - Business Manager JOHCM (USA) Inc. 2016 to 2020; Partner and Management Committee Member Century Capital Management 2003 to 2016.	N/A	N/A
Troy Sheets (1971)	Treasurer	Since inception	Senior Director, Foreside Financial Group, LLC 2016 to present; Director, Beacon Hill Fund Services, Inc. 2009 to 2016.	N/A	N/A
Mary Lomasney (1957)	Secretary	Since inception	Head of Legal and Compliance, US, JOHCM (USA) Inc. 2016 to present; Managing Director BNY Mellon 2007 to 2015.	N/A	N/A
Matthew J. Broucek (1988)	Assistant Secretary	Since inception	Vice President, Northern Trust Global Fund Services Fund Governance Solutions 2016 to present; Associate, RSM US LLP, 2015 to 2016.	N/A	N/A

[1]	The mailing address of each Trustee is 53 State Street, 13th Floor Boston, MA, 02109.

As of December 31, 2020, none of the Trustees beneficially owned any of the equity securities of Trust

Trustee Compensation

Trustees who are deemed “interested persons” of the Trust and officers of the Trust receive no compensation from the Funds. The Trust has no retirement or pension plans. Because the Trust is newly formed, no compensation has yet been paid to the Trustees. The following table summarizes the compensation to be paid to the Independent Trustees for the Fund’s initial fiscal year ending September 30, 2021.1

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Name of Trustee	Aggregate Compensation from the Funds	Total Compensation from the Trust
Joseph P. Gennaco	$98,250	$98,250
Barbara A. McCann	$92,250	$92,250
Kevin J. McKenna	$92,250	$92,250
Beth K. Werths	$95,250	$95,250

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Total compensation is based on estimated amounts to be paid for the Funds’ initial fiscal year ending September 30, 2021. For the initial fiscal year, the Funds expect to pay compensation to the Independent Trustees for three of the four fiscal quarters. At its initial meeting in December 2020, the Board approved retainer fees for the Independent Trustees at the following annual rates: $105,000 for each Independent Trustee, in addition to $12,000 for each member of the Audit Committee (and $8,000 for the chair of the Audit Committee) and $6,000 for each member of the Nominating and Governance Committee (and $4,000 for the chair of the Nominating and Governance Committee). The Board additionally approved compensatory fees for special meetings at the following per-meeting rates: $3,000 for in-person special meetings of the Board, and $1,500 for in-person special meetings of the Audit Committee and Nominating and Governance Committee.

Leadership Structure and Board of Trustees

The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. Four of the Trustees on the Board are independent of and not affiliated with the Adviser or its affiliates. The Chair of the Board of Trustees is Nicholas Good, who is an interested Trustee. The Board has adopted Fund Governance Guidelines to provide guidance for effective leadership. The guidance sets forth criteria for Board membership, trustee orientation and continuing education and annual trustee evaluations. The Board reviews quarterly reports from the investment advisers providing management services to the Funds, as well as quarterly reports from the Chief Compliance Officer (“CCO”) and other service providers. This process allows the Board to effectively evaluate issues that impact the Trust as a whole as well as issues that are unique to each Fund. The Board has determined that this leadership structure is appropriate to ensure that the regular business of the Board is conducted efficiently while still permitting the Trustees to effectively fulfill their fiduciary and oversight obligations. The Board reviews its structure and the structure of its committees annually.

The Trustees have delegated day-to-day operations to various service providers whose activities they oversee. The Trustees have also engaged legal counsel (who is also legal counsel to the Trust) that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust. The Trustees meet separately in an executive session on an at least quarterly basis and meet separately in executive session with the Funds’ CCO at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure and the structure of its committees. The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee.

All of the Independent Trustees are members of the Audit Committee. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and to act as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, CCO and legal counsel, stay fully informed regarding management decisions. Because the Fund is newly organized, the Audit Committee did not meet during the prior fiscal year.

All of the Independent Trustees are members of the Nominating and Governance Committee. The Nominating and Governance Committee nominates candidates for election to the Board of Trustees, makes nominations for membership on all committees. The Nominating and Governance Committee also reviews as necessary the responsibilities of any committees of the Board and whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be

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combined or reorganized. The Nominating and Governance Committee makes recommendations for any such action to the full Board. The Nominating and Governance Committee also considers candidates for trustees nominated by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Nominating and Governance Committee Chairperson for evaluation. Because the Fund is newly organized, the Nominating and Governance Committee did not meet during the prior fiscal year.

Board Oversight of Risk

The Funds are subject to a number of risks, including investment, compliance, operational and financial risks, among others. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers, subject to supervision by Fund Management. The Audit Committee and the Board oversee efforts by management and service providers to manage risks to which the Funds may be exposed. For example, the Board meets with portfolio managers and receives regular reports regarding investment and liquidity risks. The Board meets with the CCO and receives regular reports regarding compliance and regulatory risks. The Audit Committee meets with the Trust’s Treasurer and receives regular reports regarding fund operations and risks related to the valuation, and overall financial reporting of the Funds. From its review of these reports and discussions with management, the Board learns in detail about the material risks to which each Fund is exposed, enabling a dialogue about how management and service providers mitigate those risks.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations. The Trustees believe that their current oversight approach is an appropriate way to manage risks facing each Fund, whether investment, compliance, financial, or otherwise. The Trustees may, at any time in their discretion, change the manner in which they conduct risk oversight of the Funds.

Additional Information About the Trustees

The Board believes each of the Trustees has demonstrated leadership abilities and possesses experience, qualifications, and skills valuable to the Trust. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them.

Below is additional information concerning each particular Trustee and his or her attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, and the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems or develop solutions.

Joseph P. Gennaco is a seasoned and results-driven business executive with impeccable integrity and strong leadership skills. He has close to 40 years’ worth of experience with various areas of business and finance including: Operations, Technology, Finance, Risk & Compliance, and all facets of Distribution (including Sales, Marketing, Relationship Management, and Product Development). Mr. Gennaco additionally possesses strong communications skills, as well as interpersonal and relationship-building skills.

Barbara A. McCann is a senior financial services executive who is skilled at developing and implementing business strategies. Ms. McCann has a proven record of executing business initiatives through

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managing teams within and across business lines. She managed the BNY Mellon Institutional Funds Group, during which time she succeeded in growing the group’s assets under management from $1.5 billion to over $5.5 billion in the span of two years. Ms. McCann has worked closely with sales, compliance, legal investment managers and operational groups to ensure continued growth of the funds she has overseen, and she is familiar with many funds and investment boutiques. Ms. McCann also served as the Secretary of the Mellon Institutional Funds Group Board.

Kevin J. McKenna has over 30 years of experience in the investment management industry, and has an abiding respect for fiduciary duty. He has managed a wide variety of fixed income portfolios and supervised a large and complex fixed-income investment platform. Mr. McKenna has also served as Managing Director and Chief Operating Officer for a large multi-asset team, where he served as the team’s primary point of contact with corporate Internal Audit and Risk Management groups. Separately, Mr. McKenna sat on the Regional and Global Management Committees of a leading global prime broker.

Beth K. Werths has senior executive level experience in business and management that provides her with an insightful perspective on strategic planning, risk oversight, operational matters and crisis management that is valuable to the Board. Her legal expertise and leadership on global governance, regulatory, product development, information technology and information security issues contribute to her skills in the areas of risk management, compliance, internal controls, legislative advocacy and cybersecurity. She provides the Board with considerable knowledge and insight regarding the financial services industry as well as governance, regulatory and investor relations issues that are relevant to large corporations. She has a record of demonstrated executive leadership and integrity and has served in roles where she counsels other senior executives and boards.

Nicholas Good is very closely connected to the Funds from a performance, risk and commercial perspective due to his position as Chief Executive Officer of JOHCM (USA) Inc. Mr.  Good possesses over 20 years’ worth of experience in asset management.

CODE OF ETHICS

The Trust, the Adviser, and the principal underwriter have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the 1940 Act. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund.

DISTRIBUTION

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act, applicable to Advisor Shares and Investor Shares that permits each Fund to pay for certain distribution and promotion activities related to marketing their shares and other shareholder services (the “Plan”). Pursuant to the Plan, a Fund will pay its principal underwriter a fee for the principal underwriter’s services in connection with the sales and promotion of the Fund and the provision of shareholder services to Fund shareholders, including its expenses in connection therewith, at an annual rate of ten basis points (0.10%) of each of the Funds’ average daily net assets attributable to Advisor Shares, twenty-five basis points (0.25%) of each of the Funds’ average daily net assets attributable to Investor Shares. Payments received by the principal underwriter pursuant to the Plan may be greater or less than distribution expenses incurred by the principal underwriter with respect to the applicable class and are in addition to fees paid by each Fund pursuant to the Investment Advisory Agreement. The principal underwriter may in turn pay others for distribution and shareholder servicing as described below.

The Plan has been approved by the Funds’ Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan or any related agreement. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and a Plan or any related agreement may be terminated at any time without penalty by a majority of such Independent

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Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the outstanding shares of the applicable class, and all other material amendments to a Plan or any related agreement must be approved by a majority of the Independent Trustees.

Financial Intermediaries

The Funds may authorize certain financial intermediaries to accept purchase and redemption orders on its behalf. A Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.

The Funds may enter into agreements with financial intermediaries under which a Fund pays the financial intermediaries for services, such as networking, sub-transfer agency and/or omnibus recordkeeping. The Funds may also reimburse the Adviser or Foreside Fund Partners, LLC (to be renamed JOHCM Funds Distributors, LLC) (the “Distributor”) for amounts they pay to financial intermediaries for the provision of such services. The amount of such payments and/or reimbursements and the manner in which such amount is calculated are reviewed by the Trustees periodically. The amount of such payments permitted to be made outside the Plan is currently capped by resolution of the Board. Any payments made pursuant to agreements between the Funds and financial intermediaries are in addition to, rather than in lieu of, shareholder servicing fees that a financial intermediary may be receiving under an agreement with the Distributor. The Funds may enter into certain agreements with financial intermediaries that require payments for sub-transfer agency services in excess of the Board-approved cap on payments and/or reimbursements to financial intermediaries. In such instances the Adviser will pay, out of its own profits, the difference between the amount due under the agreement with the financial intermediary and the cap on such payments and/or reimbursements approved by the Board of Trustees.

Financial intermediaries are firms that sell shares of mutual funds, including the Fund, for compensation and/or provide certain administrative and account maintenance services to mutual fund investors. Financial intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies. In some cases, a financial intermediary may hold its clients’ Fund shares in nominee name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The Funds may from time to time purchase securities issued by financial intermediaries that provide such services, or their affiliates; however, in selecting investments for a Fund, no preference will be shown for such securities.

The compensation paid by the Funds or the Adviser or its affiliates to a financial intermediary is typically paid continually over time, during the period when the financial intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid by a Fund or the Adviser or its affiliates to different financial intermediaries for shareholder services varies. The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in a Fund or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the financial intermediary.

If payments to financial intermediaries by a mutual fund, distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, a shareholder’s financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with a financial adviser to learn more about the total amounts paid to that financial adviser and his or her firm by the Distributor and its affiliates and by sponsors of other mutual funds he or she may recommend to you.

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You should also consult disclosures made by your financial intermediary at the time of purchase. You should ask your financial intermediary whether it receives additional cash compensation payments, as described below, from the Adviser or its affiliates.

If you are purchasing, selling, exchanging or holding Fund shares through a program of services offered by a financial intermediary, you may be required by the financial intermediary to pay additional fees. You should contact the financial intermediary for information concerning what additional fees, if any, may be charged.

The Distributor, the Adviser and/or their affiliates may make payments to financial intermediaries for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Funds. These payments are not reflected as Fund expenses in the fee table contained in the Combined Proxy Statement/Prospectus. The total amount of these payments may be substantial, may be substantial to any given recipient, and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the Adviser and/or their affiliates, and the recipients of these payments. Revenue sharing payments may also include non-cash compensation to financial intermediaries and their representatives in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national conferences or seminars.

Revenue sharing payments create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments by a Fund under the Plan or for recordkeeping and/or shareholder services, also benefit the Adviser, the Distributor and their affiliates to the extent the payments result in more assets being invested in the Fund(s) on which fees are being charged.

Because the Funds have not yet commenced operations as of the date of this SAI, no revenue sharing payments have been made by the Funds’ Adviser or Distributor in respect of the Funds.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons and Principal Holders

Shareholders who beneficially own more than 25% of the shares of a Fund are presumed to “control” the Fund as that term is defined under the 1940 Act. Persons controlling a Fund can affect the outcome of proposals submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the Investment Advisory Agreement with the Adviser. Because the Fund commenced operations on or following the date of this SAI, as of January 15, 2021, no person or entity “controlled” (within the meaning of the 1940 Act) the Fund.

Management Ownership

As of the date of this SAI, the Trustees and officers of the Fund, as a group, did not own any outstanding equity securities of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser

JOHCM (USA) Inc. (the “Adviser” or “JOHCM USA”) serves as the investment adviser to the Funds. The Adviser’s principal place of business is 53 State Street, 13th Floor Boston, MA, 02109. JOHCM USA is wholly owned by J O Hambro Capital Management Limited (“JOH Ltd.,” and, together with JOHCM USA, “JOHCM”),

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which is organized under the laws of England and Wales. The Adviser is an investment adviser registered with the SEC in the U.S. under the 1940 Act. As Adviser to the Funds, JOHCM USA continuously reviews, supervises, and administers each Fund’s investment program. JOHCM USA also ensures compliance with each Fund’s investment policies and guidelines. As of December 31, 2020, JOHCM USA had approximately $2.5 billion in assets under management.

JOHCM USA has entered into a personnel-sharing arrangement with JOH Ltd., its United Kingdom-based affiliate, and with its Singapore-based affiliate, JOHCM (Singapore) Pte. Limited (“JOH Singapore”). Pursuant to these arrangements, certain employees of JOH Ltd. and JOH Singapore, as “participating affiliates,” will serve as “associated persons” of JOHCM USA and, in this capacity, be subject to the oversight of JOHCM USA and its Chief Compliance Officer. These associated persons will, on behalf of JOHCM USA, provide discretionary investment management services (including acting as portfolio managers), research and related services to the Funds in accordance with the investment objectives, policies and limitations set forth in this SAI and the Combined Proxy Statement/Prospectus. While JOH Ltd. is currently registered as an investment adviser with the SEC, while acting as a participating affiliate of JOHCM USA, its associated persons will be subject to the policies and procedures of JOHCM USA. JOH Ltd. may in the future deregister as an investment adviser in the US, but such deregistration would not affect the participating affiliate arrangement through which it provides services to the Funds. JOH Singapore is not registered as an investment adviser with the SEC.

In addition, trading personnel will be shared across the affiliates referenced above, and execution of trades may be done by personnel employed by these affiliated entities, in each case subject to the participating affiliate arrangements described above. JOHCM USA expects to execute a substantial portion of each Fund’s trading orders through personnel and systems housed at JOH Ltd. in the United Kingdom. JOHCM USA expects to utilize this arrangement for the Funds regardless of whether the named portfolio managers are located in the U.S., U.K. or Singapore.

Under the terms of the Trust’s Investment Advisory Agreement with the Adviser (“Advisory Agreement”), the Adviser, subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Funds such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with each Fund’s investment objective and policies. As compensation for advisory services, the Funds are obligated to pay the Adviser fees computed and accrued daily and paid monthly at the annual rates set forth below:

Fund	Percentage of Average Daily Net Assets
JOHCM Emerging Markets Opportunities Fund	0.90%
JOHCM Global Select Fund	0.89%
JOHCM International Select Fund	0.89%
JOHCM International Small Cap Equity Fund	1.05%
JOHCM Emerging Markets Small Mid Cap Equity Fund	1.30%
JOHCM International Opportunities Fund	0.75%
JOHCM Global Income Builder Fund	0.67%
JOHCM Credit Income Fund	0.55%

Because the Trust is newly organized, no fees were paid to the Adviser pursuant to the Advisory Agreement in any prior fiscal year.

The Advisory Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of each Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the Advisory Agreement nor interested persons, as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by

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vote of a majority of the outstanding voting securities of a Fund on not more than 60 days’ written notice to the Adviser. In the event of its assignment, the Advisory Agreement will terminate automatically.

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that total annual operating expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to amounts specified in the Combined Proxy Statement/Prospectus of each Fund until June 30, 2022. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Advisory Agreement.

Portfolio Manager Holdings

As of the date of this SAI, none of the portfolio managers of the Funds beneficially owned securities of any of the Funds.

Other Portfolio Manager Information

The portfolio managers are also responsible for managing other account portfolios in addition to the respective Fund that they manage.

A portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of a Fund and other accounts presents a variety of potential conflicts of interests. For example, the portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio.

In some cases, another account managed by the same portfolio manager may compensate the Adviser based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for the Adviser to favor higher-fee-paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities. The Adviser has adopted policies and procedures that seek to mitigate such conflicts and to ensure that all clients are treated fairly and equally.

Another potential conflict could arise in instances in which securities considered as investments for the Funds are also appropriate investments for other investment accounts managed by the Adviser. When a decision is made to buy or sell a security by a Fund and one or more of the other accounts, the adviser may aggregate the purchase or sale of the securities and will allocate the securities transactions in a manner it believes to be equitable under the circumstances. However, a variety of factors can determine whether a particular account may participate in a particular aggregated transaction. Because of such differences, there may be differences in invested positions and securities held in accounts managed according to similar strategies. When aggregating orders, the Adviser employs procedures designed to ensure accounts will be treated in a fair and equitable manner and no account will be favored over any other. The Adviser has implemented specific policies and procedures to address any potential conflicts.

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The following tables indicate the number of accounts and asset under management (in millions) for each type of account for each portfolio manager as of September 30, 2020.

Christopher J.D. Lees, Senior Fund Manager, JOHCM Global Select Fund and JOHCM International Select Fund

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	4	0	$13,045.0	$0
Other Pooled Investment Vehicles	7	4	$4,553.0	$3,736.0
Other Accounts	3	1	$1,437.0	$37.0
Total	14	5	$19,035.0	$3,773.0

Nudgem Richyal, Senior Fund Manager, JOHCM Global Select Fund and JOHCM International Select Fund

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	4	0	$13,045.0	$0
Other Pooled Investment Vehicles	7	4	$4,553.0	$3,736.0
Other Accounts	3	1	$1,437.0	$37.0
Total	14	5	$19,035.0	$3,773.0

James Syme, Senior Fund Manager, JOHCM Emerging Markets Opportunities Fund

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	0	$634.0	$0
Other Pooled Investment Vehicles	3	2	$1,283.0	$755.0
Other Accounts	3	0	$305.0	$0
Total	7	2	$2,222.0	$755.0

Paul Wimborne, Senior Fund Manager, JOHCM Emerging Opportunities Fund

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	0	$634.0	$0
Other Pooled Investment Vehicles	3	2	$1,283.0	$755.0
Other Accounts	3	0	$305.0	$0
Total	7	2	$2,222.0	$755.0

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Robert Cresci, Senior Fund Manager, JOHCM International Small Cap Equity Fund

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	2	0	$196.0	$0
Other Pooled Investment Vehicles	1	0	$12.0	$0
Other Accounts	0	0	$0	$0
Total	3	0	$208.0	$0

Emery Brewer, Senior Fund Manager, JOHCM Emerging Markets Small Mid Cap Equity Fund

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	3	0	$402.0	$0
Other Pooled Investment Vehicles	4	3	$280.0	$161.0
Other Accounts	5	3	$689.0	$169.0
Total	12	6	$1,371.0	$330.0

Dr. Ivo Kovachev, Senior Fund Manager, JOHCM Emerging Markets Small Mid Cap Equity Fund

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	3	0	$402.0	$0
Other Pooled Investment Vehicles	4	3	$280.0	$161.0
Other Accounts	5	3	$689.0	$169.0
Total	12	6	$1,371.0	$330.0

Stephen Lew, Fund Manager, JOHCM Emerging Markets Small Mid Cap Equity Fund

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	2	0	$195.0	$0
Other Pooled Investment Vehicles	1	1	$52.0	$52.0
Other Accounts	0	0	$0.0	$0
Total	3	1	$247.0	$52.0

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Ben Leyland, Senior Fund Manager, JOHCM International Opportunities Fund

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	0	$3.0	$0
Other Pooled Investment Vehicles	3	1	$578.0	$519.0
Other Accounts	6	0	$3,665.0	$0
Total	10	1	$4,246.0	$519.0

Robert Lancastle, Senior Fund Manager, JOHCM International Opportunities Fund

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	0	$3.0	$0
Other Pooled Investment Vehicles	3	1	$578.0	$519.0
Other Accounts	6	0	$3,665.0	$0
Total	10	1	$4,246.0	$519.0

Giorgio Caputo, Senior Fund Manager, JOHCM Global Income Builder Fund and JOHCM Credit Income Fund

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	2	0	$88.0	$0
Other Pooled Investment Vehicles	1	0	$141.0	$0
Other Accounts	0	0	$0	$0
Total	3	0	$229.0	$0

Adam Gittes, Senior Fund Manager, JOHCM Global Income Builder Fund and JOHCM Credit Income Fund

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	2	0	$87.9	$0
Other Pooled Investment Vehicles	1	0	$140.6	$0
Other Accounts	0	0	$0	$0
Total	3	0	$228.6	$0

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Robert Hordon, Senior Fund Manager, JOHCM Global Income Builder Fund

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	0	$83.0	$0
Other Pooled Investment Vehicles	1	0	$141.0	$0
Other Accounts	0	0	$0	$0
Total	2	0	$224.0	$0

Portfolio Manager Compensation

The Adviser compensates the portfolio managers for their management of the Funds. The portfolio managers’ compensation consists of a combination of some or all of the following: a base salary, a revenue share (proportion of the management fee generated as well as performance fees earned by the firm from the non-U.S. mutual fund portfolios they manage, and equity interest in the firm.

Fund Services

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Administrator (“Administrator”) for the Funds and serves as the Funds’ Transfer Agent, Custodian, and Fund Accounting Agent. The Custodian acts as the Trust’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Trust’s request, and maintains records in connection with its duties. The Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other accounting and shareholder service functions. The fees and certain expenses of the Transfer Agent, Custodian, Fund Accounting Agent, and Administrator are paid by the Funds.

As of the date of this SAI, the Funds have not yet begun operations, and did not pay any administrative fees or expenses during the prior fiscal year.

Distributor

Foreside Fund Partners, LLC (to be renamed JOHCM Funds Distributors, LLC), the Distributor, a subsidiary of Foreside Financial Group, LLC, located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, provides distribution services to the Funds pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, and its officers, have no role in determining each Funds’ investment policies or which securities to buy or sell.

The Distributor may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Funds. The Trust in its discretion also may from time to time, subject to applicable law, issue shares of the Funds other than through the Distributor.

Independent Registered Public Accounting Firm

The firm of PricewaterhouseCoopers LLP, One North Wacker, Chicago, Illinois 60606, has been selected as independent registered public accounting firm for the Funds for the initial fiscal year ending September 30, 2021 in accordance with the requirements of the 1940 Act and the rules thereunder. PricewaterhouseCoopers LLP will perform an annual audit of the Funds’ financial statements and provides audit and tax services.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for each Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility, and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

All decisions concerning the purchase and sale of securities and the allocation of brokerage commissions on behalf of the Funds are made by the Adviser. In selecting broker-dealers to use for such transactions, the Adviser will seek to achieve the best overall result for a Fund taking into consideration a range of factors that include not just price, but also the broker’s reliability, reputation in the industry, financial standing, infrastructure, research and execution services and ability to accommodate special transaction needs. The Adviser will use knowledge of each Fund’s circumstances and requirements to determine the factors that the Adviser takes into account for the purpose of providing each Fund with “best execution.”

Under a participating affiliate arrangement, JOHCM USA may borrow personnel and resources from its affiliates, JOH Ltd., to execute trades for the Funds. JOHCM USA may utilize this arrangement for both United Kingdom securities and non-United Kingdom securities for all JOHCM Funds, including JOHCM Funds which are otherwise managed by portfolio management teams based in the United States.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter, or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

Because the Funds are newly organized, they did not pay any brokerage commissions in a prior fiscal year.

The Funds are newly organized and did not acquire or hold any securities of their regular broker-dealers in a prior fiscal year.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds will not disclose (or authorize the Custodian or principal underwriter to disclose) portfolio holdings information to any person or entity except as follows:

•

To persons providing services to the Funds who have a need to know such information in order to fulfill their obligations to the Funds, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, liquidity vendors, and research and trading services, and the Trust’s Board of Trustees;

•	In connection with periodic reports that are available to shareholders and the public;

•	To mutual fund rating or statistical agencies or persons performing similar functions;

•	Pursuant to a regulatory request or as otherwise required by law; or

•	To persons approved in writing by the CCO or President of the Trust.

Monthly top ten holdings and active weightings for each Fund are available on its Funds website (www.johcm.com/us/our-funds) 15 calendar days after each month-end. In addition to this monthly disclosure,

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each Fund may also make publicly available its portfolio holdings at other dates as may be determined from time to time. To find the top ten holdings and active weightings for each Fund, click on ”Asset Allocation” in the right hand column next to the Fund. The same information is also available by calling the Trust at 866-260-9549 (toll free) or 312-557-5913.

A complete listing of quarter-end portfolio holdings for each Fund is available on its Funds website (www.johcm.com/us/our-funds) 15 calendar days after each quarter-end. To find the quarter end portfolio holdings for each Fund, click on ”Overview” in the right hand column next to the Fund and then click on “Quarterly Holdings” next to “Fund Material”. The same information is also available by calling the Trust at 866-260-9549 (toll free) or 312-557-5913. The Funds will disclose portfolio holdings quarterly, in the annual and semi-annual Reports, as well as in filings with the SEC, in each case no later than 60 days after the end of the applicable fiscal period.

Pursuant to policies and procedures adopted by the Board of Trustees, the Funds have ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Administrator, Transfer Agent, Fund Accounting Agent, and Custodian and on an as needed basis to other third parties providing services to the Funds. The Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Funds. The Funds disclose portfolio holdings to their auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time. The Funds, the Adviser, the Transfer Agent, the Fund Accounting Agent, and the Custodian, are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Funds’ portfolio holdings without the specific approval of the Trust’s CCO or President. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the CCO, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Funds’ shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Funds or the Adviser. The CCO will provide to the Board of Trustees on a quarterly basis a report regarding all portfolio holdings information released on an ad hoc or special basis. Additionally, the Adviser and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing the Funds’ portfolio holdings. The Trust’s CCO monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Funds’ Adviser, Transfer Agent, Fund Accounting Agent, and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Funds’ portfolio holdings and the duty not to trade on the non-public information. The Trust believes that these are reasonable procedures to protect the confidentiality of the Funds’ portfolio holdings and will provide sufficient protection against personal trading based on the information.

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DETERMINATION OF SHARE PRICE

The price (NAV) of the shares of each Fund is determined at the close of trading of the NYSE, normally 4:00 p.m. ET/3:00 p.m. CT except for the following days on which the share price of each Fund is not calculated: Saturdays and Sundays; U.S. national holidays including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the NYSE, normally at 4:00 pm ET, each business day on which the share price of the Funds are calculated (as defined in each Fund’s prospectus).

Equity securities (including options, rights, warrants, futures, and options on futures) traded in the over-the-counter market or on a primary exchange shall be valued at the closing price or last trade price, as applicable, as determined by the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations available from the designated pricing vendor as of the closing of the primary exchange. Securities for which quotations are either (1) not readily available or (2) determined to not accurately reflect their value are valued at their fair value using procedures approved by the Board of Trustees. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations. Securities traded on more than one exchange will first be valued at the last sale price on the principal exchange, and then the secondary exchange. The NASD National Market System is considered an exchange. Investments in other open-end registered investment companies are valued at their respective NAV as reported by such companies.

Fixed-income securities will be valued at the latest quotations available from the designated pricing vendor. These quotations will be derived by an approved independent pricing service based on their proprietary calculation models. In the event that market quotations are not readily available for short-term debt instruments, securities with less than 61 days to maturity may be valued at amortized cost as long as there are no credit or other impairments of the issuer.

In the event an approved pricing service is unable to provide a readily available quotation, the security may be priced by an alternative source, such as a broker who covers the security and can provide a daily market quotation. The appropriateness of the alternative source, such as the continued use of the broker, will be reviewed and ratified quarterly by the Fund’s Fair Value Committee (“FVC”). Securities for which quotations are (1) not readily available, (2) not provided by an approved pricing service or broker, or (3) determined to not accurately reflect their value, are valued by the FVC using procedures approved by the Board of Trustees.

Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board.

REDEMPTION IN-KIND

The Funds ordinarily do not intend to redeem shares in any form except cash. However, if the amount redeemed is over the lesser of $250,000 or 1% of a Fund’s net assets, each Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net assets in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund.

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TAX CONSIDERATIONS

The following tax information supplements and should be read in conjunction with the tax information contained in each Fund’s Combined Proxy Statement/Prospectus. The Combined Proxy Statement/Prospectus generally describes the U.S. federal income tax treatment of each Fund and its shareholders. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in each Fund. There maybe other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of Fund shares as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Qualification as a Regulated Investment Company

Each Fund has elected or will elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from: (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of: (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs; and (B) other securities (other than those described in clause (A)) limited in respect of any one issuer to a value that does not exceed 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other RICs) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, taking into account any capital loss carryforwards) and its net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do

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not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Certain of a Fund’s investments in MLPs and ETFs, if any, may qualify as interests in qualified publicly traded partnerships.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain undercurrent law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs and certain commodity-linked ETFs.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss, determined with reference to any capital loss carryforwards) distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any), and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any taxable income, including any net capital gain retained by a Fund, will be subject to tax at the Fund level at regular corporate rates.

In the case of net capital gain, each Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be: (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

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In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its: (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

In order to comply with the distribution requirements described above applicable to RICs, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year.

If a Fund declares a distribution to shareholders of record in October, November, or December of one calendar year and pays the distribution in January of the following calendar year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the earlier year.

Excise Tax

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts.

Each Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax in the taxable year ending within the calendar year.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, each Fund is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

If a Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryover losses will retain their character as short-term or long-term.

See each Fund’s most recent annual shareholder report for each Fund’s available capital loss carryforwards, if any, as of the end of its most recently ended fiscal year.

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Fund Distributions

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. The IRS and the Department of the Treasury have issued proposed regulations that would impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things: (i) distributions paid by a Fund of net investment income and capital gains as described above; and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

If, in and with respect to any taxable year, a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. To the extent a Fund makes distributions of capital gains in excess of the Fund’s net capital gain for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), there is a possibility that the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by the Fund.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares.

A dividend paid to shareholders in January generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Distributions on a Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions

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may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, a Fund is required to distribute realized income and gains regardless of whether the Fund’s NAV also reflects unrealized losses.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend is not treated as qualified dividend income (at either the Fund or shareholder level): (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest; or (4) if the dividend is received from a foreign corporation that is: (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States); or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income are treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) are eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of a Fund qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction: (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock); or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced: (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund; or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to: (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction; or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

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Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the Fund from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Subject to future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from a Fund’s investments in MLPs will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.

Tax Implications of Certain Fund Investments

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code: (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security; (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security; and (iii) the rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury Department and IRS have issued proposed regulations providing that Section 451 does not apply to the accrual of market discount. If Section 451 were to apply to the accrual of market discount, a Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Each Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

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The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity - that is, at a premium - the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs. Any investment by a Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Certain distributions made by the Fund attributable to dividends received by the Funds from REITs may qualify as “qualified REIT dividends” in the hands of non-corporate shareholders, as discussed above.

Mortgage-Related Securities. A Fund may invest directly or indirectly in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of each Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity

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interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to taxon UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Foreign currency gains generally are treated as qualifying income for purposes of the 90% gross income test described above. There is a remote possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” A foreign issuer in which a Fund invests will not be treated as a PFIC with respect to the Fund if such issuer is a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes and the Fund holds (directly, indirectly, or constructively) 10% or more of the voting interests in or total value of such issuer. In such a case, a Fund generally would be required to include in gross income each year, as ordinary income, its share of certain amounts of a CFC’s income, whether or not the CFC distributes such amounts to the Fund.

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Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Options and Futures

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires: (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter; and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, each Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether

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capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain undercurrent law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Commodity-Linked Instruments. A Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Exchange-Traded Notes, Structured Notes. The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked ETNs and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect a Fund’s ability to qualify for treatment as a RIC and to avoid a fund-level tax.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as: (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income); (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares; and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Other RICs. A Fund’s investments in shares of another mutual fund, an ETF or another company that qualifies as a RIC (each, an “investment company”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company. If a Fund receives dividends from an investment company and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If a Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its

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distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Investments in Master Limited Partnerships and Certain Non-U.S. Entities. A Fund’s ability to make direct and indirect investments in MLPs and certain non-U.S. entities is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, the Fund is permitted to have no more than 25% of the value of its total assets invested in qualified publicly traded partnerships, including MLPs.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in a MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Sale, Exchange or Redemption of Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss.

In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the

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taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Tax Shelter Reporting Regulations

Under U.S. Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxation

Income, proceeds and gains received by a Fund (or RICs in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. This will decrease the Fund’s yield on securities subject to such taxes. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Foreign Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as: (1) Capital Gain Dividends; (2) short-term capital gain dividends; and (3) interest-related dividends, each as defined below and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by

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the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If a Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund may report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless: (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States; (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Subject to certain exceptions (e.g., for a Fund that is a “United States real property holding corporation” as described below), a Fund is generally not required (and does not expect) to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current earnings and profits for the applicable taxable year or accumulated earnings and profits) when paid to its foreign shareholders.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

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If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Moreover, if a Fund were a USRPHC or, very generally, had been one in the last five years, it would be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts would not be treated as a dividend, i.e., are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable taxable year. Such withholding generally is not required if the Fund is a domestically controlled QIE.

If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to: (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands; and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of each Fund also maybe subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

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Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require each Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., interest-related dividends and short-term capital gain dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to the Adviser, subject to the general oversight of the Board. The Adviser has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the 1940 Act, as amended, consistent with its fiduciary obligations. The Proxy Policy has been approved by the Board of Trustees. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Funds and their

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shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the best economic interests of the Funds and the Adviser’s interests will be resolved in the Funds’ favor pursuant to the Proxy Policy.

The Adviser’s proxy voting policies and procedures are attached as Appendix A.

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the pertinent Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 866-260-9549 (toll free) or 312-557-5913. Information about how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available without charge, upon request, by calling the Trust at 866-260-9549 (toll free) or 312-557-5913 and on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

As of the date of this SAI, none of the Funds have commenced operations and thus do not have audited financial statements.

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APPENDIX A

J O HAMBRO CAPITAL MANAGEMENT LIMITED

JOHCM (USA) INC.

PROXY VOTING PROCEDURES SUMMARY

JOHCM USA has established procedures to ensure that all proxies that are received are properly distributed and voted on a timely basis in the best interest of the client. JOHCM USA uses Broadridge Proxy Edge and ISS Proxy Exchange to facilitate its voting and engagement activities. ISS is used for research and recommendations and Broadridge Proxy Edge is used to vote.

Where ISS research highlights issues which do not represent best practice, portfolio managers may discuss the issue internally with the Investment Director or they may choose to discuss specific issues directly with company management. After careful analysis, a voting decision is made by the portfolio manager for the particular account and an authorized individual submits the proxy vote.

Should a conflict of interest arise between JOHCM USA’s interests and those of a client, JOHCM USA will arrange a discussion with such client to review the proxy voting materials and the conflict and will obtain the client’s consent before voting. If JOHCM USA is not able to obtain the client’s consent, JOHCM USA shall take reasonable steps to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies in the best interests of the client.

Once the proxy has been voted, it is recorded and stored on the Broadridge Proxy Edge system. These records contain the proxy statements received on behalf of the client and the record of votes cast on behalf of the client. The Adviser also retains any documents that it has prepared which were material to making a decision on how to vote, or that memorialized the basis for the decision, and records of the client’s requests for proxy voting information and any written response.

Clients may request a copy of our proxy voting policy or information regarding this proxy voting policy, including how JOHCM USA voted on specific proxies.

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PART C

OTHER INFORMATION

Item 15. Indemnification.

Reference is made to Article VIII, sections 1 through 3, of the Registrant’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), which is incorporated by reference herein. In addition, the Registrant maintains a trustees and officers liability insurance policy under which the Registrant and its trustees and officers are named insureds. Certain service providers to the Registrant also have contractually agreed to indemnify and hold harmless the trustees against liability arising in connection with the service provider’s performance of services under the relevant agreement.

The Registrant also agreed to contractually indemnify each trustee. The agreement between the Registrant and each trustee, in addition to delineating certain procedural aspects relating to indemnification and advancement of expenses to the fullest extent permitted by the Declaration of Trust and Amended and Restated Bylaws (the “Bylaws”) and the laws of The Commonwealth of Massachusetts, the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as now or hereafter in force, provides that the Registrant shall indemnify and hold harmless a trustee against any and all expenses actually and reasonably incurred by the trustee in any proceeding arising out of or in connection with the trustee’s service to the Trust, unless the trustee has been adjudicated in a final adjudication on the merits to have engaged in certain disabling conduct.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)	Amended and Restated Agreement and Declaration of Trust.[1]

(a) Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust.*

(2)	Amended and Restated Bylaws.[1]

(3)	Not applicable.

(4)	(a)	Agreement and Plan of Reorganization relating to JOHCM Credit Income Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Emerging Markets Small Mid Cap Equity Fund, JOHCM Global Income Builder Fund, JOHCM Global Select Fund, JOHCM International Opportunities Fund, JOHCM International Select Fund, and JOHCM International Small Cap Equity Fund is attached as Exhibit A to the Combined Proxy Statement/Prospectus contained in this Registration Statement.

(5)	Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and Bylaws of the Registrant.

(6)	Investment Advisory Contracts.

	(a)	Investment Advisory Contract between registrant (“Registrant” or “Trust”) and JOHCM (USA) Inc. dated January 8, 2021.[1]

(7)	Underwriting Contracts.

	(a)	Form of Distribution Agreement between Registrant and JOHCM Funds Distributors, LLC.[1]

(8)	Not applicable.

(9)	Custodial Agreements.

	(a)	Form of Custody Agreement between Registrant and The Northern Trust Company.[1]

(10)	(a)	Distribution and Servicing Plan Pursuant to Rule 12b-1.[1]

	(b)	Multiple Class Plan Pursuant to Rule 18f-3.[1]

(11)	Opinion and Consent of Ropes & Gray LLP regarding the legality of the securities being registered.[3]

(12)	Opinion of Ropes & Gray LLP with respect to tax matters.*

(13)	Other Material Contracts.

	(a)	Form of Transfer Agency and Service Agreement between Registrant and The Northern Trust Company.[1]

	(b)	Form of Fund Administration and Accounting Services Agreement between Registrant and The Northern Trust.[1]

	(c)	Expense Limitation Agreement by and among Registrant, JOHCM (USA) Inc. and J O Hambro Capital Management Limited.[1]

	(d)	Credit Agreement between Registrant and The Northern Trust Company.*

	(e)	Shareholder Services, Recordkeeping and Sub-Transfer Agency Services Agreement between the Trust and JOHCM (USA) Inc.[2]

	(f)	Administration and Compliance Services Agreement between the Trust and JOHCM (USA) Inc.[2]

(14)	Consent of Independent Registered Public Accounting Firm.[3]

(15)	Not applicable.

(16)	Powers of Attorney.

	(a)	Power of Attorney for Joseph P. Gennaco, Barbara A. McCann, Kevin J. McKenna, Beth K. Werths, and Nicholas Good with respect to filings on Form N-1A.[2]

	(b)	Power of Attorney for Jonathan Weitz with respect to filings on Form N-1A.[2]

	(c)	Power of Attorney for Troy Sheets with respect to filings on Form N-1A.[2]

	(d)	Power of Attorney for Joseph P. Gennaco, Barbara A. McCann, Kevin J. McKenna, Beth K. Werths, and Nicholas Good with respect to filings on Form N-14.[3]

	(e)	Power of Attorney for Jonathan Weitz with respect to filings on Form N-14.[3]

	(f)	Power of Attorney for Troy Sheets with respect to filings on Form N-14.[3]

(17)	Form of Proxy Card.[3]

[1]	Previously filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 26, 2021.
[2]	Previously filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 12, 2021.
[3]	Previously filed as an Exhibit to Registrant’s Registration Statement on Form N-14, as filed with the Securities and Exchange Commission on February 16, 2021.
*	To be filed by amendment.

Item 17. Undertakings.

1.

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.

The undersigned Registrant agrees to file by post-effective amendment an opinion of counsel supporting the tax consequences of the proposed reorganizations within a reasonable period of time after receipt of such opinion.

NOTICE

A copy of the Declaration of JOHCM Funds Trust, together with all amendments thereto, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trust by an officer or Trustee of the Trust in his or her capacity as an officer or Trustee of the Trust and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or officers of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the Town of Canton, Commonwealth of Massachusetts on the 1st day of April, 2021.

JOHCM Funds Trust

By:	/s/ Jonathan Weitz
Jonathan Weitz
President and Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date

/s/ Jonathan Weitz	President and Chief Executive Officer	April 1, 2021
Jonathan Weitz

/s/ Troy Sheets	Treasurer, Chief Financial Officer and Principal Accounting Officer	April 1, 2021
Troy Sheets*

/s/ Joseph P. Gennaco	Trustee	April 1, 2021
Joseph P. Gennaco*

/s/ Barbara A. McCann	Trustee	April 1, 2021
Barbara A. McCann*

/s/ Kevin J. McKenna	Trustee	April 1, 2021
Kevin J. McKenna*

/s/ Beth K. Werths	Trustee	April 1, 2021
Beth K. Werths*

/s/ Nicholas Good	Trustee	April 1, 2021
Nicholas Good*

*By:	/s/ Jonathan Weitz
Jonathan Weitz, as Attorney-in-Fact